UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05957
                                                     ---------------------

                      Nuveen Municipal Advantage Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                  ------------------------------
                                                  ANNUAL REPORT October 31, 2006
                                                  ------------------------------

                           Nuveen Investments
                           Municipal Closed-End Funds


  NUVEEN PERFORMANCE
      PLUS MUNICIPAL
          FUND, INC.
                 NPP

    NUVEEN MUNICIPAL
ADVANTAGE FUND, INC.
                 NMA

    NUVEEN MUNICIPAL
  MARKET OPPORTUNITY
          FUND, INC.
                 NMO

     NUVEEN DIVIDEND
           ADVANTAGE
      MUNICIPAL FUND
                 NAD

     NUVEEN DIVIDEND
           ADVANTAGE
    MUNICIPAL FUND 2
                 NXZ

     NUVEEN DIVIDEND
           ADVANTAGE
    MUNICIPAL FUND 3
                 NZF

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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

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                                                                NUVEEN
                                                                   INVESTMENTS

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


Chairman's
      LETTER TO SHAREHOLDERS

Photo of Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

      Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

      For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND
 INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

      We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

      Sincerely,

      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      CHAIRMAN OF THE BOARD

      December 15, 2006

Nuveen Investments Municipal Closed-End Funds
NPP, NMA, NMO, NAD, NXZ, NZF

Portfolio Managers'
            COMMENTS

PORTFOLIO MANAGERS TOM SPALDING AND PAUL BRENNAN DISCUSS U.S. ECONOMIC AND MUNICIPAL MARKET CONDITIONS, KEY INVESTMENT STRATEGIES, AND THE ANNUAL PERFORMANCE OF THESE SIX NATIONAL FUNDS. A 30-YEAR VETERAN OF NUVEEN, TOM HAS MANAGED NXZ SINCE ITS INCEPTION IN 2001 AND NPP, NMA, NMO, AND NAD SINCE 2003. WITH 17 YEARS OF INVESTMENT EXPERIENCE, INCLUDING 15 YEARS AT NUVEEN, PAUL ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NZF IN JULY 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates hitting a peak in June 2006 before falling sharply for the remainder of the period. For the period as a whole, interest rates at the shorter end of the taxable yield curve generally continued to rise, while longer rates ended the period close to where they began it or even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations 1 generally outperformed those with shorter durations during this period.

Between November 1, 2005 and October 31, 2006, the Federal Reserve announced six increases of 0.25% each in the fed funds rate before pausing to leave monetary policy unchanged at the August-October 2006 sessions of its Open Market Committee. The increases raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just four basis points to end October 2006 at 4.60%. In contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.78% at the end of October 2006, a decline of 43 basis points from the end of October 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply with a 5.6% gain in the first quarter of 2006 before moderating to a pace of 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, the rate of GDP growth slowed to 2.2%, largely as the result of an 18% slump in residential investment, the largest decrease in 15 years. Despite the recent slowdown in economic

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

growth, the markets continued to keep a close eye on inflation trends. While declining energy prices contributed to a benign 1.3% year-over-year increase in the Consumer Price Index as of October 2006, the core rate (which excludes food and energy prices) rose 2.7% for the same period. In general, the jobs picture remained positive, with national unemployment at 4.4% in October 2006, down from 4.9% in October 2005, the lowest level since May 2001.

Over the 12 months ended October 2006, municipal bond issuance nationwide totaled $367.1 billion, down 8% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first 10 months of 2006, with $295.1 billion in new securities coming to market, off 12.5% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in refunding volume, which fell almost 50% from last year's levels. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, institutional investors such as hedge funds and arbitragers, and foreign participants all taking part in the market.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As the yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included pursuing a disciplined approach to duration management and yield curve positioning throughout the period. As part of this approach, we focused on purchasing bonds that we believed provided attractive total return opportunities without excessive risk, emphasizing attractively priced bonds with defensive coupons in the 20- to 30-year part of the yield curve in NPP, NMA, NMO, NAD, and NXZ and in the 15- to 20-year range in NZF. For all of these Funds, our purchases of defensive coupon bonds included bonds with premium coupons 2.

We also broadened the scope of our investment performance management strategies to place additional emphasis on income strategies. As part of exploring further ways to increase the Funds' income-generating potential, we employed additional tools that helped us measure and manage interest rate risk. We also focused on purchasing bonds that offered the potential for more income in a variety of ways, such as different types of

2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

coupons. Among the bonds we added during this period were zero coupon bonds, discount coupon bonds, and inverse floaters, all of which also added duration to our portfolios at the time of purchase. (Inverse floaters are bonds with coupons structured to move in the opposite direction of interest rates. For example, if market interest rates decline, the interest rate earned by the inverse floater will rise. An inverse floater increases the market rate risk and modified duration of the investment.)

Since late 2004, we have also been using hedging strategies, including interest rate swap agreements and futures contracts, in funds where we believed this would help support our overall investment performance strategies, especially our income strategies and our duration (interest rate risk) objectives. As discussed in previous shareholder reports, the goal of these hedging strategies is to manage the funds' durations (and price sensitivity) within a preferred range without having a negative impact on their income streams or common share dividends over the short term. In line with this objective, we deployed these strategies in NZF later in the reporting period.

Although issuance nationwide declined during this period, the reduction in issuance did not have a major impact on the implementation of this or other strategies we had planned for these Funds. Much of the new supply was highly rated and/or insured, and many of our new purchases were higher-rated credits. In NPP, NMA, NMO, NAD, and NXZ, we added some uninsured health care names, primarily dominant providers with strong management and operating histories, as well as a few selected tobacco credits. In NZF, most of our purchase activity focused on the essential services sectors.

In addition, we continued to keep the Funds well diversified geographically, looking to states with stronger issuance, including California, Texas, New York, and Florida, to find more attractive offerings as municipal issuance declined. NZF also purchased paper issued in specialty states, such as California, New York, and Ohio, which have relatively higher income tax levels. Municipal bonds issued in these specialty states are generally in great demand by in-state individual investors, which helps to support their value. These bonds also provide additional liquidity, making it easier for us to execute trades as part of implementing our strategies.

We also continued to emphasize maintaining the Funds' weightings of lower-quality bonds. However, as credit spreads continued to narrow over this period and municipal issuance tightened, we generally found fewer attractively structured lower-rated credit opportunities in the market. This was especially true during the second half of this reporting period. Overall, the Funds continued to have good exposure to the lower-rated credit categories.

In NPP, NMA, NMO, NAD, and NXZ, most of the cash we redeployed during this period came from called bond holdings, although we also trimmed some of our exposure to pre-refunded bonds to generate cash for new purchases. In NZF, we sold holdings with shorter durations, including pre-refunded bonds, as well as bonds with less attractive call features and credits producing lower tax-exempt income streams as part of our yield curve and income strategies.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 10/31/06

                             1-YEAR                 5-YEAR              10-YEAR
--------------------------------------------------------------------------------
NPP                          7.50%                  6.51%               6.75%
--------------------------------------------------------------------------------
NMA                          7.16%                  7.03%               6.95%
--------------------------------------------------------------------------------
NMO                          7.49%                  6.46%               6.28%
--------------------------------------------------------------------------------
NAD                          7.59%                  7.50%               NA
--------------------------------------------------------------------------------
NXZ                          7.86%                  8.02%               NA
--------------------------------------------------------------------------------
NZF                          7.57%                  7.95%               NA
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index 3                 5.75%                  5.05%               5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average 4              8.42%                  7.00%               6.63%
--------------------------------------------------------------------------------

*     Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended October 31, 2006, the total returns on net asset value
(NAV) for all six of the Funds in this report exceeded the return on the Lehman Brothers Municipal

3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 56; 5 years, 45; and 10 years, 39. Fund and Lipper returns assume reinvestment of dividends.

Bond Index. The six Funds underperformed the average return for their Lipper peer group for this period.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, the addition of bonds purchased as part of our duration and income strategies, allocations to lower-rated credits, the use of financial leverage, and advance refunding activity. 5

As longer rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and four years were the most adversely impacted by changes in the interest rate environment over this period, as rates in that part of the curve rose. As a result, these bonds generally underperformed longer bonds, with issues having maturities between 17 and 22 years and those with maturities 22 years and longer achieving the best returns for the period. Yield curve positioning, or exposure to those parts of the yield curve that performed best during this period, helped the Funds' performances. In particular, NMA was not as well positioned as the other Funds in this report, with relatively less exposure to the longer part of the curve and more exposure to the shorter end, which hindered its performance. We continued to work to strengthen the yield curve positioning of all of these Funds.

As previously mentioned, in recent months we added zero coupon bonds, discount coupon bonds, and inverse floaters to our portfolios, all of which had a positive impact on the Funds' performances for this period. Zero coupon bonds, for example, typically have very long durations, all else equal, and tend to be very sensitive to changes in interest rates. With rates at the long end of the curve declining throughout much of this 12-month period, zero coupon bonds in the Lehman Brothers Municipal Bond Index performed very well, exceeding the return for the general municipal market by almost 500 basis points.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, these Funds also benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads to tighten. As of October 31, 2006, allocations of

5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

bonds rated BBB or lower and non-rated bonds accounted for 12% of NPP's and NMO's portfolio, 15% of NAD and NZF, 19% of NMA, and 20% of NXZ, including an 8% allocation to bonds rated BB or lower, which helped to boost this Fund's annual performance.

Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were industrial development and resource recovery bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Bonds backed by the 1998 master tobacco settlement agreement, which are generally rated BBB, also contributed to the Funds' performances. These bonds comprised approximately 4% to 6% of the portfolios of these six Funds as of October 31, 2006.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. Over this 12-month reporting period, the Funds' performances were positively impacted by the leveraging strategy, although not to the extent we have seen in past years. Over the long term, we firmly believe that the use of financial leverage should continue to work to the benefit of these Funds. This is demonstrated by the total return performances--both absolute and relative to the Lehman Brothers Municipal Bond Index--of all six Funds over the 5-year period and of NPP, NMA, and NMO over the 10-year period ended October 31, 2006.

We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. Among the Funds in this report, the three older Funds--NPP, NMA, and NMO--had the largest allocations of pre-refunded bonds going into this period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2006?

Maintaining strong credit quality remained an important requirement. As of October 31, 2006, all six of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 69% in NXZ to 79% in NMA, 83% in NAD and NZF, 84% in NPP, and 85% in NMO.

At the end of October 2006, potential call exposure for the period November 2006 through the end of 2007 ranged from 7% in NXZ and NZF and 8% in NMO to 12% in NPP, 13% in NAD, and 16% in NMA. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
         INFORMATION

As previously noted, these six Funds use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their MuniPreferred shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting their income streams and reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured, were called, or were sold were reinvested then into bonds currently available in the market, which generally offered lower yields. These factors resulted in one monthly dividend reduction in NZF, two in NMA and NMO, and three in NPP, NAD, and NXZ over the 12-month period ended October 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2005, as follows:

                     LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                                 (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPP                                  $0.0174                            $0.0001
--------------------------------------------------------------------------------
NMA                                  $0.0116                            $0.0030
--------------------------------------------------------------------------------
NMO                                       --                            $0.0036
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2006, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                                    10/31/06                           12-MONTH
                            PREMIUM/DISCOUNT           AVERAGE PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NPP                                   -4.37%                             -4.99%
--------------------------------------------------------------------------------
NMA                                   -0.19%                             -1.55%
--------------------------------------------------------------------------------
NMO                                   -2.66%                             -5.27%
--------------------------------------------------------------------------------
NAD                                   -1.54%                             -3.38%
--------------------------------------------------------------------------------
NXZ                                   +3.00%                             +3.46%
--------------------------------------------------------------------------------
NZF                                   +2.19%                             -0.92%
--------------------------------------------------------------------------------

Nuveen Performance Plus Municipal Fund, Inc.

NPP

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
                                   [PIE CHART]

CREDIT QUALITY
(as a % of total investments)

AAA/U.S. Guaranteed                     76%
AA                                       8%
A                                        4%
BBB                                      8%
BB or Lower                              2%
N/R                                      2%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0745   0.0745   0.0745   0.0745  0.0705   0.0705   0.0705   0.0670   0.0670  0.0670   0.0640   0.0640
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   14.50
                                            $   14.48
                                            $   14.44
                                            $   14.45
                                            $   14.44
                                            $   14.48
                                            $   14.33
                                            $   14.09
                                            $   14.07
                                            $   13.85
                                            $   13.93
                                            $   14.01
                                            $   14.05
                                            $   14.09
                                            $   14.08
                                            $   14.06
                                            $   14.01
                                            $   14.03
                                            $   14.18
                                            $   14.13
                                            $   14.15
                                            $   14.18
                                            $   14.20
                                            $   14.20
                                            $   14.21
                                            $   14.23
                                            $   14.29
                                            $   14.36
                                            $   14.45
                                            $   14.26
                                            $   14.20
                                            $   14.24
                                            $   14.19
                                            $   14.18
                                            $   14.14
                                            $   14.13
                                            $   14.21
                                            $   14.30
                                            $   14.38
                                            $   14.42
                                            $   14.49
                                            $   14.70
                                            $   14.70
                                            $   14.79
                                            $   14.90
                                            $   14.96
                                            $   14.91
                                            $   15.00
                                            $   15.12
                                            $   15.11
                                            $   15.11
                                            $   15.13
                                            $   15.08
                                            $   15.04
                                            $   15.06
                                            $   15.03
                                            $   15.05
                                            $   14.98
                                            $   14.99
                                            $   14.97
                                            $   15.11
                                            $   15.15
                                            $   15.22
                                            $   15.14
                                            $   15.13
                                            $   15.15
                                            $   15.08
                                            $   15.12
                                            $   15.04
                                            $   15.06
                                            $   15.02
                                            $   14.91
                                            $   14.93
                                            $   14.94
                                            $   15.01
                                            $   15.11
                                            $   15.16
                                            $   15.25
                                            $   15.21
                                            $   15.22
                                            $   15.23
                                            $   15.24
                                            $   15.22
                                            $   15.23
                                            $   15.10
                                            $   15.00
                                            $   14.96
                                            $   14.96
                                            $   15.11
                                            $   15.04
                                            $   15.05
                                            $   15.08
                                            $   15.02
                                            $   15.18
                                            $   15.10
                                            $   15.21
                                            $   15.35
                                            $   15.45
                                            $   15.38
                                            $   15.34
                                            $   15.21
                                            $   15.14
                                            $   15.21
                                            $   15.07
                                            $   15.08
                                            $   15.13
                                            $   15.10
                                            $   14.98
                                            $   14.93
                                            $   14.87
                                            $   14.82
                                            $   14.62
                                            $   14.65
                                            $   14.64
                                            $   14.54
                                            $   14.53
                                            $   14.50
                                            $   14.44
                                            $   14.35
                                            $   14.40
                                            $   14.36
                                            $   14.43
                                            $   14.45
                                            $   14.51
                                            $   14.51
                                            $   14.53
                                            $   14.55
                                            $   14.50
                                            $   14.52
                                            $   14.55
                                            $   14.54
                                            $   14.51
                                            $   14.58
                                            $   14.40
                                            $   14.40
                                            $   14.45
                                            $   14.49
                                            $   14.39
                                            $   14.38
                                            $   14.36
                                            $   14.34
                                            $   14.36
                                            $   14.40
                                            $   14.42
                                            $   14.45
                                            $   14.46
                                            $   14.50
                                            $   14.59
                                            $   14.62
                                            $   14.50
                                            $   14.53
                                            $   14.51
                                            $   14.51
                                            $   14.57
                                            $   14.55
                                            $   14.45
                                            $   14.38
                                            $   14.39
                                            $   14.39
                                            $   14.43
                                            $   14.35
                                            $   14.34
                                            $   14.26
                                            $   14.24
                                            $   14.25
                                            $   14.13
                                            $   14.20
                                            $   14.28
                                            $   14.28
                                            $   14.33
                                            $   14.39
                                            $   14.41
                                            $   14.46
                                            $   14.45
                                            $   14.41
                                            $   14.31
                                            $   14.30
                                            $   14.36
                                            $   14.35
                                            $   14.33
                                            $   14.40
                                            $   14.38
                                            $   14.34
                                            $   14.43
                                            $   14.47
                                            $   14.54
                                            $   14.75
                                            $   14.78
                                            $   14.82
                                            $   14.90
                                            $   14.85
                                            $   14.87
                                            $   14.85
                                            $   14.74
                                            $   14.79
                                            $   14.77
                                            $   14.82
                                            $   14.70
                                            $   14.65
                                            $   14.83
                                            $   14.88
                                            $   14.87
                                            $   14.91
                                            $   14.89
                                            $   14.93
                                            $   14.90
                                            $   14.98
                                            $   14.92
                                            $   14.93
                                            $   14.97
                                            $   15.00
                                            $   14.98
                                            $   14.94
                                            $   14.98
                                            $   14.96
                                            $   15.03
                                            $   15.13
                                            $   15.10
                                            $   15.11
                                            $   15.00
                                            $   14.95
                                            $   14.96
                                            $   14.94
                                            $   14.94
                                            $   14.92
                                            $   14.93
                                            $   14.95
                                            $   14.97
                                            $   14.95
                                            $   14.99
                                            $   14.97
                                            $   15.00
                                            $   15.00
                                            $   14.98
                                            $   14.97
                                            $   14.95
                                            $   14.95
                                            $   14.97
                                            $   14.93
                                            $   14.92
                                            $   14.84
                                            $   14.84
                                            $   14.70
                                            $   14.69
                                            $   14.80
                                            $   14.77
                                            $   14.81
                                            $   14.90
                                            $   14.88
                                            $   14.96
                                            $   15.04
                                            $   15.01
                                            $   15.08
                                            $   15.08
                       10/31/06             $   15.09

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0175 per share.

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  15.09
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.78
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.37%
--------------------------------------------------------------------------------
Market Yield                                                               5.09%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.07%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $945,222
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.58
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                   10.78%                           7.50%
--------------------------------------------------------------------------------
5-Year                                    7.35%                           6.51%
--------------------------------------------------------------------------------
10-Year                                   6.57%                           6.75%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)

--------------------------------------------------------------------------------
Illinois                                                                   14.7%
--------------------------------------------------------------------------------
California                                                                 10.0%
--------------------------------------------------------------------------------
New York                                                                    6.6%
--------------------------------------------------------------------------------
New Jersey                                                                  6.0%
--------------------------------------------------------------------------------
Michigan                                                                    4.5%
--------------------------------------------------------------------------------
Indiana                                                                     4.4%
--------------------------------------------------------------------------------
Texas                                                                       4.4%
--------------------------------------------------------------------------------
Florida                                                                     4.2%
--------------------------------------------------------------------------------
Colorado                                                                    4.1%
--------------------------------------------------------------------------------
Massachusetts                                                               3.8%
--------------------------------------------------------------------------------
Washington                                                                  3.3%
--------------------------------------------------------------------------------
Utah                                                                        2.9%
--------------------------------------------------------------------------------
South Carolina                                                              2.9%
--------------------------------------------------------------------------------
Ohio                                                                        2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Georgia                                                                     2.2%
--------------------------------------------------------------------------------
Minnesota                                                                   2.0%
--------------------------------------------------------------------------------
Louisiana                                                                   2.0%
--------------------------------------------------------------------------------
Nevada                                                                      1.6%
--------------------------------------------------------------------------------
Wisconsin                                                                   1.4%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.0%
--------------------------------------------------------------------------------
Transportation                                                             10.0%
--------------------------------------------------------------------------------
Utilities                                                                   9.8%
--------------------------------------------------------------------------------
Health Care                                                                 8.3%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.5%
--------------------------------------------------------------------------------
Other                                                                      11.3%
--------------------------------------------------------------------------------

Nuveen Municipal Advantage Fund, Inc.

NMA

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  15.85
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.88
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.19%
--------------------------------------------------------------------------------
Market Yield                                                               5.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.51%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $683,675
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.15
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                    10.68%                          7.16%
--------------------------------------------------------------------------------
5-Year                                     8.31%                          7.03%
--------------------------------------------------------------------------------
10-Year                                    7.36%                          6.95%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)

--------------------------------------------------------------------------------
Texas                                                                      11.3%
--------------------------------------------------------------------------------
New York                                                                   11.0%
--------------------------------------------------------------------------------
Illinois                                                                   10.8%
--------------------------------------------------------------------------------
Washington                                                                  9.6%
--------------------------------------------------------------------------------
California                                                                  8.0%
--------------------------------------------------------------------------------
Louisiana                                                                   6.2%
--------------------------------------------------------------------------------
Colorado                                                                    4.5%
--------------------------------------------------------------------------------
Tennessee                                                                   3.6%
--------------------------------------------------------------------------------
Ohio                                                                        3.0%
--------------------------------------------------------------------------------
South Carolina                                                              2.8%
--------------------------------------------------------------------------------
New Jersey                                                                  2.6%
--------------------------------------------------------------------------------
Nevada                                                                      2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.4%
--------------------------------------------------------------------------------
Alabama                                                                     2.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.0%
--------------------------------------------------------------------------------
North Carolina                                                              1.7%
--------------------------------------------------------------------------------
Oklahoma                                                                    1.5%
--------------------------------------------------------------------------------
Other                                                                      14.5%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.6%
--------------------------------------------------------------------------------
Utilities                                                                  15.1%
--------------------------------------------------------------------------------
Transportation                                                             10.6%
--------------------------------------------------------------------------------
Health Care                                                                 9.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.1%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.5%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.1%
--------------------------------------------------------------------------------
Other                                                                       7.3%
--------------------------------------------------------------------------------


                                   [PIE CHART]

CREDIT QUALITY
(as a % of total investments)

AAA/U.S. Guaranteed                      71%
AA                                        8%
A                                         2%
BBB                                      16%
BB or Lower                               3%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0795   0.0795   0.0795   0.0795  0.0755   0.0755   0.0755   0.0715   0.0715  0.0715   0.0715   0.0715
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   15.27
                                            $   15.20
                                            $   15.24
                                            $   15.20
                                            $   15.21
                                            $   15.25
                                            $   15.22
                                            $   15.19
                                            $   15.23
                                            $   15.09
                                            $   15.08
                                            $   15.08
                                            $   15.12
                                            $   15.12
                                            $   15.01
                                            $   14.99
                                            $   15.00
                                            $   15.03
                                            $   15.09
                                            $   15.13
                                            $   15.05
                                            $   15.10
                                            $   15.14
                                            $   15.12
                                            $   15.22
                                            $   15.21
                                            $   15.27
                                            $   15.45
                                            $   15.38
                                            $   15.14
                                            $   15.19
                                            $   15.07
                                            $   15.06
                                            $   14.98
                                            $   15.02
                                            $   15.03
                                            $   15.01
                                            $   15.18
                                            $   15.20
                                            $   15.18
                                            $   15.35
                                            $   15.38
                                            $   15.38
                                            $   15.42
                                            $   15.45
                                            $   15.70
                                            $   15.65
                                            $   15.70
                                            $   15.77
                                            $   15.81
                                            $   15.72
                                            $   15.43
                                            $   15.64
                                            $   15.71
                                            $   15.89
                                            $   15.92
                                            $   15.85
                                            $   15.91
                                            $   15.95
                                            $   15.94
                                            $   15.98
                                            $   16.05
                                            $   16.02
                                            $   16.01
                                            $   16.00
                                            $   15.66
                                            $   15.63
                                            $   15.68
                                            $   15.69
                                            $   15.68
                                            $   15.79
                                            $   15.60
                                            $   15.63
                                            $   15.61
                                            $   15.77
                                            $   15.77
                                            $   15.80
                                            $   15.75
                                            $   15.95
                                            $   15.82
                                            $   15.86
                                            $   15.92
                                            $   15.93
                                            $   15.94
                                            $   15.70
                                            $   15.45
                                            $   15.38
                                            $   15.46
                                            $   15.55
                                            $   15.58
                                            $   15.49
                                            $   15.46
                                            $   15.43
                                            $   15.57
                                            $   15.52
                                            $   15.50
                                            $   15.50
                                            $   15.47
                                            $   15.49
                                            $   15.46
                                            $   15.47
                                            $   15.55
                                            $   15.49
                                            $   15.45
                                            $   15.46
                                            $   15.51
                                            $   15.53
                                            $   15.46
                                            $   15.47
                                            $   15.35
                                            $   15.25
                                            $   15.13
                                            $   15.17
                                            $   15.29
                                            $   15.15
                                            $   15.22
                                            $   15.23
                                            $   15.14
                                            $   15.15
                                            $   15.17
                                            $   15.12
                                            $   15.17
                                            $   15.15
                                            $   15.17
                                            $   15.17
                                            $   15.24
                                            $   15.25
                                            $   15.29
                                            $   15.31
                                            $   15.33
                                            $   15.43
                                            $   15.33
                                            $   15.42
                                            $   15.30
                                            $   15.28
                                            $   15.34
                                            $   15.36
                                            $   15.29
                                            $   15.32
                                            $   15.35
                                            $   15.34
                                            $   15.36
                                            $   15.32
                                            $   15.28
                                            $   15.28
                                            $   15.35
                                            $   15.27
                                            $   15.40
                                            $   15.37
                                            $   15.31
                                            $   15.33
                                            $   15.25
                                            $   15.29
                                            $   15.25
                                            $   15.27
                                            $   15.15
                                            $   15.06
                                            $   15.05
                                            $   15.10
                                            $   15.04
                                            $   15.03
                                            $   14.90
                                            $   14.86
                                            $   14.80
                                            $   14.81
                                            $   14.81
                                            $   14.82
                                            $   14.80
                                            $   14.90
                                            $   14.99
                                            $   14.98
                                            $   14.88
                                            $   14.97
                                            $   14.90
                                            $   14.93
                                            $   14.86
                                            $   14.94
                                            $   14.87
                                            $   14.78
                                            $   14.72
                                            $   14.86
                                            $   14.81
                                            $   14.85
                                            $   15.00
                                            $   15.01
                                            $   15.05
                                            $   15.15
                                            $   15.17
                                            $   15.18
                                            $   15.35
                                            $   15.39
                                            $   15.34
                                            $   15.40
                                            $   15.25
                                            $   15.36
                                            $   15.44
                                            $   15.50
                                            $   15.52
                                            $   15.41
                                            $   15.44
                                            $   15.46
                                            $   15.42
                                            $   15.50
                                            $   15.49
                                            $   15.46
                                            $   15.46
                                            $   15.47
                                            $   15.47
                                            $   15.59
                                            $   15.50
                                            $   15.53
                                            $   15.54
                                            $   15.60
                                            $   15.62
                                            $   15.58
                                            $   15.54
                                            $   15.56
                                            $   15.57
                                            $   15.61
                                            $   15.59
                                            $   15.42
                                            $   15.38
                                            $   15.42
                                            $   15.39
                                            $   15.46
                                            $   15.48
                                            $   15.50
                                            $   15.57
                                            $   15.58
                                            $   15.73
                                            $   15.75
                                            $   15.72
                                            $   15.72
                                            $   15.80
                                            $   15.85
                                            $   15.82
                                            $   15.87
                                            $   15.88
                                            $   15.84
                                            $   15.81
                                            $   15.67
                                            $   15.71
                                            $   15.62
                                            $   15.59
                                            $   15.60
                                            $   15.71
                                            $   15.72
                                            $   15.70
                                            $   15.77
                                            $   15.77
                                            $   15.85
                                            $   15.85
                                            $   15.87
                                            $   15.87
                       10/31/06             $   15.85

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0146 per share.

Nuveen Municipal Market Opportunity Fund, Inc.

NMO

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
                                   [PIE CHART]

CREDIT QUALITY
(as a % of total municipal bonds)

AAA/U.S. Guaranteed                     77%
AA                                       8%
A                                        3%
BBB                                      8%
BB or Lower                              3%
N/R                                      1%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0725   0.0725   0.0725   0.0725  0.0685   0.0685   0.0685   0.0660   0.0660  0.0660   0.0660   0.0660
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   14.17
                                            $   14.18
                                            $   14.15
                                            $   14.21
                                            $   14.28
                                            $   14.26
                                            $   13.96
                                            $   13.83
                                            $   13.80
                                            $   13.53
                                            $   13.53
                                            $   13.69
                                            $   13.76
                                            $   13.65
                                            $   13.69
                                            $   13.65
                                            $   13.65
                                            $   13.64
                                            $   13.70
                                            $   13.76
                                            $   13.82
                                            $   13.86
                                            $   13.91
                                            $   13.98
                                            $   14.04
                                            $   14.01
                                            $   14.04
                                            $   14.04
                                            $   14.04
                                            $   13.77
                                            $   13.81
                                            $   13.87
                                            $   13.84
                                            $   13.82
                                            $   13.86
                                            $   13.88
                                            $   13.94
                                            $   13.97
                                            $   14.18
                                            $   14.18
                                            $   14.32
                                            $   14.47
                                            $   14.47
                                            $   14.51
                                            $   14.59
                                            $   14.72
                                            $   14.59
                                            $   14.77
                                            $   14.66
                                            $   14.60
                                            $   14.60
                                            $   14.53
                                            $   14.40
                                            $   14.52
                                            $   14.65
                                            $   14.64
                                            $   14.59
                                            $   14.54
                                            $   14.48
                                            $   14.58
                                            $   14.59
                                            $   14.63
                                            $   14.69
                                            $   14.76
                                            $   14.72
                                            $   14.67
                                            $   14.54
                                            $   14.52
                                            $   14.51
                                            $   14.60
                                            $   14.54
                                            $   14.46
                                            $   14.47
                                            $   14.48
                                            $   14.61
                                            $   14.59
                                            $   14.67
                                            $   14.72
                                            $   14.68
                                            $   14.77
                                            $   14.79
                                            $   14.84
                                            $   14.78
                                            $   14.74
                                            $   14.64
                                            $   14.57
                                            $   14.54
                                            $   14.52
                                            $   14.53
                                            $   14.49
                                            $   14.55
                                            $   14.46
                                            $   14.50
                                            $   14.62
                                            $   14.65
                                            $   14.51
                                            $   14.55
                                            $   14.60
                                            $   14.55
                                            $   14.53
                                            $   14.50
                                            $   14.58
                                            $   14.60
                                            $   14.53
                                            $   14.65
                                            $   14.65
                                            $   14.65
                                            $   14.53
                                            $   14.43
                                            $   14.36
                                            $   14.22
                                            $   14.10
                                            $   14.04
                                            $   14.11
                                            $   13.96
                                            $   14.10
                                            $   14.10
                                            $   14.13
                                            $   14.05
                                            $   14.12
                                            $   13.98
                                            $   14.03
                                            $   14.11
                                            $   14.09
                                            $   14.09
                                            $   14.12
                                            $   14.13
                                            $   14.15
                                            $   14.11
                                            $   14.10
                                            $   14.17
                                            $   14.15
                                            $   14.13
                                            $   14.08
                                            $   14.14
                                            $   14.24
                                            $   14.38
                                            $   14.31
                                            $   14.49
                                            $   14.34
                                            $   14.23
                                            $   14.19
                                            $   14.28
                                            $   14.22
                                            $   14.20
                                            $   14.21
                                            $   14.27
                                            $   14.34
                                            $   14.30
                                            $   14.19
                                            $   14.21
                                            $   14.13
                                            $   14.10
                                            $   14.17
                                            $   14.11
                                            $   14.00
                                            $   14.08
                                            $   14.02
                                            $   14.11
                                            $   14.05
                                            $   14.03
                                            $   14.00
                                            $   13.85
                                            $   13.85
                                            $   13.80
                                            $   13.84
                                            $   13.73
                                            $   13.76
                                            $   13.79
                                            $   13.97
                                            $   13.97
                                            $   13.94
                                            $   13.88
                                            $   13.90
                                            $   13.90
                                            $   13.89
                                            $   13.97
                                            $   13.93
                                            $   13.89
                                            $   13.89
                                            $   13.89
                                            $   13.81
                                            $   13.84
                                            $   13.99
                                            $   13.90
                                            $   13.99
                                            $   14.10
                                            $   14.19
                                            $   14.32
                                            $   14.33
                                            $   14.41
                                            $   14.41
                                            $   14.42
                                            $   14.42
                                            $   14.41
                                            $   14.45
                                            $   14.52
                                            $   14.47
                                            $   14.43
                                            $   14.55
                                            $   14.57
                                            $   14.60
                                            $   14.61
                                            $   14.63
                                            $   14.63
                                            $   14.56
                                            $   14.59
                                            $   14.60
                                            $   14.56
                                            $   14.61
                                            $   14.64
                                            $   14.64
                                            $   14.61
                                            $   14.58
                                            $   14.49
                                            $   14.53
                                            $   14.58
                                            $   14.63
                                            $   14.63
                                            $   14.63
                                            $   14.62
                                            $   14.67
                                            $   14.67
                                            $   14.68
                                            $   14.63
                                            $   14.69
                                            $   14.90
                                            $   14.77
                                            $   14.82
                                            $   14.95
                                            $   14.90
                                            $   14.96
                                            $   14.96
                                            $   14.93
                                            $   14.95
                                            $   14.98
                                            $   14.97
                                            $   15.02
                                            $   14.93
                                            $   14.92
                                            $   14.81
                                            $   14.80
                                            $   14.62
                                            $   14.60
                                            $   14.55
                                            $   14.58
                                            $   14.65
                                            $   14.65
                                            $   14.75
                                            $   14.80
                                            $   14.87
                                            $   14.82
                                            $   14.90
                                            $   14.92
                       10/31/06             $   15.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2005 of $0.0036 per share.

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  15.00
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.41
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.66%
--------------------------------------------------------------------------------
Market Yield                                                               5.28%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.33%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $701,559
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.78
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.17
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                   11.92%                           7.49%
--------------------------------------------------------------------------------
5-Year                                    7.06%                           6.46%
--------------------------------------------------------------------------------
10-Year                                   6.52%                           6.28%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)

--------------------------------------------------------------------------------
Texas                                                                      16.8%
--------------------------------------------------------------------------------
Washington                                                                 11.6%
--------------------------------------------------------------------------------
New York                                                                    9.5%
--------------------------------------------------------------------------------
Illinois                                                                    8.1%
--------------------------------------------------------------------------------
California                                                                  5.7%
--------------------------------------------------------------------------------
Minnesota                                                                   5.1%
--------------------------------------------------------------------------------
South Carolina                                                              4.9%
--------------------------------------------------------------------------------
New Jersey                                                                  4.1%
--------------------------------------------------------------------------------
Colorado                                                                    3.5%
--------------------------------------------------------------------------------
Nevada                                                                      3.0%
--------------------------------------------------------------------------------
Georgia                                                                     3.0%
--------------------------------------------------------------------------------
Massachusetts                                                               2.9%
--------------------------------------------------------------------------------
North Dakota                                                                2.8%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.5%
--------------------------------------------------------------------------------
Ohio                                                                        2.0%
--------------------------------------------------------------------------------
Other                                                                      14.5%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            34.0%
--------------------------------------------------------------------------------
Transportation                                                             15.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.3%
--------------------------------------------------------------------------------
Utilities                                                                   6.8%
--------------------------------------------------------------------------------
Health Care                                                                 6.6%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.1%
--------------------------------------------------------------------------------
Other                                                                       8.9%
--------------------------------------------------------------------------------

Nuveen Dividend Advantage Municipal Fund

NAD

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  15.30
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.54
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.54%
--------------------------------------------------------------------------------
Market Yield                                                               5.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.51%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $610,316
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.24
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.55
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                   11.19%                           7.59%
--------------------------------------------------------------------------------
5-Year                                    6.86%                           7.50%
--------------------------------------------------------------------------------
Since
Inception                                 6.81%                           7.61%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)

--------------------------------------------------------------------------------
Illinois                                                                   23.7%
--------------------------------------------------------------------------------
New York                                                                   10.5%
--------------------------------------------------------------------------------
Texas                                                                      10.4%
--------------------------------------------------------------------------------
Washington                                                                  7.8%
--------------------------------------------------------------------------------
Florida                                                                     5.3%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.6%
--------------------------------------------------------------------------------
New Jersey                                                                  4.1%
--------------------------------------------------------------------------------
Pennsylvania                                                                3.3%
--------------------------------------------------------------------------------
Louisiana                                                                   3.0%
--------------------------------------------------------------------------------
Ohio                                                                        2.7%
--------------------------------------------------------------------------------
Indiana                                                                     2.5%
--------------------------------------------------------------------------------
Michigan                                                                    2.5%
--------------------------------------------------------------------------------
Rhode Island                                                                2.2%
--------------------------------------------------------------------------------
California                                                                  1.9%
--------------------------------------------------------------------------------
Massachusetts                                                               1.6%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.0%
--------------------------------------------------------------------------------
Health Care                                                                12.6%
--------------------------------------------------------------------------------
Transportation                                                             11.0%
--------------------------------------------------------------------------------
Utilities                                                                   7.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.4%
--------------------------------------------------------------------------------
Other                                                                      11.6%
--------------------------------------------------------------------------------


                                   [PIE CHART]

CREDIT QUALITY
(as a % of total investment)

AAA/U.S. Guaranteed                      73%
AA                                       10%
A                                         2%
BBB                                       7%
BB or Lower                               5%
N/R                                       3%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0790   0.0750   0.0750   0.0750  0.0715   0.0715   0.0715   0.0690   0.0690  0.0690   0.0690   0.0690
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   14.56
                                            $   14.57
                                            $   14.63
                                            $   14.65
                                            $   14.64
                                            $   14.69
                                            $   14.55
                                            $   14.47
                                            $   14.48
                                            $   14.38
                                            $   14.30
                                            $   14.38
                                            $   14.39
                                            $   14.36
                                            $   14.37
                                            $   14.35
                                            $   14.38
                                            $   14.42
                                            $   14.49
                                            $   14.50
                                            $   14.56
                                            $   14.68
                                            $   14.60
                                            $   14.64
                                            $   14.60
                                            $   14.51
                                            $   14.50
                                            $   14.41
                                            $   14.37
                                            $   14.19
                                            $   14.25
                                            $   14.29
                                            $   14.22
                                            $   14.17
                                            $   14.18
                                            $   14.11
                                            $   14.20
                                            $   14.28
                                            $   14.25
                                            $   14.43
                                            $   14.56
                                            $   14.60
                                            $   14.60
                                            $   14.66
                                            $   14.77
                                            $   14.91
                                            $   15.09
                                            $   15.13
                                            $   15.15
                                            $   15.09
                                            $   15.06
                                            $   15.09
                                            $   15.02
                                            $   15.04
                                            $   15.04
                                            $   15.01
                                            $   15.12
                                            $   15.13
                                            $   15.15
                                            $   15.14
                                            $   15.20
                                            $   15.19
                                            $   15.25
                                            $   15.22
                                            $   15.16
                                            $   15.13
                                            $   15.10
                                            $   15.17
                                            $   15.09
                                            $   15.13
                                            $   15.10
                                            $   14.94
                                            $   14.86
                                            $   14.85
                                            $   14.87
                                            $   14.90
                                            $   15.00
                                            $   15.05
                                            $   15.15
                                            $   15.16
                                            $   15.20
                                            $   15.28
                                            $   15.27
                                            $   15.24
                                            $   15.22
                                            $   15.03
                                            $   15.05
                                            $   15.07
                                            $   15.07
                                            $   15.04
                                            $   14.91
                                            $   14.77
                                            $   14.79
                                            $   14.86
                                            $   14.89
                                            $   14.83
                                            $   14.78
                                            $   14.65
                                            $   14.66
                                            $   14.67
                                            $   14.67
                                            $   14.73
                                            $   14.77
                                            $   14.79
                                            $   14.84
                                            $   14.83
                                            $   14.85
                                            $   14.75
                                            $   14.61
                                            $   14.46
                                            $   14.44
                                            $   14.28
                                            $   14.34
                                            $   14.33
                                            $   14.30
                                            $   14.33
                                            $   14.39
                                            $   14.34
                                            $   14.37
                                            $   14.47
                                            $   14.46
                                            $   14.41
                                            $   14.36
                                            $   14.41
                                            $   14.41
                                            $   14.45
                                            $   14.54
                                            $   14.51
                                            $   14.50
                                            $   14.47
                                            $   14.52
                                            $   14.58
                                            $   14.68
                                            $   14.53
                                            $   14.51
                                            $   14.60
                                            $   14.72
                                            $   14.63
                                            $   14.62
                                            $   14.69
                                            $   14.68
                                            $   14.77
                                            $   14.74
                                            $   14.81
                                            $   14.84
                                            $   14.86
                                            $   14.87
                                            $   14.90
                                            $   14.93
                                            $   14.98
                                            $   15.02
                                            $   14.98
                                            $   14.70
                                            $   14.70
                                            $   14.71
                                            $   14.55
                                            $   14.47
                                            $   14.44
                                            $   14.39
                                            $   14.35
                                            $   14.35
                                            $   14.28
                                            $   14.24
                                            $   14.10
                                            $   14.13
                                            $   14.15
                                            $   14.12
                                            $   14.20
                                            $   14.27
                                            $   14.35
                                            $   14.30
                                            $   14.39
                                            $   14.42
                                            $   14.45
                                            $   14.46
                                            $   14.41
                                            $   14.46
                                            $   14.47
                                            $   14.49
                                            $   14.41
                                            $   14.46
                                            $   14.41
                                            $   14.45
                                            $   14.48
                                            $   14.44
                                            $   14.43
                                            $   14.46
                                            $   14.61
                                            $   14.74
                                            $   14.81
                                            $   14.79
                                            $   14.82
                                            $   14.80
                                            $   14.85
                                            $   14.86
                                            $   14.90
                                            $   14.91
                                            $   14.69
                                            $   14.69
                                            $   14.79
                                            $   14.85
                                            $   14.89
                                            $   14.86
                                            $   14.85
                                            $   14.85
                                            $   14.84
                                            $   14.89
                                            $   14.91
                                            $   14.88
                                            $   14.90
                                            $   14.98
                                            $   15.00
                                            $   15.10
                                            $   15.07
                                            $   14.96
                                            $   15.04
                                            $   15.07
                                            $   15.14
                                            $   15.12
                                            $   15.02
                                            $   15.00
                                            $   15.01
                                            $   15.06
                                            $   15.08
                                            $   15.05
                                            $   15.17
                                            $   15.10
                                            $   15.13
                                            $   15.25
                                            $   15.24
                                            $   15.19
                                            $   15.20
                                            $   15.20
                                            $   15.22
                                            $   15.22
                                            $   15.25
                                            $   15.29
                                            $   15.35
                                            $   15.36
                                            $   15.36
                                            $   15.23
                                            $   15.22
                                            $   15.12
                                            $   15.12
                                            $   15.12
                                            $   15.16
                                            $   15.18
                                            $   15.13
                                            $   15.14
                                            $   15.17
                                            $   15.17
                                            $   15.24
                                            $   15.22
                                            $   15.27
                       10/31/06             $   15.30

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Dividend Advantage Municipal Fund 2

NXZ

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
                                   [PIE CHART]

CREDIT QUALITY
(as a % of total municipal bonds)

AAA/U.S. Guaranteed                      62%
AA                                        7%
A                                        11%
BBB                                      10%
BB or Lower                               8%
N/R                                       2%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0860   0.0860   0.0860   0.0860  0.0820   0.0820   0.0820   0.0795   0.0795  0.0795   0.0765   0.0765
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   15.58
                                            $   15.71
                                            $   15.74
                                            $   15.80
                                            $   15.86
                                            $   15.99
                                            $   15.96
                                            $   15.80
                                            $   15.84
                                            $   15.74
                                            $   15.68
                                            $   15.74
                                            $   15.95
                                            $   15.90
                                            $   15.95
                                            $   16.01
                                            $   15.95
                                            $   16.00
                                            $   16.15
                                            $   16.30
                                            $   16.18
                                            $   16.21
                                            $   16.03
                                            $   16.02
                                            $   16.07
                                            $   16.12
                                            $   16.30
                                            $   16.18
                                            $   16.30
                                            $   15.95
                                            $   15.84
                                            $   16.12
                                            $   15.75
                                            $   15.88
                                            $   16.09
                                            $   16.11
                                            $   16.10
                                            $   16.13
                                            $   16.40
                                            $   16.39
                                            $   16.43
                                            $   16.47
                                            $   16.47
                                            $   16.54
                                            $   16.52
                                            $   16.55
                                            $   16.72
                                            $   16.75
                                            $   16.75
                                            $   16.57
                                            $   16.62
                                            $   16.50
                                            $   16.38
                                            $   16.53
                                            $   16.68
                                            $   16.80
                                            $   16.80
                                            $   16.82
                                            $   16.80
                                            $   16.88
                                            $   16.95
                                            $   17.20
                                            $   17.15
                                            $   17.01
                                            $   16.92
                                            $   16.75
                                            $   16.66
                                            $   16.70
                                            $   16.66
                                            $   16.13
                                            $   16.17
                                            $   16.00
                                            $   15.95
                                            $   15.95
                                            $   16.05
                                            $   16.14
                                            $   16.05
                                            $   16.15
                                            $   16.13
                                            $   16.19
                                            $   16.29
                                            $   16.30
                                            $   16.22
                                            $   16.25
                                            $   16.19
                                            $   16.19
                                            $   16.09
                                            $   16.13
                                            $   16.15
                                            $   16.15
                                            $   16.23
                                            $   16.15
                                            $   16.22
                                            $   16.38
                                            $   16.32
                                            $   16.38
                                            $   16.29
                                            $   16.27
                                            $   16.60
                                            $   16.55
                                            $   16.60
                                            $   16.56
                                            $   16.62
                                            $   16.56
                                            $   16.62
                                            $   16.68
                                            $   16.62
                                            $   16.65
                                            $   16.60
                                            $   16.40
                                            $   16.30
                                            $   16.16
                                            $   16.15
                                            $   16.08
                                            $   16.09
                                            $   16.19
                                            $   16.19
                                            $   16.15
                                            $   16.13
                                            $   16.36
                                            $   16.22
                                            $   16.05
                                            $   16.14
                                            $   16.20
                                            $   16.20
                                            $   16.28
                                            $   16.40
                                            $   16.33
                                            $   16.52
                                            $   16.53
                                            $   16.48
                                            $   16.48
                                            $   16.49
                                            $   16.26
                                            $   16.47
                                            $   16.41
                                            $   16.45
                                            $   16.42
                                            $   16.34
                                            $   16.39
                                            $   16.42
                                            $   16.35
                                            $   16.34
                                            $   16.43
                                            $   16.45
                                            $   16.26
                                            $   16.40
                                            $   16.35
                                            $   16.38
                                            $   16.32
                                            $   16.32
                                            $   16.45
                                            $   16.42
                                            $   16.38
                                            $   16.25
                                            $   16.20
                                            $   16.25
                                            $   16.26
                                            $   16.32
                                            $   16.23
                                            $   16.18
                                            $   16.24
                                            $   16.09
                                            $   16.01
                                            $   16.04
                                            $   16.21
                                            $   15.95
                                            $   16.11
                                            $   16.07
                                            $   16.08
                                            $   16.07
                                            $   16.07
                                            $   16.20
                                            $   16.20
                                            $   16.07
                                            $   16.03
                                            $   16.03
                                            $   16.06
                                            $   16.09
                                            $   16.00
                                            $   16.06
                                            $   16.19
                                            $   16.11
                                            $   16.14
                                            $   16.14
                                            $   16.23
                                            $   16.27
                                            $   16.27
                                            $   16.36
                                            $   16.41
                                            $   16.41
                                            $   16.39
                                            $   16.52
                                            $   16.42
                                            $   16.29
                                            $   16.29
                                            $   16.38
                                            $   16.32
                                            $   16.40
                                            $   16.45
                                            $   16.62
                                            $   16.59
                                            $   16.62
                                            $   16.64
                                            $   16.77
                                            $   16.79
                                            $   16.83
                                            $   16.83
                                            $   16.91
                                            $   17.00
                                            $   16.95
                                            $   16.96
                                            $   17.05
                                            $   16.99
                                            $   16.80
                                            $   16.74
                                            $   16.79
                                            $   16.78
                                            $   16.82
                                            $   16.75
                                            $   16.71
                                            $   16.68
                                            $   16.70
                                            $   16.72
                                            $   16.76
                                            $   16.78
                                            $   16.74
                                            $   16.76
                                            $   16.74
                                            $   16.76
                                            $   16.74
                                            $   16.69
                                            $   16.69
                                            $   16.73
                                            $   16.63
                                            $   16.70
                                            $   16.66
                                            $   16.74
                                            $   16.68
                                            $   16.65
                                            $   16.47
                                            $   16.50
                                            $   16.38
                                            $   16.32
                                            $   16.35
                                            $   16.34
                                            $   16.32
                                            $   16.35
                                            $   16.39
                                            $   16.37
                                            $   16.40
                                            $   16.47
                                            $   16.52
                                            $   16.55
                       10/31/06             $   16.50

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  16.50
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  16.02
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.00%
--------------------------------------------------------------------------------
Market Yield                                                               5.56%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.72%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $470,189
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     19.75
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 6.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                    11.95%                          7.86%
--------------------------------------------------------------------------------
5-Year                                     8.92%                          8.02%
--------------------------------------------------------------------------------
Since
Inception                                  8.45%                          8.69%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)

--------------------------------------------------------------------------------
Texas                                                                      17.1%
--------------------------------------------------------------------------------
Michigan                                                                    9.7%
--------------------------------------------------------------------------------
Illinois                                                                    7.6%
--------------------------------------------------------------------------------
California                                                                  7.5%
--------------------------------------------------------------------------------
Colorado                                                                    4.6%
--------------------------------------------------------------------------------
New York                                                                    4.5%
--------------------------------------------------------------------------------
New Mexico                                                                  3.6%
--------------------------------------------------------------------------------
Washington                                                                  3.5%
--------------------------------------------------------------------------------
Florida                                                                     3.4%
--------------------------------------------------------------------------------
Missouri                                                                    3.3%
--------------------------------------------------------------------------------
Indiana                                                                     3.3%
--------------------------------------------------------------------------------
Louisiana                                                                   3.1%
--------------------------------------------------------------------------------
Alabama                                                                     2.9%
--------------------------------------------------------------------------------
Massachusetts                                                               2.8%
--------------------------------------------------------------------------------
Nevada                                                                      2.8%
--------------------------------------------------------------------------------
Kansas                                                                      2.7%
--------------------------------------------------------------------------------
Oregon                                                                      2.6%
--------------------------------------------------------------------------------
Other                                                                      15.0%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            21.4%
--------------------------------------------------------------------------------
Health Care                                                                17.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.0%
--------------------------------------------------------------------------------
Transportation                                                             14.3%
--------------------------------------------------------------------------------
Utilities                                                                   7.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.1%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

Nuveen Dividend Advantage Municipal Fund 3

NZF

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT

--------------------------------------------------------------------------------
Common Share Price                                                     $  15.88
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.54
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.19%
--------------------------------------------------------------------------------
Market Yield                                                               5.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.67%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $626,836
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.88
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)

--------------------------------------------------------------------------------
                                     ON SHARE PRICE                      ON NAV
--------------------------------------------------------------------------------
1-Year                                   16.90%                           7.57%
--------------------------------------------------------------------------------
5-Year                                    7.80%                           7.95%
--------------------------------------------------------------------------------
Since
Inception                                 7.74%                           7.99%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)

--------------------------------------------------------------------------------
Texas                                                                      12.6%
--------------------------------------------------------------------------------
Illinois                                                                   12.0%
--------------------------------------------------------------------------------
Washington                                                                 10.4%
--------------------------------------------------------------------------------
California                                                                  7.7%
--------------------------------------------------------------------------------
Michigan                                                                    6.2%
--------------------------------------------------------------------------------
Nevada                                                                      5.2%
--------------------------------------------------------------------------------
Iowa                                                                        3.9%
--------------------------------------------------------------------------------
Indiana                                                                     3.9%
--------------------------------------------------------------------------------
Colorado                                                                    3.5%
--------------------------------------------------------------------------------
New York                                                                    3.2%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.0%
--------------------------------------------------------------------------------
New Jersey                                                                  2.5%
--------------------------------------------------------------------------------
Louisiana                                                                   2.3%
--------------------------------------------------------------------------------
Kentucky                                                                    2.1%
--------------------------------------------------------------------------------
Alaska                                                                      1.8%
--------------------------------------------------------------------------------
Missouri                                                                    1.7%
--------------------------------------------------------------------------------
Oregon                                                                      1.7%
--------------------------------------------------------------------------------
Maryland                                                                    1.5%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.5%
--------------------------------------------------------------------------------
Transportation                                                             16.1%
--------------------------------------------------------------------------------
Health Care                                                                16.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.5%
--------------------------------------------------------------------------------
Utilities                                                                   6.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.5%
--------------------------------------------------------------------------------
Other                                                                      13.6%
--------------------------------------------------------------------------------


                                   [PIE CHART]

CREDIT QUALITY
(as a % of total municipal bonds)

AAA/U.S. Guaranteed                      74%
AA                                        9%
A                                         2%
BBB                                       7%
BB or Lower                               3%
N/R                                       5%
--------------------------------------------------------------------------------

2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0770   0.0770   0.0770   0.0770  0.0770   0.0770   0.0770   0.0730   0.0730  0.0730   0.0730   0.0730
-------------------------------------------------------------------------------------------------------
 Nov      Dec      Jan      Feb      Mar     Apr      May      Jun      Jul      Aug     Sep      Oct


SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                             Weekly
                                             Closing
                          Date                Price
                       ----------           ---------
                       11/01/05             $   14.50
                                            $   14.52
                                            $   14.52
                                            $   14.55
                                            $   14.66
                                            $   14.61
                                            $   14.67
                                            $   14.53
                                            $   14.53
                                            $   14.49
                                            $   14.37
                                            $   14.54
                                            $   14.45
                                            $   14.50
                                            $   14.41
                                            $   14.43
                                            $   14.44
                                            $   14.42
                                            $   14.54
                                            $   14.52
                                            $   14.43
                                            $   14.46
                                            $   14.48
                                            $   14.55
                                            $   14.61
                                            $   14.48
                                            $   14.50
                                            $   14.66
                                            $   14.69
                                            $   14.46
                                            $   14.47
                                            $   14.40
                                            $   14.40
                                            $   14.39
                                            $   14.41
                                            $   14.42
                                            $   14.49
                                            $   14.61
                                            $   14.52
                                            $   14.71
                                            $   14.82
                                            $   14.91
                                            $   14.91
                                            $   14.99
                                            $   15.01
                                            $   15.15
                                            $   15.30
                                            $   15.30
                                            $   15.40
                                            $   15.25
                                            $   15.35
                                            $   15.26
                                            $   15.20
                                            $   15.16
                                            $   15.24
                                            $   15.28
                                            $   15.29
                                            $   15.38
                                            $   15.38
                                            $   15.31
                                            $   15.37
                                            $   15.40
                                            $   15.49
                                            $   15.45
                                            $   15.40
                                            $   15.38
                                            $   15.37
                                            $   15.40
                                            $   15.40
                                            $   15.41
                                            $   15.43
                                            $   15.35
                                            $   15.32
                                            $   15.33
                                            $   15.40
                                            $   15.35
                                            $   15.34
                                            $   15.15
                                            $   15.10
                                            $   15.15
                                            $   15.20
                                            $   15.21
                                            $   15.24
                                            $   15.15
                                            $   15.13
                                            $   15.17
                                            $   15.10
                                            $   15.12
                                            $   15.13
                                            $   15.19
                                            $   15.17
                                            $   15.19
                                            $   15.30
                                            $   15.34
                                            $   15.32
                                            $   15.33
                                            $   15.29
                                            $   15.35
                                            $   15.49
                                            $   15.45
                                            $   15.48
                                            $   15.45
                                            $   15.40
                                            $   15.28
                                            $   15.26
                                            $   15.35
                                            $   15.35
                                            $   15.40
                                            $   15.38
                                            $   15.32
                                            $   15.26
                                            $   15.29
                                            $   15.20
                                            $   15.25
                                            $   15.02
                                            $   15.08
                                            $   15.09
                                            $   15.05
                                            $   14.95
                                            $   15.00
                                            $   15.03
                                            $   15.00
                                            $   15.15
                                            $   15.10
                                            $   15.10
                                            $   15.30
                                            $   15.32
                                            $   15.37
                                            $   15.42
                                            $   15.47
                                            $   15.41
                                            $   15.42
                                            $   15.46
                                            $   15.40
                                            $   15.40
                                            $   15.58
                                            $   15.52
                                            $   15.37
                                            $   15.34
                                            $   15.42
                                            $   15.39
                                            $   15.40
                                            $   15.37
                                            $   15.39
                                            $   15.50
                                            $   15.42
                                            $   15.50
                                            $   15.57
                                            $   15.56
                                            $   15.43
                                            $   15.40
                                            $   15.40
                                            $   15.38
                                            $   15.35
                                            $   15.39
                                            $   15.15
                                            $   15.12
                                            $   15.09
                                            $   15.10
                                            $   15.03
                                            $   15.01
                                            $   15.02
                                            $   14.83
                                            $   14.79
                                            $   14.75
                                            $   14.55
                                            $   14.50
                                            $   14.65
                                            $   14.69
                                            $   14.82
                                            $   14.81
                                            $   14.90
                                            $   14.93
                                            $   14.92
                                            $   14.94
                                            $   14.85
                                            $   14.84
                                            $   14.88
                                            $   14.91
                                            $   14.91
                                            $   14.91
                                            $   14.91
                                            $   14.95
                                            $   15.03
                                            $   15.01
                                            $   15.10
                                            $   15.12
                                            $   15.30
                                            $   15.34
                                            $   15.36
                                            $   15.43
                                            $   15.36
                                            $   15.39
                                            $   15.28
                                            $   15.28
                                            $   15.25
                                            $   15.33
                                            $   15.24
                                            $   15.17
                                            $   15.24
                                            $   15.25
                                            $   15.30
                                            $   15.36
                                            $   15.36
                                            $   15.34
                                            $   15.36
                                            $   15.38
                                            $   15.37
                                            $   15.39
                                            $   15.43
                                            $   15.43
                                            $   15.46
                                            $   15.40
                                            $   15.40
                                            $   15.40
                                            $   15.43
                                            $   15.47
                                            $   15.54
                                            $   15.56
                                            $   15.53
                                            $   15.48
                                            $   15.56
                                            $   15.53
                                            $   15.55
                                            $   15.67
                                            $   15.65
                                            $   15.64
                                            $   15.67
                                            $   15.72
                                            $   15.73
                                            $   15.76
                                            $   15.74
                                            $   15.74
                                            $   15.78
                                            $   15.70
                                            $   15.80
                                            $   15.79
                                            $   15.82
                                            $   15.78
                                            $   15.82
                                            $   15.65
                                            $   15.71
                                            $   15.55
                                            $   15.52
                                            $   15.53
                                            $   15.56
                                            $   15.72
                                            $   15.68
                                            $   15.70
                                            $   15.63
                                            $   15.75
                                            $   15.80
                                            $   15.83
                                            $   15.80
                       10/31/06             $   15.88

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Shareholder
       MEETING REPORT

The Annual Shareholder Meeting was held on August 1, 2006, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.


                                                   NPP                             NMA                             NMO
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                      Common and                      Common and
                                      MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                      shares voting   shares voting   shares voting   shares voting   shares voting   voting shares
                                           together        together        together        together        together        together
                                         as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
     For                                 52,507,004              --      34,217,676              --      40,035,219              --
     Withhold                               510,531              --         221,265              --         284,538              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
Lawrence H. Brown
     For                                 52,488,387              --      34,224,946              --      40,044,414              --
     Withhold                               529,148              --         213,995              --         275,343              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
Jack B. Evans
     For                                 52,505,508              --      34,207,335              --      40,037,349              --
     Withhold                               512,027              --         231,606              --         282,408              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
William C. Hunter
     For                                 52,510,395              --      34,214,420              --      40,036,552              --
     Withhold                               507,140              --         224,521              --         283,205              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
David J. Kundert
     For                                 52,511,866              --      34,211,931              --      40,036,283              --
     Withhold                               505,669              --         227,010              --         283,474              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
William J. Schneider
     For                                         --          16,963              --          12,490              --          14,056
     Withhold                                    --               1              --               6              --              25
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --          16,964              --          12,496              --          14,081
====================================================================================================================================
Timothy R. Schwertfeger
     For                                         --          16,960              --          12,489              --          14,056
     Withhold                                    --               4              --               7              --              25
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --          16,964              --          12,496              --          14,081
====================================================================================================================================
Judith M. Stockdale
     For                                 52,517,699              --      34,239,485              --      40,014,158              --
     Withhold                               499,836              --         199,456              --         305,599              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================
Eugene S. Sunshine
     For                                 52,505,605              --      34,217,653              --      40,039,911              --
     Withhold                               511,930              --         221,288              --         279,846              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               53,017,535              --      34,438,941              --      40,319,757              --
====================================================================================================================================


Shareholder
     MEETING REPORT (continued)


                                                   NAD                             NXZ                             NZF
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and                      Common and                      Common and
                                      MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                      shares voting   shares voting   shares voting   shares voting   shares voting   voting shares
                                           together        together        together        together        together        together
                                         as a class      as a class      as a class      as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
     For                                 37,392,215              --      28,036,570              --      38,043,001              --
     Withhold                               289,959              --         108,803              --         325,299              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
Lawrence H. Brown
     For                                 37,375,705              --      28,031,579              --      38,023,161              --
     Withhold                               306,469              --         113,794              --         345,139              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
Jack B. Evans
     For                                 37,389,171              --      28,043,178              --      38,042,068              --
     Withhold                               293,003              --         102,195              --         326,232              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
William C. Hunter
     For                                 37,391,817              --      28,045,340              --      38,045,034              --
     Withhold                               290,357              --         100,033              --         323,266              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
David J. Kundert
     For                                 37,387,918              --      28,045,340              --      38,046,584              --
     Withhold                               294,256              --         100,033              --         321,716              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
William J. Schneider
     For                                         --          11,080              --           8,307              --          11,363
     Withhold                                    --              32              --              65              --              14
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --          11,112              --           8,372              --          11,377
====================================================================================================================================
Timothy R. Schwertfeger
     For                                         --          11,083              --           8,307              --          11,363
     Withhold                                    --              29              --              65              --              14
------------------------------------------------------------------------------------------------------------------------------------
     Total                                       --          11,112              --           8,372              --          11,377
====================================================================================================================================
Judith M. Stockdale
     For                                 37,398,427              --      28,034,169              --      38,039,635              --
     Withhold                               283,747              --         111,204              --         328,665              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================
Eugene S. Sunshine
     For                                 37,393,127              --      28,043,432              --      38,045,784              --
     Withhold                               289,047              --         101,941              --         322,516              --
------------------------------------------------------------------------------------------------------------------------------------
     Total                               37,682,174              --      28,145,373              --      38,368,300              --
====================================================================================================================================


Report of
     INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 14, 2006

               Nuveen Performance Plus Municipal Fund, Inc. (NPP)

               Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

               Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
               Series 1997A:
$      3,640     5.625%, 2/01/22 (Pre-refunded 2/01/07) - FGIC Insured                2/07 at 101.00           AAA    $   3,694,564
       3,820     5.375%, 2/01/27 (Pre-refunded 2/01/07) - FGIC Insured                2/07 at 100.00           AAA        3,837,075

               Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
               Series 1997A:
       1,435     5.625%, 2/01/22 - FGIC Insured                                       2/07 at 101.00           AAA        1,456,138
       1,505     5.375%, 2/01/27 - FGIC Insured                                       2/07 at 100.00           AAA        1,510,990
------------------------------------------------------------------------------------------------------------------------------------
      10,400   Total Alabama                                                                                             10,498,767
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 1.3% (0.9% OF TOTAL INVESTMENTS)

       1,000   Arizona State Transportation Board, Highway Revenue Bonds,             7/12 at 100.00           AAA        1,084,650
                 Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)

               Phoenix, Arizona, Civic Improvement Corporation, Senior
               Lien Airport Revenue Bonds, Series 2002B:
       5,365     5.750%, 7/01/15 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00           AAA        5,867,808
       5,055     5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)             7/12 at 100.00           AAA        5,534,113
------------------------------------------------------------------------------------------------------------------------------------
      11,420   Total Arizona                                                                                             12,486,571
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

       5,080   Independence County, Arkansas, Hydroelectric Power Revenue Bonds,      5/13 at 100.00             A        5,331,257
                 Series 2003, 5.350%, 5/01/28 - ACA Insured

       1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington        2/15 at 100.00           BBB        1,027,410
                 Regional Medical Center, Series 2005A, 5.000%, 2/01/35
------------------------------------------------------------------------------------------------------------------------------------
       6,080   Total Arkansas                                                                                             6,358,667
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 14.9% (10.0% OF TOTAL INVESTMENTS)

       3,500   Alameda Corridor Transportation Authority, California,                10/17 at 100.00           AAA        2,840,285
                 Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                 AMBAC Insured

      11,000   Anaheim Public Finance Authority, California, Subordinate Lease          No Opt. Call           AAA        6,131,400
                 Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%,
                 9/01/20 - FSA Insured

               California Department of Water Resources, Power Supply Revenue
               Bonds, Series 2002A:
       4,000     6.000%, 5/01/15 (Pre-refunded 5/01/12)                               5/12 at 101.00           Aaa        4,532,640
       3,175     5.375%, 5/01/22 (Pre-refunded 5/01/12)                               5/12 at 101.00           Aaa        3,500,914

       3,365   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00             A        3,459,422
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

               California Health Facilities Financing Authority, Revenue Bonds,
               Kaiser Permanante System, Series 2006:
       5,000     5.000%, 4/01/37                                                      4/16 at 100.00            A+        5,217,300
       7,000     5.250%, 4/01/39                                                      4/16 at 100.00            A+        7,465,570

       2,380   California Infrastructure Economic Development Bank, Revenue          10/11 at 101.00            A-        2,490,599
                 Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                 10/01/34

       5,300   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34     2/09 at 100.00            A+        5,405,629

       5,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31     3/16 at 100.00            A+        5,296,050

       6,435   California, General Obligation Refunding Bonds, Series 2002,             No Opt. Call           AAA        7,608,165
                 6.000%, 4/01/16 - AMBAC Insured

       5,000   Coast Community College District, Orange County, California,           8/18 at 100.00           AAA        3,788,900
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 - FSA
                 Insured

       2,990   East Bay Municipal Utility District, Alameda and Contra Costa          6/21 at 100.00           AAA        2,991,615
                 Counties, California, Water System Subordinated Revenue
                 Refunding Bonds, Series 1996, 4.750%, 6/01/21 - FGIC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$     10,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00           BBB    $  11,412,900
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                 6/01/39

       8,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A        8,274,960
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/45

       1,000   Mt. Diablo Hospital District, California, Insured Hospital            12/06 at 100.00           AAA        1,020,620
                 Revenue Bonds, Series 1993A, 5.125%, 12/01/23 - AMBAC
                 Insured (ETM)

      13,450   Ontario Redevelopment Financing Authority, San Bernardino County,        No Opt. Call           AAA       17,010,887
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.200%, 8/01/17 - MBIA Insured

      14,535   Palmdale Community Redevelopment Agency, California, Residential         No Opt. Call           AAA       15,300,413
                 Mortgage Revenue Refunding Bonds, Series 1991A, 7.150%,
                 2/01/10 (ETM)

       2,325   Palmdale Community Redevelopment Agency, California, Restructured        No Opt. Call           AAA        3,095,110
                 Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%,
                 4/01/16 (Alternative Minimum Tax) (ETM)

       2,000   San Francisco Airports Commission, California, Revenue Bonds,          5/09 at 101.00           AAA        2,064,620
                 San Francisco International Airport, Second Series 1999, Issue
                 23B, 5.125%, 5/01/30 - FGIC Insured

       2,000   San Francisco Airports Commission, California, Revenue Refunding       5/11 at 100.00           AAA        2,101,060
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27B, 5.125%, 5/01/26 - FGIC Insured

       3,000   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call           AAA          841,050
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

      15,745   Walnut Valley Unified School District, Los Angeles County,             8/11 at 103.00           AAA       18,650,424
                 California, General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     136,200   Total California                                                                                         140,500,533
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 6.2% (4.1% OF TOTAL INVESTMENTS)

       5,240   Adams 12 Five Star Schools, Adams County, Colorado, General           12/15 at 100.00           AAA        5,618,328
                 Obligation Bonds, Series 2005, 5.000%, 12/15/24 - FSA Insured

       3,000   Colorado Educational and Cultural Facilities Authority, Charter        8/14 at 100.00           AAA        3,216,480
                 School Revenue Bonds, Peak-to-Peak Charter School, Series 2004,
                 5.250%, 8/15/34 - XLCA Insured

       5,860   Colorado Health Facilities Authority, Revenue Refunding Bonds,         9/11 at 100.00         AA(4)        6,278,404
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                 (Pre-refunded 9/01/11)

       7,575   Denver City and County, Colorado, Airport System Revenue Bonds,       11/07 at 101.00           AAA        7,760,890
                 Series 1997E, 5.250%, 11/15/23 - MBIA Insured

      20,000   Denver Convention Center Hotel Authority, Colorado, Senior            12/13 at 100.00           AAA       21,642,799
                 Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

      10,615   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AAA        5,631,045
                 Series 1997B, 0.000%, 9/01/21 - MBIA Insured

      10,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AAA        3,183,600
                 Series 2000B, 0.000%, 9/01/32 - MBIA Insured

         755   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           AAA          808,235
                 Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured

       4,125   Municipal Subdistrict Northern Colorado Water District, Revenue       12/07 at 101.00           AAA        4,234,478
                 Bonds, Series 1997G, 5.250%, 12/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      67,170   Total Colorado                                                                                            58,374,259
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       6,110   District of Columbia Tobacco Settlement Corporation, Tobacco           5/11 at 101.00           BBB        6,590,429
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

       5,590   District of Columbia, General Obligation Bonds, Series 1999B,          6/09 at 101.00           AAA        5,890,630
                 5.500%, 6/01/13 - FSA Insured

       6,000   Washington Convention Center Authority, District of Columbia,         10/08 at 101.00           AAA        6,224,040
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.250%,
                 10/01/10 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,700   Total District of Columbia                                                                                18,705,099
------------------------------------------------------------------------------------------------------------------------------------


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FLORIDA - 6.3% (4.2% OF TOTAL INVESTMENTS)

               Broward County Housing Finance Authority, Florida, Multifamily
               Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
$      1,545     5.700%, 1/01/32 - FSA Insured (Alternative Minimum Tax)              7/11 at 100.00           AAA    $   1,583,532
       1,805     5.800%, 1/01/36 - FSA Insured (Alternative Minimum Tax)              7/11 at 100.00           AAA        1,854,547

       5,300   Escambia County Health Facilities Authority, Florida, Revenue            No Opt. Call            AA        5,823,375
                 Bonds, Ascension Health Credit Group, Series 2003A, 5.250%,
                 11/15/14

       2,360   Florida Housing Finance Corporation, Homeowner Mortgage Revenue        1/10 at 100.00           AAA        2,441,137
                 Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured
                 (Alternative Minimum Tax)

      10,050   Florida State Board of Education, Full Faith and Credit Public         6/10 at 101.00           AAA       10,835,207
                 Education Capital Outlay Refunding Bonds, Series 1999D, 5.750%,
                 6/01/22

       7,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,       10/13 at 100.00           AAA        7,543,620
                 Tampa International Airport, Series 2003A, 5.250%, 10/01/17 -
                 MBIA Insured (Alternative Minimum Tax)

      10,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,           4/15 at 100.00           AAA       10,512,700
                 5.000%, 10/01/41 - FSA Insured

      10,750   Martin County Industrial Development Authority, Florida,              12/06 at 100.00           BB+       10,789,560
                 Industrial Development Revenue Bonds, Indiantown Cogeneration
                 LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

       2,570   Miami-Dade County Housing Finance Authority, Florida, Multifamily      6/11 at 100.00           AAA        2,680,484
                 Mortgage Revenue Bonds, Country Club Villas II Project, Series
                 2001-1A, 5.850%, 1/01/37 - FSA Insured (Alternative Minimum Tax)

       3,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/15 at 100.00           AAA        3,648,925
                 International Airport, Series 2005A, 5.000%, 10/01/37 - XLCA
                 Insured (Alternative Minimum Tax)

       1,700   Miami-Dade County, Florida, Beacon Tradeport Community                 5/12 at 102.00            AA        1,851,232
                 Development District, Special Assessment Bonds, Commercial
                 Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      56,580   Total Florida                                                                                             59,564,319
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 3.1% (2.2% OF TOTAL INVESTMENTS)

       4,920   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00           AAA        5,276,356
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC
                 Insured

       5,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                    No Opt. Call           AAA        5,814,150
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,000   George L. Smith II World Congress Center Authority, Atlanta,           7/10 at 101.00           AAA        2,118,900
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series
                 2000, 5.500%, 7/01/20 - MBIA Insured (Alternative Minimum Tax)

      15,000   Private Colleges and Universities Authority, Georgia, Revenue         11/09 at 101.00         AA(4)       15,997,950
                 Bonds, Emory University, Series 1999A, 5.500%, 11/01/25
                 (Pre-refunded 11/01/09)
------------------------------------------------------------------------------------------------------------------------------------
      26,920   Total Georgia                                                                                             29,207,356
------------------------------------------------------------------------------------------------------------------------------------

               IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

         665   Idaho Housing and Finance Association, Single Family Mortgage          1/10 at 100.00            A1          679,750
                 Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)

         395   Idaho Housing and Finance Association, Single Family Mortgage          7/10 at 100.00           Aa2          407,024
                 Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,060   Total Idaho                                                                                                1,086,774
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 21.9% (14.7% OF TOTAL INVESTMENTS)

      10,000   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA        5,790,500
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/19 - FGIC Insured

      10,000   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA        5,507,900
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                 12/01/20 - FGIC Insured

               Chicago, Illinois, General Obligation Bonds, City Colleges,
               Series 1999:
      32,170     0.000%, 1/01/21 - FGIC Insured                                         No Opt. Call           AAA       17,656,505
      32,670     0.000%, 1/01/22 - FGIC Insured                                         No Opt. Call           AAA       17,060,274

       3,000   Chicago, Illinois, General Obligation Bonds, Library Projects,         1/08 at 102.00           AAA        3,133,440
                 Series 1997, 5.750%, 1/01/17 (Pre-refunded 1/01/08) - FGIC
                 Insured

       9,145   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A,        1/07 at 101.00           AAA        9,265,257
                 5.500%, 1/01/29 - MBIA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$      1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA    $   1,758,240
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

               DuPage County Forest Preserve District, Illinois, General
               Obligation Bonds, Series 2000:
       8,000     0.000%, 11/01/18                                                       No Opt. Call           AAA        4,869,600
      15,285     0.000%, 11/01/19                                                       No Opt. Call           AAA        8,881,655

       4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage             8/13 at 100.00           AAA        4,178,920
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

       1,090   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/12 at 100.00            A-        1,173,494
                 Hospital, Series 2002A, 5.750%, 7/01/29

       3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/13 at 100.00            A-        3,310,050
                 Hospital, Series 2003, 6.000%, 7/01/33

       4,580   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care      8/10 at 102.00           Aaa        4,970,353
                 Center IX Inc., Series 2000, 6.250%, 8/20/35

       2,645   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross      8/09 at 101.00             A        2,737,866
                 Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15
                 (Mandatory put 4/01/08)

       7,250   Kane, Kendall, LaSalle, and Will Counties, Illinois, Community         12/13 at 57.71           AAA        3,037,025
                 College District 516, General Obligation Bonds, Series 2005E,
                 0.000%, 12/15/24 - FGIC Insured

       5,000   Kane, McHenry, Cook and DeKalb Counties Community Unit School         12/11 at 100.00           AAA        5,438,750
                 District 300, Carpentersville, Illinois, General Obligation
                 Bonds, Series 2000, 5.500%, 12/01/19 (Pre-refunded 12/01/11) -
                 MBIA Insured

       3,700   Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty     11/09 at 100.00            A3        3,819,140
                 Towers Project, Series 1999A, 7.000%, 11/01/29
                 (Alternative Minimum Tax)

       6,000   McHenry County Conservation District, Illinois, General                2/11 at 100.00           AAA        6,487,980
                 Obligation Bonds, Series 2001A, 5.625%, 2/01/21
                 (Pre-refunded 2/01/11) - FGIC Insured

       5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue          6/12 at 101.00           AAA        5,365,550
                 Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%,
                 6/15/42 - MBIA Insured

      10,650   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA       14,322,972
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26 (ETM)

               Metropolitan Pier and Exposition Authority, Illinois, Revenue
               Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       9,400     0.000%, 12/15/18 - MBIA Insured                                        No Opt. Call           AAA        5,699,690
      16,570     0.000%, 12/15/20 - MBIA Insured                                        No Opt. Call           AAA        9,149,457
      23,550     0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call           AAA       11,804,438
      13,000     0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call           AAA        5,938,920

       5,100   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        5,989,287
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1998A, 5.500%, 12/15/23 - FGIC Insured

       5,180   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        6,189,945
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1998A, 5.500%, 12/15/23 - FGIC Insured (ETM)

      17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call           AAA       21,559,660
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1999, 5.750%, 6/01/23 - FSA Insured

       6,090   Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds, Villa       10/09 at 102.00           AAA        6,573,790
                 Vianney, Series 1999A, 6.450%, 10/01/29

      10,000   Will County Community High School District 210 Lincoln-Way,              No Opt. Call           Aaa        4,955,700
                 Illinois, General Obligation Bonds, Series 2006, 0.000%,
                 1/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     281,605   Total Illinois                                                                                           206,626,358
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 6.6% (4.4% OF TOTAL INVESTMENTS)

       2,465   Danville Multi-School Building Corporation, Indiana, First             7/11 at 100.00           AAA        2,626,827
                 Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 - AMBAC
                 Insured

      14,000   Indiana Health Facility Financing Authority, Hospital Revenue          8/10 at 101.50           AAA       15,103,900
                 Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

       2,500   Indiana Health Facility Financing Authority, Hospital Revenue            No Opt. Call           AAA        2,915,750
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDIANA (continued)

               Indiana Health Facility Financing Authority, Revenue Bonds,
               Ancilla Systems Inc. Obligated Group, Series 1997:
$     15,380     5.250%, 7/01/17 - MBIA Insured (ETM)                                 7/07 at 101.00           AAA    $  15,694,521
       4,320     5.250%, 7/01/22 - MBIA Insured (ETM)                                 7/07 at 101.00           AAA        4,406,486
       2,250     5.250%, 7/01/22 - MBIA Insured (ETM)                                 7/07 at 101.00           AAA        2,295,045

       2,000   Indiana Health Facility Financing Authority, Revenue Bonds,            5/15 at 100.00           AAA        2,100,980
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured

       6,715   Indiana Transportation Finance Authority, Highway Revenue Bonds,      12/10 at 100.00            AA        7,124,346
                 Series 2000, 5.375%, 12/01/25

       1,285   Indiana Transportation Finance Authority, Highway Revenue Bonds,      12/10 at 100.00         AA(4)        1,373,626
                 Series 2000, 5.375%, 12/01/25 (Pre-refunded 12/01/10)

       3,105   Indiana University, Student Fee Revenue Bonds, Series 2003O,           8/13 at 100.00           AAA        3,371,626
                 5.250%, 8/01/20 - FGIC Insured

       1,000   Marion County Convention and Recreational Facilities Authority,        6/11 at 100.00           AAA        1,052,800
                 Indiana, Excise Taxes Lease Rental Revenue Refunding Senior
                 Bonds, Series 2001A, 5.000%, 6/01/21 - MBIA Insured

       2,395   Shelbyville Central Renovation School Building Corporation,            7/15 at 100.00           AAA        2,395,719
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 -
                 MBIA Insured

       1,800   Sunman Dearborn High School Building Corporation, Indiana, First       1/15 at 100.00           AAA        1,907,298
                 Mortgage Bonds, Series 2005, 5.000%, 7/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      59,215   Total Indiana                                                                                             62,368,924
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,500   Iowa Finance Authority, Health Facility Revenue Bonds, Care            7/16 at 100.00          BBB-        1,588,080
                 Initiatives Project, Series 2006A, 5.500%, 7/01/21

       5,000   Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed     6/11 at 101.00           AAA        5,449,150
                 Revenue Bonds, Series 2001B, 5.600%, 6/01/35 (Pre-refunded
                 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       6,500   Total Iowa                                                                                                 7,037,230
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 1.3% (0.9% OF TOTAL INVESTMENTS)

       3,790   Kansas Department of Transportation, Highway Revenue Bonds,            3/14 at 100.00           AAA        4,029,869
                 Series 2004A, 5.000%, 3/01/23

       5,790   Sedgwick County Unified School District 259, Wichita, Kansas,          9/10 at 100.00            AA        5,572,817
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/17

       3,200   Wyandotte County Unified School District 500, Kansas, General          9/11 at 100.00           AAA        3,176,864
                 Obligation Bonds, Series 2001, 4.000%, 9/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,780   Total Kansas                                                                                              12,779,550
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

       3,700   Louisville and Jefferson County Metropolitan Sewer District,           5/07 at 101.00           AAA        3,789,799
                 Kentucky, Sewer and Drainage System Revenue Bonds, Series
                 1997A, 6.250%, 5/15/26 (Pre-refunded 5/15/07) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 3.0% (2.0% OF TOTAL INVESTMENTS)

       1,020   East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA     10/07 at 102.00           Aaa        1,041,053
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26

       4,000   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,        11/14 at 100.00           AAA        4,365,200
                 Series 2004, 5.250%, 11/01/25 - MBIA Insured

       4,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AAA        4,968,525
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

               Tobacco Settlement Financing Corporation, Louisiana, Tobacco
               Settlement Asset-Backed Bonds, Series 2001B:
      10,000     5.500%, 5/15/30                                                      5/11 at 101.00           BBB       10,502,600
       6,680     5.875%, 5/15/39                                                      5/11 at 101.00           BBB        7,114,801
------------------------------------------------------------------------------------------------------------------------------------
      26,350   Total Louisiana                                                                                           27,992,179
------------------------------------------------------------------------------------------------------------------------------------

               MAINE - 0.6% (0.4% OF TOTAL INVESTMENTS)

       5,680   Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%,          7/13 at 100.00           AAA        5,939,860
                 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

$      7,720   Maryland Transportation Authority, Airport Parking Revenue Bonds,      3/12 at 101.00           AAA    $   8,145,990
                 Baltimore-Washington International Airport Passenger Facility,
                 Series 2002B, 5.125%, 3/01/20 - AMBAC Insured (Alternative
                 Minimum Tax)

       7,090   Takoma Park, Maryland, Hospital Facilities Revenue Refunding and         No Opt. Call           AAA        7,801,482
                 Improvement Bonds, Washington Adventist Hospital, Series 1995,
                 6.500%, 9/01/12 - FSA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      14,810   Total Maryland                                                                                            15,947,472
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 5.7% (3.8% OF TOTAL INVESTMENTS)

               Massachusetts Development Finance Authority, Revenue Bonds, 100
               Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
       4,000     5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00           AAA        4,207,080
       5,625     5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00           AAA        5,916,206

       1,190   Massachusetts Educational Finance Authority, Student Loan Revenue     12/09 at 101.00           AAA        1,199,794
                 Refunding Bonds, Series 2000G, 5.700%, 12/01/11 - MBIA Insured
                 (Alternative Minimum Tax)

       8,730   Massachusetts Health and Educational Facilities Authority, Revenue    10/15 at 100.00           AAA        9,370,258
                 Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 -
                 AGC Insured

       1,530   Massachusetts Health and Educational Facilities Authority, Revenue     7/08 at 101.00           Aaa        1,549,676
                 Bonds, Southcoast Health System Obligated Group, Series 1998A,
                 4.750%, 7/01/27 - MBIA Insured

       5,745   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    12/08 at 102.00           BBB        5,937,400
                 Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)

      10,150   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00           AAA       10,369,951
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                 Insured

         890   Massachusetts, General Obligation Bonds, Consolidated Loan, Series    11/12 at 100.00         AA(4)          965,365
                 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)

               Massachusetts, General Obligation Bonds, Consolidated Loan,
               Series 2002E:
       1,255     5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured                1/13 at 100.00           AAA        1,366,005
       3,745     5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured                1/13 at 100.00           AAA        4,076,245

       8,500   Route 3 North Transportation Improvements Association,                 6/10 at 100.00           AAA        9,024,620
                 Massachusetts, Lease Revenue Bonds, Series 2000, 5.375%, 6/15/33
                 (Pre-refunded 6/15/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      51,360   Total Massachusetts                                                                                       53,982,600
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 6.7% (4.5% OF TOTAL INVESTMENTS)

      17,000   Birmingham City School District, Oakland County, Michigan, School     11/07 at 100.00           AAA       17,113,900
                 Building and Site Bonds, Series 1998, 4.750%, 11/01/24 - FSA
                 Insured

       5,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue        7/15 at 100.00           AAA        5,271,050
                 Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

       3,000   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/07 at 101.00           AAA        3,058,470
                 Series 1997A, 5.000%, 7/01/21 (Pre-refunded 7/01/07) - MBIA
                 Insured

       4,030   Hancock Hospital Finance Authority, Michigan, FHA-Insured Mortgage     8/08 at 100.00           AAA        4,142,115
                 Hospital Revenue Bonds, Portage Health System Inc., Series 1998,
                 5.450%, 8/01/47 - MBIA Insured

       1,500   Michigan State Building Authority, Revenue Bonds, Facilities          10/11 at 100.00           AA-        1,574,355
                 Program, Series 2001I, 5.000%, 10/15/24

       5,000   Michigan State Building Authority, Revenue Refunding Bonds,           10/13 at 100.00           AAA        5,249,800
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 - MBIA
                 Insured

       7,115   Michigan State Hospital Finance Authority, Hospital Revenue            3/13 at 100.00         A1(4)        7,843,647
                 Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%,
                 3/01/16 (Pre-refunded 3/01/13)

       5,000   Michigan State Hospital Finance Authority, Hospital Revenue              No Opt. Call           AAA        5,349,850
                 Refunding Bonds, Sisters of Mercy Health Corporation, Series
                 1993P, 5.375%, 8/15/14 - MBIA Insured (ETM)

       3,000   Michigan Strategic Fund, Collateralized Limited Obligation             9/09 at 102.00           AAA        3,165,660
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN (continued)

$     10,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit                12/08 at 101.00           AAA    $  10,383,300
                 Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                 12/01/16 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      60,645   Total Michigan                                                                                            63,152,147
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 3.0% (2.0% OF TOTAL INVESTMENTS)

       3,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00           AAA        3,154,200
                 Subordinate Airport Revenue Bonds, Series 2001C, 5.250%,
                 1/01/26 - FGIC Insured

      20,165   St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax    11/15 at 103.00           AAA       25,063,077
                 Revenue Refunding Bonds, Civic Center Project, Series 1996,
                 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,165   Total Minnesota                                                                                           28,217,277
------------------------------------------------------------------------------------------------------------------------------------

               MISSISSIPPI - 1.3% (0.9% OF TOTAL INVESTMENTS)

       9,750   Mississippi Business Finance Corporation, Pollution Control            4/07 at 100.00          BBB-        9,780,323
                 Revenue Refunding Bonds, System Energy Resources Inc. Project,
                 Series 1998, 5.875%, 4/01/22

       2,475   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00           N/R        2,537,717
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%,
                 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
      12,225   Total Mississippi                                                                                         12,318,040
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 1.6% (1.1% OF TOTAL INVESTMENTS)

       6,350   Kansas City, Missouri, Airport Revenue Bonds, General Improvement      9/12 at 100.00           AAA        6,825,615
                 Projects, Series 2003B, 5.250%, 9/01/17 - FGIC Insured

       1,845   Missouri Health and Educational Facilities Authority, Revenue          5/13 at 100.00            AA        1,979,906
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18

       3,815   Missouri Health and Educational Facilities Authority, Revenue          6/11 at 101.00           AAA        4,111,883
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                 (Pre-refunded 6/01/11) - AMBAC Insured

       2,000   Missouri-Illinois Metropolitan District Bi-State Development          10/13 at 100.00           AAA        2,104,300
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,010   Total Missouri                                                                                            15,021,704
------------------------------------------------------------------------------------------------------------------------------------

               MONTANA - 0.7% (0.4% OF TOTAL INVESTMENTS)

         610   Montana Board of Housing, Single Family Mortgage Bonds, Series         6/07 at 101.50           AA+          622,267
                 1997A-1, 6.150%, 6/01/30 (Alternative Minimum Tax)

         740   Montana Board of Housing, Single Family Mortgage Bonds, Series        12/09 at 100.00           AA+          756,532
                 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

       4,795   Montana Higher Education Student Assistance Corporation, Student      12/08 at 101.00            A2        4,916,505
                 Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,145   Total Montana                                                                                              6,295,304
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

       1,430   Nebraska Investment Finance Authority, Single Family Housing           9/10 at 100.00           AAA        1,442,641
                 Revenue Bonds, Series 2000E, 5.850%, 9/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 2.4% (1.6% OF TOTAL INVESTMENTS)

      10,900   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00           AAA       11,955,011
                 Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) - MBIA
                 Insured

       5,000   Clark County, Nevada, General Obligation Bank Bonds, Southern          6/11 at 100.00           AAA        5,368,050
                 Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                 (Pre-refunded 6/01/11) - FGIC Insured

       4,980   Director of Nevada State Department of Business and Industry,          1/10 at 100.00           AAA        5,190,505
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,880   Total Nevada                                                                                              22,513,566
------------------------------------------------------------------------------------------------------------------------------------

               NEW HAMPSHIRE - 1.5% (1.0% OF TOTAL INVESTMENTS)

       3,265   New Hampshire Health and Education Facilities Authority, Revenue       1/15 at 100.00             A        3,374,214
                 Bonds, Southern New Hampshire University, Series 2005, 5.000%,
                 1/01/30 - ACA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW HAMPSHIRE (continued)

               New Hampshire Housing Finance Authority, FHLMC Multifamily
               Housing Remarketed Revenue Bonds, Countryside LP, Series 1994:
$      3,725     6.000%, 7/01/18 (Alternative Minimum Tax)                            7/10 at 101.00           Aaa    $   3,919,408
       6,945     6.100%, 7/01/24 (Alternative Minimum Tax)                            7/10 at 101.00           Aaa        7,290,861
------------------------------------------------------------------------------------------------------------------------------------
      13,935   Total New Hampshire                                                                                       14,584,483
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 8.9% (6.0% OF TOTAL INVESTMENTS)

       3,000   New Jersey Economic Development Authority, Transportation Sublease     5/09 at 100.00           AAA        3,122,820
                 Revenue Bonds, Light Rail Transit System, Series 1999A, 5.250%,
                 5/01/17 (Pre-refunded 5/01/09) - FSA Insured

       2,490   New Jersey Higher Education Assistance Authority, Student Loan         6/10 at 101.00           AAA        2,541,120
                 Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA Insured
                 (Alternative Minimum Tax)

       8,750   New Jersey Transportation Trust Fund Authority, Transportation         6/07 at 102.00           AAA        9,014,600
                 System Bonds, Series 1996B, 5.250%, 6/15/16
                 (Pre-refunded 6/15/07)

       4,500   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        5,197,095
                 System Bonds, Series 2001C, 5.500%, 12/15/18 - FSA Insured

       9,250   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00           AAA       10,275,178
                 System Bonds, Series 2003C, 5.500%, 6/15/23
                 (Pre-refunded 6/15/13)

               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
      35,000     0.000%, 12/15/29 - FSA Insured                                         No Opt. Call           AAA       13,028,050
      10,000     0.000%, 12/15/30 - FGIC Insured                                        No Opt. Call           AAA        3,566,600

      10,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00           AAA       10,697,300
                 5.000%, 1/01/20 - FSA Insured

      13,470   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           BBB       14,316,455
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32

       4,450   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/13 at 100.00           BBB        5,078,741
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39

               West Deptford Township, Gloucester County, New Jersey, General
               Obligation Bonds, Series 2000:
       3,150     5.500%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 100.00           Aaa        3,369,933
       3,335     5.500%, 9/01/22 (Pre-refunded 9/01/10) - FGIC Insured                9/10 at 100.00           Aaa        3,567,850
------------------------------------------------------------------------------------------------------------------------------------
     107,395   Total New Jersey                                                                                          83,775,742
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 9.9% (6.6% OF TOTAL INVESTMENTS)

       5,500   Dormitory Authority of the State of New York, FHA-Insured Mortgage     2/14 at 100.00           AAA        5,788,090
                 Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25

          35   Dormitory Authority of the State of New York, Improvement Revenue      2/08 at 100.00           AAA           35,747
                 Bonds, Mental Health Services Facilities, Series 1996B, 5.375%,
                 2/15/26 - MBIA Insured

       2,070   Dormitory Authority of the State of New York, Insured Revenue          7/08 at 101.00           AAA        2,155,367
                 Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A,
                 5.500%, 7/01/18 - AMBAC Insured

       2,250   Dormitory Authority of the State of New York, Lease Revenue Bonds,     7/09 at 101.00           AAA        2,386,080
                 State University Dormitory Facilities, Series 1999C, 5.500%,
                 7/01/29 (Pre-refunded 7/01/09) - MBIA Insured

               Dormitory Authority of the State of New York, Revenue Bonds,
               Marymount Manhattan College, Series 1999:
       1,580     6.375%, 7/01/13 - RAAI Insured                                       7/09 at 101.00            AA        1,692,701
       9,235     6.125%, 7/01/21 - RAAI Insured                                       7/09 at 101.00            AA        9,858,824

       1,500   Dormitory Authority of the State of New York, Revenue Bonds,           8/07 at 101.00           AAA        1,535,565
                 St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 - AMBAC
                 Insured

       3,000   Dormitory Authority of the State of New York, Third General            1/08 at 102.00           AAA        3,122,100
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1997-1, 5.375%, 7/01/24 (Pre-refunded 1/01/08) -
                 FSA Insured

      17,000   Dormitory Authority of the State of New York, Third General            7/09 at 101.00           AAA       18,028,160
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1999-1, 5.500%, 7/01/29 (Pre-refunded 7/01/09) -
                 FSA Insured

       1,500   Hempstead Industrial Development Agency, New York, Resource           12/10 at 100.00           BB+        1,540,335
                 Recovery Revenue Refunding Bonds, American Ref-Fuel Company of
                 Hempstead LP, Series 2001, 5.000%, 12/01/10 (Mandatory
                 put 6/01/10)


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

$     13,220   Metropolitan Transportation Authority, New York, Dedicated Tax        11/12 at 100.00           AAA    $  14,437,298
                 Fund Bonds, Series 2002A, 5.500%, 11/15/26 - FSA Insured

       1,380   New York City Municipal Water Finance Authority, New York, Water       9/07 at 100.00           AAA        1,395,925
                 and Sewerage System Revenue Bonds, Fiscal Series 1997A, 5.500%,
                 6/15/24 - MBIA Insured

      10,000   New York City Municipal Water Finance Authority, New York, Water       6/09 at 101.00        AA+(4)       10,656,400
                 and Sewerage System Revenue Bonds, Fiscal Series 2000A, 5.750%,
                 6/15/30 (Pre-refunded 6/15/09)

       7,810   New York City Transitional Finance Authority, New York, Future Tax     8/09 at 101.00           AAA        8,348,890
                 Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded 8/15/09)

           5   New York City, New York, General Obligation Bonds, Fiscal Series       2/07 at 100.00           AA-            5,058
                 1987D, 8.500%, 8/01/08

       6,300   New York City, New York, General Obligation Bonds, Fiscal Series       5/10 at 101.00           AAA        6,876,954
                 2000A, 6.250%, 5/15/26 - FSA Insured

       3,000   New York State Energy Research and Development Authority,              9/08 at 102.00           AAA        3,170,940
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation, Series 1998A, 5.950%, 9/01/33 - MBIA Insured
                 (Alternative Minimum Tax)

       2,320   New York State Tobacco Settlement Financing Corporation, Tobacco       6/10 at 100.00           AA-        2,456,068
                 Settlement Asset-Backed and State Contingency Contract-Backed
                 Bonds, Series 2003A-1, 5.500%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      87,705   Total New York                                                                                            93,490,502
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,900   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00            AA        5,106,535
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

       2,000   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/08 at 102.00           AAA        2,066,360
                 Bonds, Series 1998A, 5.000%, 1/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,900   Total North Carolina                                                                                       7,172,895
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 3.6% (2.4% OF TOTAL INVESTMENTS)

       7,500   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,           1/10 at 101.00           AAA        7,728,150
                 5.000%, 1/01/31 - FSA Insured

       3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health                5/14 at 100.00            AA        3,811,148
                 Initiatives, Series 2004A, 5.000%, 5/01/30

       2,125   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           7/09 at 100.00           Aaa        2,142,170
                 Program Residential Mortgage Revenue Bonds, Series 1999C,
                 5.750%, 9/01/30 (Alternative Minimum Tax)

       6,400   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00           N/R        6,493,952
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

      13,300   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/09 at 102.00           N/R       13,791,435
                 Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      32,975   Total Ohio                                                                                                33,966,855
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       3,400   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      6/09 at 100.00             B        3,451,544
                 American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 1.0% (0.7% OF TOTAL INVESTMENTS)

       9,150   Port of St. Helens, Oregon, Pollution Control Revenue Bonds,             No Opt. Call          Baa1        9,204,992
                 Portland General Electric Company, Series 1985B, 4.800%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 3.4% (2.3% OF TOTAL INVESTMENTS)

               Bethlehem Authority, Northampton and Lehigh Counties,
               Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
       3,125     0.000%, 5/15/22 - FSA Insured                                          No Opt. Call           AAA        1,603,625
       3,125     0.000%, 5/15/23 - FSA Insured                                          No Opt. Call           AAA        1,528,781
       3,135     0.000%, 5/15/24 - FSA Insured                                          No Opt. Call           AAA        1,463,763
       3,155     0.000%, 5/15/26 - FSA Insured                                          No Opt. Call           AAA        1,340,244
       4,145     0.000%, 11/15/26 - FSA Insured                                         No Opt. Call           AAA        1,722,662
       2,800     0.000%, 5/15/28 - FSA Insured                                          No Opt. Call           AAA        1,087,352
       3,000     0.000%, 11/15/28 - FSA Insured                                         No Opt. Call           AAA        1,139,730



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA (continued)

$      3,415   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-    $   3,596,132
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

      11,000   Delaware County Authority, Pennsylvania, Revenue Bonds, Catholic      11/08 at 102.00           AAA       11,353,870
                 Health East, Series 1998A, 4.875%, 11/15/18 - AMBAC Insured

               Pennsylvania Economic Development Financing Authority, Senior Lien
               Resource Recovery Revenue Bonds, Northampton Generating Project,
               Series 1994A:
       2,100     6.400%, 1/01/09 (Alternative Minimum Tax)                            1/07 at 100.00            B+        2,100,042
       4,500     6.500%, 1/01/13 (Alternative Minimum Tax)                            1/07 at 100.00            B+        4,500,135

          25   Pennsylvania Economic Development Financing Authority, Senior Lien       No Opt. Call        N/R(4)           25,124
                 Resource Recovery Revenue Bonds, Northampton Generating Project,
                 Series 1994B, 6.750%, 1/01/07 (Alternative Minimum Tax) (ETM)

         600   Pennsylvania Economic Development Financing Authority, Subordinate     1/07 at 100.00           N/R          599,982
                 Resource Recovery Revenue Bonds, Northampton Generating Project,
                 Series 1994C, 6.875%, 1/01/11 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      44,125   Total Pennsylvania                                                                                        32,061,442
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 0.1% (0.1% OF TOTAL INVESTMENTS)

       1,250   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/10 at 101.00           AAA        1,362,262
                 Bonds, Series 2000B, 5.875%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               RHODE ISLAND - 1.2% (0.8% OF TOTAL INVESTMENTS)

       2,000   Kent County Water Authority, Rhode Island, General Revenue Bonds,      7/12 at 100.00           AAA        2,113,540
                 Series 2002A, 5.000%, 7/15/23 - MBIA Insured

               Rhode Island Health and Educational Building Corporation, Revenue
               Refunding Bonds, Salve Regina University, Series 2002:
       1,260     5.250%, 3/15/17 - RAAI Insured                                       3/12 at 101.00            AA        1,345,025
       1,080     5.250%, 3/15/18 - RAAI Insured                                       3/12 at 101.00            AA        1,150,826

       7,000   Rhode Island Housing and Mortgage Finance Corporation,                10/14 at 100.00           AA+        7,043,540
                 Homeownership Opportunity Bond Program, Series 50A, 4.650%,
                 10/01/34
------------------------------------------------------------------------------------------------------------------------------------
      11,340   Total Rhode Island                                                                                        11,652,931
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 4.2% (2.9% OF TOTAL INVESTMENTS)

       2,625   Medical University Hospital Authority, South Carolina, FHA-Insured     8/14 at 100.00           AAA        2,821,665
                 Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 - MBIA
                 Insured

      22,855   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           AAA        7,815,267
                 Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC Insured

       6,925   South Carolina, General Obligation Bonds, Series 1999A, 4.000%,       10/09 at 101.00           Aaa        7,030,260
                 10/01/14

      21,000   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00           BBB       22,441,439
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                 5/15/22
------------------------------------------------------------------------------------------------------------------------------------
      53,405   Total South Carolina                                                                                      40,108,631
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 1.3% (0.9% OF TOTAL INVESTMENTS)

       2,860   Johnson City Health and Educational Facilities Board, Tennessee,       7/23 at 100.00           AAA        2,966,135
                 Hospital Revenue Refunding and Improvement Bonds, Johnson City
                 Medical Center, Series 1998C, 5.125%, 7/01/25
                 (Pre-refunded 7/01/23) - MBIA Insured

       1,700   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/10 at 101.00           AAA        1,826,242
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured
                 (Alternative Minimum Tax)

       6,000   Metropolitan Government of Nashville-Davidson County Health and       12/17 at 100.00           AAA        7,162,080
                 Educational Facilities Board, Tennessee, Revenue Refunding and
                 Improvement Bonds, Meharry Medical College, Series 1996,
                 6.000%, 12/01/19 - AMBAC Insured

         175   Tennessee Housing Development Agency, Homeownership Program Bonds,     7/10 at 101.00            AA          178,988
                 Series 2000-1, 6.375%, 7/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,735   Total Tennessee                                                                                           12,133,445
------------------------------------------------------------------------------------------------------------------------------------


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS - 6.5% (4.4% OF TOTAL INVESTMENTS)

$      3,975   Bell County Health Facilities Development Corporation, Texas,          2/10 at 101.00           AAA    $   4,315,538
                 Revenue Bonds, Scott and White Memorial Hospital and Scott,
                 Sherwood and Brindley Foundation, Series 2000A, 6.125%, 8/15/23
                 (Pre-refunded 2/15/10) - MBIA Insured

       5,000   Bexar Metropolitan Water District, Texas, Waterworks System            5/16 at 100.00           AAA        5,284,600
                 Revenue Bonds, Series 2006, 5.000%, 5/01/35 - MBIA Insured

               Central Texas Regional Mobility Authority, Travis and Williamson
               Counties, Toll Road Revenue Bonds, Series 2005:
       4,000     5.000%, 1/01/35 - FGIC Insured                                       1/15 at 100.00           AAA        4,192,280
       3,000     5.000%, 1/01/45 - FGIC Insured                                       1/15 at 100.00           AAA        3,125,340

       1,000   Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 1998,      2/08 at 100.00         AA(4)        1,021,620
                 5.250%, 2/15/15 (Pre-refunded 2/15/08)

       1,000   Harlingen Independent School District, Cameron County, Texas,          8/09 at 100.00           AAA        1,055,230
                 Unlimited Tax School Building Bonds, Series 1999, 5.650%,
                 8/15/29 (Pre-refunded 8/15/09)

       1,625   Harris County Health Facilities Development Corporation, Texas,        7/09 at 101.00           AAA        1,710,491
                 Revenue Bonds, Christus Health, Series 1999A, 5.375%, 7/01/24
                 (Pre-refunded 7/01/09) - MBIA Insured

       4,000   Houston Community College, Texas, Limited Tax General Obligation       2/13 at 100.00           AAA        4,185,120
                 Bonds, Series 2003, 5.000%, 2/15/27 - AMBAC Insured

       3,885   Houston Independent School District, Public Facility Corporation,        No Opt. Call           AAA        2,260,953
                 Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High
                 School, Series 1998A, 0.000%, 9/15/19 - AMBAC Insured

      33,855   Leander Independent School District, Williamson and Travis              8/14 at 23.67           AAA        5,541,725
                 Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                 8/15/40

               Leander Independent School District, Williamson and Travis
               Counties, Texas, Unlimited Tax School Building and Refunding
               Bonds, Series 1998:
       4,930     0.000%, 8/15/20                                                       2/07 at 47.76           AAA        2,319,614
       3,705     0.000%, 8/15/22                                                       2/07 at 42.48           AAA        1,550,431

         285   Lubbock Housing Finance Corporation, Texas, GNMA Mortgage-Backed       6/07 at 102.00           AAA          285,527
                 Securities Program Single Family Mortgage Revenue Refunding
                 Bonds, Series 1997A, 6.125%, 12/01/17

       3,480   Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%,        3/12 at 100.00           AAA        3,619,200
                 3/01/27 - FGIC Insured

       6,835   San Antonio, Texas, Electric and Gas System Revenue Refunding          2/09 at 100.00           Aa1        6,883,323
                 Bonds, New Series 1998A, 4.500%, 2/01/21

       6,000   Spring Branch Independent School District, Harris County, Texas,       2/11 at 100.00           AAA        6,224,940
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26

       4,000   Tarrant Regional Water District, Texas, Water Revenue Refunding        3/13 at 100.00           AAA        4,228,520
                 and Improvement Bonds, Series 1999, 5.000%, 3/01/22 - FSA
                 Insured

       1,740   Texas, General Obligation Bonds, Water Financial Assistance, State     8/09 at 100.00           AAA        1,820,144
                 Participation Program, Series 1999C, 5.500%, 8/01/29 - MBIA
                 Insured

       1,690   Webb County, Laredo, Texas, Combination Tax and Sewer System,          2/08 at 100.00           AAA        1,700,715
                 Revenue Certificates of Obligation, Series 1998A, 4.500%,
                 2/15/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      94,005   Total Texas                                                                                               61,325,311
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 4.3% (2.9% OF TOTAL INVESTMENTS)

       3,315   Intermountain Power Agency, Utah, Power Supply Revenue Refunding       7/07 at 102.00           AAA        3,428,207
                 Bonds, Series 1997B, 5.750%, 7/01/19 (Pre-refunded 7/01/07) -
                 MBIA Insured

       6,685   Intermountain Power Agency, Utah, Power Supply Revenue Refunding       7/07 at 102.00           AAA        6,905,605
                 Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA Insured

               Utah County, Utah, Hospital Revenue Bonds, IHC Health
               Services Inc., Series 1997:
      12,885     5.250%, 8/15/21 - MBIA Insured (ETM)                                 8/07 at 101.00           AAA       13,176,459
       3,900     5.250%, 8/15/26 - MBIA Insured (ETM)                                 8/07 at 101.00           AAA        3,988,218

       3,455   Utah Housing Corporation, Single Family Mortgage Bonds, Series         1/12 at 100.00           AA-        3,590,954
                 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)

          20   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      1/10 at 100.00            AA           20,425
                 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTAH (continued)

$      1,650   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      7/10 at 100.00           AA-    $   1,664,157
                 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)

         665   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      7/10 at 100.00            AA          678,500
                 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)

       1,995   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      7/10 at 100.00           Aa1        2,019,219
                 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)

         940   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      7/11 at 100.00            AA          968,980
                 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)

         740   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series      1/11 at 100.00           Aa2          757,013
                 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)

       3,000   Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing       10/12 at 100.00           Aaa        3,208,770
                 Program, Series 2002C, 5.250%, 10/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,250   Total Utah                                                                                                40,406,507
------------------------------------------------------------------------------------------------------------------------------------

               VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,700   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan    10/14 at 100.00            AA        4,945,998
                 Note, Series 2003, 5.000%, 10/01/33 - RAAI Insured

       2,500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/14 at 100.00           BBB        2,768,100
                 Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,200   Total Virgin Islands                                                                                       7,714,098
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 5.0% (3.3% OF TOTAL INVESTMENTS)

      12,235   Chelan County Public Utility District 1, Washington, Columbia            No Opt. Call           AAA        5,128,056
                 River-Rock Island Hydro-Electric System Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 6/01/26 - MBIA Insured

       3,100   Cowlitz County Public Utilities District 1, Washington, Electric       9/14 at 100.00           AAA        3,264,982
                 Production Revenue Bonds, Series 2004, 5.000%, 9/01/28 -
                 FGIC Insured

       5,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/13 at 100.00           Aaa        5,488,450
                 Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

      10,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      10/16 at 100.00           AAA       10,113,100
                 Providence Health Care Services, Series 2006A, 4.625%, 10/01/34
                 - FGIC Insured

       4,685   Washington State Healthcare Facilities Authority, Revenue Bonds,      12/09 at 101.00           AAA        4,970,972
                 Providence Services, Series 1999, 5.375%, 12/01/19
                 (Pre-refunded 12/01/09) - MBIA Insured

       5,000   Washington State Housing Finance Commission, Non-Profit Housing        7/09 at 101.00            AA        5,313,500
                 Revenue Bonds, Kline Galland Center, Series 1999, 6.000%,
                 7/01/29 - RAAI Insured

      12,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds,           1/11 at 100.00           Aa1       12,543,960
                 Series 2001D, 5.250%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
      52,020   Total Washington                                                                                          46,823,020
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

       5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00           BBB        5,176,900
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WISCONSIN - 2.1% (1.4% OF TOTAL INVESTMENTS)

$     11,620   Wisconsin Health and Educational Facilities Authority, Revenue         2/10 at 101.00            AA   $   12,543,674
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/29 -
                 RAAI Insured

       7,490   Wisconsin Health and Educational Facilities Authority, Revenue         7/08 at 103.00           N/R        7,639,500
                 Bonds, Millennium Housing Foundation Inc., Series 1998,
                 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
      19,110   Total Wisconsin                                                                                           20,183,174
------------------------------------------------------------------------------------------------------------------------------------
$  1,532,930   Total Investments (cost $1,303,450,908) - 148.8%                                                       1,406,801,730
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                      17,420,499
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.7)%                                                        (479,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  945,222,229
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   Nuveen Municipal Advantage Fund, Inc. (NMA)

                   Portfolio of
                           INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 3.1% (2.1% OF TOTAL INVESTMENTS)

$     10,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00           AAA    $  10,488,700
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09)
                 - FGIC Insured

       5,075   Lauderdale County and Florence Healthcare Authority, Alabama,          7/09 at 101.00           AAA        5,297,691
                 Revenue Bonds, Coffee Health Group, Series 1999A, 5.250%,
                 7/01/24 - MBIA Insured

       5,155   Phenix City Industrial Development Board, Alabama, Environmental       5/12 at 100.00           BBB        5,550,389
                 Improvement Revenue Bonds, MeadWestvaco Corporation, Series
                 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      20,230   Total Alabama                                                                                             21,336,780
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

               Alaska Housing Finance Corporation, General Housing Purpose Bonds,
               Series 2005A:
       1,125     5.250%, 12/01/34 - FGIC Insured                                     12/14 at 100.00           AAA        1,207,215
       1,280     5.250%, 12/01/41 - FGIC Insured                                     12/14 at 100.00           AAA        1,363,597
------------------------------------------------------------------------------------------------------------------------------------
       2,405   Total Alaska                                                                                               2,570,812
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       5,000   Maricopa County Pollution Control Corporation, Arizona, Remarketed    11/06 at 101.00           BBB        5,056,800
                 Revenue Refunding Bonds, Public Service Company of New Mexico,
                 Series 1992A, 5.750%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 11.8% (8.0% OF TOTAL INVESTMENTS)

       2,500   Alameda Corridor Transportation Authority, California, Subordinate    10/17 at 100.00           AAA        2,028,775
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                 AMBAC Insured

               Calexico Unified School District, Imperial County, California,
               General Obligation Bonds, Series 2005B:
       4,070     0.000%, 8/01/32 - FGIC Insured                                         No Opt. Call           AAA        1,294,016
       6,410     0.000%, 8/01/34 - FGIC Insured                                         No Opt. Call           AAA        1,854,349

       3,000   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00             A        3,084,180
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

       7,500   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00             A        7,913,925
                 Department of Mental Health, Coalinga State Hospital, Series
                 2004A, 5.125%, 6/01/29

       9,955   Capistrano Unified School District, Orange County, California,           No Opt. Call           AAA        3,353,342
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 0.000%, 9/01/31 - FGIC Insured

               Colton Joint Unified School District, San Bernardino County,
               California, General Obligation Bonds, Series 2006C:
       3,800     0.000%, 2/01/33 - FGIC Insured                                        2/15 at 38.73           AAA          998,298
       3,795     0.000%, 2/01/37 - FGIC Insured                                         No Opt. Call           AAA          970,230

       7,535   Contra Costa County, California, GNMA Mortgage-Backed Securities         No Opt. Call           AAA        9,775,683
                 Program Home Mortgage Revenue Bonds, Series 1989, 7.750%,
                 5/01/22 (Alternative Minimum Tax) (ETM)

       8,145   Cupertino Union School District, Santa Clara County, California,        8/13 at 55.54           AAA        3,339,043
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/25 -
                 FGIC Insured

       2,990   East Bay Municipal Utility District, Alameda and Contra Costa          6/21 at 100.00           AAA        2,991,615
                 Counties, California, Water System Subordinated Revenue
                 Refunding Bonds, Series 1996, 4.750%, 6/01/21 - FGIC Insured

       2,000   Folsom Cordova Unified School District, Sacramento County,               No Opt. Call           AAA          760,640
                 California, General Obligation Bonds, School Facilities
                 Improvement District 1, Series 2004B, 0.000%, 10/01/28 -
                 MBIA Insured

       3,360   Folsom Cordova Unified School District, Sacramento County,               No Opt. Call           AAA        1,358,515
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2002A, 0.000%, 7/01/27 -
                 MBIA Insured

       2,315   Gateway Unified School District, California, General Obligation          No Opt. Call           AAA          736,031
                 Bonds, Series 2004B, 0.000%, 8/01/32 - FGIC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$      3,000   Golden State Tobacco Securitization Corporation, California,             No Opt. Call           AAA    $   1,269,270
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 0.000%, 6/01/26 - FSA Insured

       1,275   Madera Unified School District, Madera County, California, General     8/12 at 100.00           AAA        1,373,711
                 Obligation Bonds, Series 2002, 5.250%, 8/01/23 - FSA Insured

               North Orange County Community College District, California,
               General Obligation Bonds, Series 2003B:
       7,735     0.000%, 8/01/25 - FGIC Insured                                         No Opt. Call           AAA        3,401,466
       4,000     0.000%, 8/01/26 - FGIC Insured                                         No Opt. Call           AAA        1,680,320

       5,000   Palmdale Community Redevelopment Agency, California, Residential         No Opt. Call           AAA        5,775,150
                 Mortgage Revenue Refunding Bonds, Series 1991B, 7.375%,
                 2/01/12 (ETM)

       5,000   Palmdale Community Redevelopment Agency, California, Single Family       No Opt. Call           AAA        6,643,750
                 Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%,
                 3/01/16 (Alternative Minimum Tax) (ETM)

       9,315   Perris, California, GNMA Mortgage-Backed Securities Program Single       No Opt. Call           AAA       11,628,101
                 Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23
                 (Alternative Minimum Tax) (ETM)

      23,000   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call           AAA        6,448,050
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

       7,250   San Jose-Evergreen Community College District, Santa Clara County,     9/15 at 100.00           AAA        2,307,748
                 California, General Obligation Bonds, Series 2005A, 0.000%,
                 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     132,950   Total California                                                                                          80,986,208
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 6.6% (4.5% OF TOTAL INVESTMENTS)

       8,350   Colorado Health Facilities Authority, Remarketed Revenue Bonds,        1/07 at 102.00           AAA        8,528,440
                 Kaiser Permanente System, Series 1994A, 5.350%, 11/01/16 (ETM)

       9,440   Colorado Health Facilities Authority, Revenue Bonds, Catholic          9/16 at 100.00            AA        9,321,339
                 Health Initiatives, Series 2006A, 4.500%, 9/01/38 (WI/DD,
                 Settling 11/09/06)

       4,335   Denver City and County, Colorado, Airport Revenue Bonds, Series       11/16 at 100.00           AAA        5,244,830
                 2006, 7.281%, 11/15/25 - FGIC Insured (IF)

       2,000   Denver Convention Center Hotel Authority, Colorado, Senior Revenue    11/16 at 100.00           AAA        2,050,440
                 Bonds, Convention Center Hotel, Series 2006, 4.750%, 12/01/35 -
                 XLCA Insured

               E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
               Series 1997B:
       2,650     0.000%, 9/01/16 - MBIA Insured                                         No Opt. Call           AAA        1,783,636
       8,160     0.000%, 9/01/26 - MBIA Insured                                         No Opt. Call           AAA        3,408,758

       1,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00           AAA        1,095,810
                 Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) -
                 MBIA Insured

               E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
               Series 2000B:
       7,500     0.000%, 9/01/29 - MBIA Insured                                         No Opt. Call           AAA        2,739,375
      10,000     0.000%, 9/01/32 - MBIA Insured                                         No Opt. Call           AAA        3,183,600

               Platte River Power Authority, Colorado, Power Revenue Refunding
               Bonds, Series 2002EE:
       2,000     5.375%, 6/01/17                                                      6/12 at 100.00            AA        2,168,060
       5,000     5.375%, 6/01/18                                                      6/12 at 100.00            AA        5,414,900
------------------------------------------------------------------------------------------------------------------------------------
      60,435   Total Colorado                                                                                            44,939,188
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,725   District of Columbia Housing Finance Agency, GNMA/FNMA Single          6/07 at 102.00           AAA        1,754,084
                 Family Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 1.9% (1.3% OF TOTAL INVESTMENTS)

       2,770   Florida Housing Finance Corporation, Housing Revenue Bonds,           12/10 at 100.00           AAA        2,881,465
                 Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31 -
                 FSA Insured (Alternative Minimum Tax)

      10,130   Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health      12/06 at 100.00           AAA       10,204,152
                 System - St. Mary's Hospital, Series 1993, 5.125%, 12/01/23 -
                 MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      12,900   Total Florida                                                                                             13,085,617
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               GEORGIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

$      4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004,      10/14 at 100.00           AAA    $   4,315,160
                 5.250%, 10/01/39 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,215   Hawaii Housing and Community Development Corporation, GNMA             7/10 at 102.00           AAA        2,333,325
                 Collateralized Multifamily Housing Revenue Bonds, Sunset Villas,
                 Series 2000, 5.700%, 7/20/31

         705   Hawaii Housing Finance and Development Corporation, Single Family      7/07 at 102.00           AAA          708,680
                 Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%, 7/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,920   Total Hawaii                                                                                               3,042,005
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 15.9% (10.8% OF TOTAL INVESTMENTS)

      12,500   Chicago Board of Education, Illinois, Unlimited Tax General           12/07 at 102.00           AAA       12,932,875
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A, 5.250%,
                 12/01/27 - AMBAC Insured

       4,000   Chicago Board of Education, Illinois, Unlimited Tax General           12/07 at 102.00           AAA        4,171,120
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997, 5.750%,
                 12/01/20 (Pre-refunded 12/01/07) - AMBAC Insured

       2,175   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA          824,695
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/28 - FGIC Insured

       2,250   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA          747,833
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                 12/01/31 - FGIC Insured

       5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive       7/10 at 101.00           AAA        6,500,766
                 21 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded 7/01/10)
                 - FGIC Insured

       5,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue       1/11 at 101.00           AAA        5,234,300
                 Bonds, O'Hare International Airport, Series 2001A, 5.375%,
                 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

       5,000   Chicago, Illinois, Second Lien Wastewater Transmission Revenue         1/08 at 102.00           AAA        5,192,300
                 Bonds, Series 1997, 5.250%, 1/01/28 (Pre-refunded 1/01/08) -
                 AMBAC Insured

       6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00          Baa2        6,398,760
                 Medical Center, Series 2002, 5.750%, 5/15/22

       6,165   Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush        2/07 at 102.00             A        6,310,926
                 Lincoln Health Center, Series 1996B, 5.750%, 2/15/22

       4,210   Illinois Health Facilities Authority, Revenue Bonds, Victory           8/07 at 101.00        Ba2(4)        4,305,988
                 Health Services, Series 1997A, 5.375%, 8/15/16
                 (Pre-refunded 8/15/07)

      10,740   Lake and McHenry Counties Community Unit School District 118,           1/15 at 66.94           Aaa        5,006,881
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                 0.000%, 1/01/23 - FSA Insured

               Metropolitan Pier and Exposition Authority, Illinois, Revenue
               Bonds, McCormick Place Expansion Project, Series 1999A:
      13,455     5.500%, 12/15/24 - FGIC Insured                                     12/09 at 101.00           AAA       14,270,104
      10,430     5.250%, 12/15/28 - FGIC Insured                                     12/09 at 101.00           AAA       10,963,599

       3,175   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA          685,705
                 Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%,
                 6/15/41 - MBIA Insured

       6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        2,800,980
                 Refunding Bonds, McCormick Place Expansion Project, Series
                 1996A, 0.000%, 6/15/24 - MBIA Insured

       4,600   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call           AAA        5,790,618
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

       1,940   University of Illinois, Auxiliary Facilities Systems Revenue           4/13 at 100.00           AAA        2,053,277
                 Bonds, Series 2003A, 5.000%, 4/01/23 - AMBAC Insured

       7,500   Valley View Public Schools, Community Unit School District 365U of       No Opt. Call           AAA        3,262,125
                 Will County, Illinois, General Obligation Bonds, Series 2005,
                 0.000%, 11/01/25 - MBIA Insured

      23,125   Will County Community High School District 210 Lincoln-Way,              No Opt. Call           Aaa       10,936,275
                 Illinois, General Obligation Bonds, Series 2006, 0.000%,
                 1/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     134,130   Total Illinois                                                                                           108,389,127
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 3.5% (2.4% OF TOTAL INVESTMENTS)

       5,205   Indiana Health Facility Financing Authority, Hospital Revenue          8/10 at 101.50           AAA        5,615,414
                 Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDIANA (continued)

$      9,000   Indiana Health Facility Financing Authority, Hospital Revenue         11/06 at 102.00           AAA    $   9,192,870
                 Refunding and Improvement Bonds, Community Hospitals of Indiana,
                 Series 1995, 5.700%, 5/15/22 - MBIA Insured

       6,075   LaGrange County Jail Building Corporation, Indiana, First Mortgage    10/09 at 101.00         A3(4)        6,434,093
                 Jail Bonds, Series 1998, 5.400%, 10/01/21
                 (Pre-refunded 10/01/09)

       2,725   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/09 at 102.00           BBB        2,839,695
                 Madison Center Inc., Series 1999, 5.450%, 2/15/12
------------------------------------------------------------------------------------------------------------------------------------
      23,005   Total Indiana                                                                                             24,082,072
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,000   Burlington, Kansas, Environmental Improvement Revenue Bonds,           9/15 at 100.00            A3        5,040,950
                 Kansas City Power and Light Company Project, Series 1998A,
                 4.750%, 9/01/15 (Mandatory put 10/01/07)

       4,935   Kansas Department of Transportation, Highway Revenue Bonds,            3/14 at 100.00           AAA        5,263,474
                 Series 2004A, 5.000%, 3/01/22

       1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and        6/14 at 100.00           AAA        1,881,495
                 Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,685   Total Kansas                                                                                              12,185,919
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 1.6% (1.1% OF TOTAL INVESTMENTS)

       5,500   Louisville and Jefferson County Metropolitan Sewer District,           5/07 at 101.00           AAA        5,597,130
                 Kentucky, Sewer and Drainage System Revenue Bonds, Series 1997A,
                 5.250%, 5/15/27 - MBIA Insured

       4,950   Louisville and Jefferson County Metropolitan Sewer District,          11/07 at 101.00           AAA        5,068,058
                 Kentucky, Sewer and Drainage System Revenue Bonds, Series 1997B,
                 5.200%, 5/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,450   Total Kentucky                                                                                            10,665,188
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 9.1% (6.2% OF TOTAL INVESTMENTS)

      13,500   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding          9/09 at 102.00           AAA       14,525,458
                 Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%,
                 9/01/29 - AMBAC Insured

       8,720   Louisiana Public Facilities Authority, Extended Care Facilities          No Opt. Call           BBB       10,899,128
                 Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14

       6,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AAA        7,105,525
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured

       6,925   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        6,763,094
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

       3,335   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        3,920,559
                 Residuals 660-2, 7.348%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

               Tobacco Settlement Financing Corporation, Louisiana, Tobacco
               Settlement Asset-Backed Bonds, Series 2001B:
       6,000     5.500%, 5/15/30                                                      5/11 at 101.00           BBB        6,301,560
      11,750     5.875%, 5/15/39                                                      5/11 at 101.00           BBB       12,514,808
------------------------------------------------------------------------------------------------------------------------------------
      56,880   Total Louisiana                                                                                           62,030,132
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 1.1% (0.8% OF TOTAL INVESTMENTS)

       1,750   Massachusetts Health and Educational Facilities Authority,             1/09 at 101.00           AAA        1,797,355
                 Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%,
                 7/01/28 - AMBAC Insured

         830   Massachusetts Housing Finance Agency, Single Family Housing           12/09 at 100.00           AAA          846,227
                 Revenue Bonds, Series 77, 5.950%, 6/01/25 - FSA Insured
                 (Alternative Minimum Tax)

       5,000   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00           AAA        5,108,350
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,580   Total Massachusetts                                                                                        7,751,932
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 1.7% (1.1% OF TOTAL INVESTMENTS)

               Michigan State Hospital Finance Authority, Hospital Revenue Bonds,
               Detroit Medical Center Obligated Group, Series 1998A:
       4,995     5.250%, 8/15/23                                                      8/08 at 101.00           BB-        5,065,030
       3,000     5.250%, 8/15/28                                                      8/08 at 101.00           BB-        3,036,570



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN (continued)

$      3,275   Michigan State Hospital Finance Authority, Revenue Refunding           2/07 at 100.00           BB-    $   3,277,260
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
      11,270   Total Michigan                                                                                            11,378,860
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 1.5% (1.0% OF TOTAL INVESTMENTS)

       5,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00           AAA        5,251,100
                 Subordinate Airport Revenue Bonds, Series 2001C, 5.250%,
                 1/01/32 - FGIC Insured

       3,030   Minnesota Housing Finance Agency, Single Family Mortgage Revenue       7/09 at 100.00           AA+        3,061,482
                 Bonds, Series 2000C, 5.550%, 7/01/24 (Alternative Minimum Tax)

       2,025   Minnesota Housing Finance Agency, Single Family Mortgage Revenue       1/10 at 100.00           AA+        2,040,167
                 Bonds, Series 2000J, 5.400%, 1/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,055   Total Minnesota                                                                                           10,352,749
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)

      11,705   Kansas City Municipal Assistance Corporation, Missouri, Leasehold        No Opt. Call           AAA        4,395,110
                 Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 - AMBAC Insured

         200   Missouri Housing Development Commission, Single Family Mortgage        9/09 at 102.00           AAA          208,048
                 Revenue Bonds, Homeownership Loan Program, Series 2000A-1,
                 7.500%, 3/01/31 (Alternative Minimum Tax)

       1,500   Missouri-Illinois Metropolitan District Bi-State Development          10/13 at 100.00           AAA        1,578,225
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,405   Total Missouri                                                                                             6,181,383
------------------------------------------------------------------------------------------------------------------------------------

               MONTANA - 1.0% (0.7% OF TOTAL INVESTMENTS)

       6,920   Montana Board of Housing, Single Family Mortgage Bonds, Series         6/07 at 101.50           AA+        7,075,285
                 1997A-1, 6.050%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 3.6% (2.4% OF TOTAL INVESTMENTS)

       7,310   Clark County, Nevada, Limited Tax General Obligation Bank Bonds,       7/10 at 100.00        AA+(4)        7,796,919
                 Series 2000, 5.500%, 7/01/19 (Pre-refunded 7/01/10)

       7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/10 at 101.00           AAA        8,190,675
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                 MBIA Insured

       7,910   Director of Nevada State Department of Business and Industry,          1/10 at 100.00           AAA        8,244,356
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured

         430   Nevada Housing Division, Single Family Mortgage Bonds, Senior          4/07 at 102.00           Aaa          432,774
                 Series 1997C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      23,150   Total Nevada                                                                                              24,664,724
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 3.9% (2.6% OF TOTAL INVESTMENTS)

      15,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        5,349,900
                 System Bonds, Series 2006C, 0.000%, 12/15/30 - FGIC Insured

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
      14,690     5.750%, 6/01/32                                                      6/12 at 100.00           BBB       15,613,118
       5,050     6.125%, 6/01/42                                                      6/12 at 100.00           BBB        5,483,391
------------------------------------------------------------------------------------------------------------------------------------
      34,740   Total New Jersey                                                                                          26,446,409
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

       7,500   Farmington, New Mexico, Pollution Control Revenue Refunding Bonds,     4/07 at 100.50           BBB        7,530,300
                 Public Service Company of New Mexico - San Juan Project,
                 Series 1997B, 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 16.2% (11.0% OF TOTAL INVESTMENTS)

       4,395   Dormitory Authority of the State of New York, Revenue Bonds,           2/07 at 102.00           AA-        4,504,304
                 Mental Health Services Facilities Improvements, Series 1997B,
                 5.625%, 2/15/21

       2,965   Dormitory Authority of the State of New York, Revenue Bonds,           2/07 at 102.00        AA-(4)        3,041,586
                 Mental Health Services Facilities Improvements, Series 1997B,
                 5.625%, 2/15/21 (Pre-refunded 2/15/07)


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

$      3,655   Dormitory Authority of the State of New York, Revenue Bonds, State     5/08 at 101.00        AA-(4)    $   3,779,233
                 University Educational Facilities, Series 1997, 5.125%, 5/15/27
                 (Pre-refunded 5/15/08)

       7,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00           AA-        7,395,360
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

               Nassau County, New York, General Obligation Improvement Bonds,
               Series 2000F:
       3,980     7.000%, 3/01/11 (Pre-refunded 3/01/10) - FSA Insured                 3/10 at 100.00           AAA        4,413,780
       4,070     7.000%, 3/01/12 (Pre-refunded 3/01/10) - FSA Insured                 3/10 at 100.00           AAA        4,513,589
       3,925     7.000%, 3/01/15 (Pre-refunded 3/01/10) - FSA Insured                 3/10 at 100.00           AAA        4,352,786

       4,975   New York City Industrial Development Agency, New York, Special        12/08 at 102.00           Ba2        4,891,470
                 Facilities Revenue Bonds, British Airways PLC, Series 1998,
                 5.250%, 12/01/32 (Alternative Minimum Tax)

       3,000   New York City Industrial Development Agency, New York, Special        12/12 at 101.00           Ba2        3,368,670
                 Facilities Revenue Bonds, British Airways PLC, Series 2002,
                 7.625%, 12/01/32 (Alternative Minimum Tax)

       5,000   New York City Municipal Water Finance Authority, New York, Water       6/07 at 101.00           AAA        5,118,750
                 and Sewerage System Revenue Bonds, Fiscal Series 1997B, 5.750%,
                 6/15/29 (Pre-refunded 6/15/07) - FGIC Insured

       9,850   New York City Municipal Water Finance Authority, New York, Water       6/09 at 101.00           AAA       10,496,554
                 and Sewerage System Revenue Bonds, Fiscal Series 2000A, 5.750%,
                 6/15/31 (Pre-refunded 6/15/09) - FGIC Insured

      10,000   New York City Municipal Water Finance Authority, New York, Water      12/14 at 100.00           AAA       10,570,000
                 and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%,
                 6/15/36 - FSA Insured

      10,000   New York City Transitional Finance Authority, New York, Future Tax     5/10 at 101.00           AAA       10,913,600
                 Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                 (Pre-refunded 5/15/10)

      10,000   New York City, New York, General Obligation Bonds, Fiscal Series      10/07 at 101.00           Aaa       10,333,800
                 1997G, 6.000%, 10/15/26 (Pre-refunded 10/15/07)

       7,435   New York City, New York, General Obligation Bonds, Fiscal Series       5/10 at 101.00        AA-(4)        8,055,525
                 2000A, 5.750%, 5/15/20 (Pre-refunded 5/15/10)

       9,025   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,      4/10 at 100.00           Aa1        9,381,036
                 Series 94, 5.800%, 10/01/20 (Alternative Minimum Tax)

       5,000   New York State Urban Development Corporation, Service Contract         1/09 at 101.00           AAA        5,307,450
                 Revenue Bonds, Correctional Facilities, Series 1999C, 6.000%,
                 1/01/29 (Pre-refunded 1/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     104,275   Total New York                                                                                           110,437,493
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 2.6% (1.7% OF TOTAL INVESTMENTS)

       1,175   North Carolina Housing Finance Agency, Home Ownership Revenue          7/10 at 100.00           AAA        1,202,366
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

       6,720   North Carolina Housing Finance Agency, Home Ownership Revenue          7/09 at 100.00            AA        6,941,088
                 Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29
                 (Alternative Minimum Tax)

       3,860   North Carolina Housing Finance Agency, Home Ownership Revenue          1/10 at 100.00            AA        3,899,488
                 Bonds, 1998 Trust Agreement, Series 8A, 5.950%, 1/01/27
                 (Alternative Minimum Tax)

       5,265   North Carolina Housing Finance Agency, Home Ownership Revenue          1/10 at 100.00            AA        5,431,374
                 Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      17,020   Total North Carolina                                                                                      17,474,316
------------------------------------------------------------------------------------------------------------------------------------

               NORTH DAKOTA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       2,190   North Dakota Housing Finance Agency, Home Mortgage Finance Program     7/08 at 102.00           Aaa        2,219,959
                 Bonds, Series 1998B, 5.500%, 7/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

       2,250   Ward County Health Care, North Dakota, Revenue Bonds, Trinity          7/16 at 100.00          BBB+        2,360,903
                 Obligated Group, Series 2006, 5.125%, 7/01/25
                 (WI/DD, Settling 11/01/06)
------------------------------------------------------------------------------------------------------------------------------------
       4,440   Total North Dakota                                                                                         4,580,862
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 4.4% (3.0% OF TOTAL INVESTMENTS)

       5,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,        11/09 at 101.00          Baa1        5,172,150
                 Hospital Facilities Revenue Bonds, Summa Health System, Series
                 1998A, 5.375%, 11/15/18

       6,000   Cuyahoga County, Ohio, Hospital Revenue Bonds, University              7/09 at 101.00           AAA        6,318,480
                 Hospitals Health System, Series 1999, 5.500%, 1/15/30 -
                 AMBAC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               OHIO (continued)

               Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
               Kettering Medical Center, Series 1999:
$      7,840     6.750%, 4/01/18 (Pre-refunded 4/01/10)                               4/10 at 101.00          A(4)    $   8,687,034
       5,000     6.750%, 4/01/22 (Pre-refunded 4/01/10)                               4/10 at 101.00          A(4)        5,540,200

       1,600   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00           Aaa        1,619,568
                 Program Residential Mortgage Revenue Bonds, Series 2000D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

       2,650   Ohio, General Obligation Bonds, Higher Education, Series 2003A,        5/13 at 100.00           AA+        2,812,816
                 5.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
      28,090   Total Ohio                                                                                                30,150,248
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 2.3% (1.5% OF TOTAL INVESTMENTS)

       2,890   Oklahoma State Industries Authority, Health System Revenue Bonds,      8/09 at 101.00           AAA        3,059,672
                 Integris Baptist Medical Center, Series 1999A, 5.750%, 8/15/29 -
                 MBIA Insured

       2,110   Oklahoma State Industries Authority, Health System Revenue Bonds,      8/09 at 101.00           AAA        2,248,036
                 Integris Baptist Medical Center, Series 1999A, 5.750%, 8/15/29
                 (Pre-refunded 8/15/09) - MBIA Insured

      10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,     12/08 at 100.00             B       10,083,300
                 American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      15,000   Total Oklahoma                                                                                            15,391,008
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       1,930   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        2,032,367
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

       2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series      12/14 at 100.00           AAA        2,886,910
                 2004A, 5.500%, 12/01/31 - AMBAC Insured

       3,240   Washington County Authority, Pennsylvania, Capital Funding Revenue       No Opt. Call           AAA        3,470,850
                 Bonds, Capital Projects and Equipment Acquisition Program,
                 Series 1999, 6.150%, 12/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,770   Total Pennsylvania                                                                                         8,390,127
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 1.4% (1.0% OF TOTAL INVESTMENTS)

       5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA        5,345,900
                 2005RR, 5.000%, 7/01/26 - XLCA Insured

       4,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,           7/10 at 100.00           AAA        4,283,520
                 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,000   Total Puerto Rico                                                                                          9,629,420
------------------------------------------------------------------------------------------------------------------------------------

               RHODE ISLAND - 1.8% (1.3% OF TOTAL INVESTMENTS)

       1,235   Rhode Island Health and Educational Building Corporation, Hospital     5/07 at 102.00           AAA        1,270,407
                 Financing Revenue Bonds, Lifespan Obligated Group, Series 1996,
                 5.500%, 5/15/16 - MBIA Insured

      11,015   Rhode Island Health and Educational Building Corporation, Hospital     5/07 at 102.00           AAA       11,347,323
                 Financing Revenue Bonds, Lifespan Obligated Group, Series 1996,
                 5.500%, 5/15/16 (Pre-refunded 5/15/07) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,250   Total Rhode Island                                                                                        12,617,730
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 4.1% (2.8% OF TOTAL INVESTMENTS)

      10,000   Greenville County School District, South Carolina, Installment        12/12 at 101.00        AA-(4)       11,360,300
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20
                 (Pre-refunded 12/01/12)

       2,500   Lexington County Health Service District, South Carolina, Hospital    11/13 at 100.00             A        2,713,975
                 Revenue Refunding and Improvement Bonds, Series 2003, 5.750%,
                 11/01/28

       3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation Fee        6/14 at 100.00           AAA        3,145,440
                 Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC Insured

       1,220   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           AAA          604,595
                 Bonds, Series 2004A-2, 0.000%, 1/01/23 - FGIC Insured

       2,125   South Carolina Public Service Authority, Revenue Refunding Bonds,      7/13 at 100.00           AAA        2,273,176
                 Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/21 -
                 AMBAC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SOUTH CAROLINA (continued)

$      7,500   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00           BBB    $   8,141,925
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
      26,345   Total South Carolina                                                                                      28,239,411
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 5.2% (3.6% OF TOTAL INVESTMENTS)

       6,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00          Baa3        6,650,880
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                 Tennessee Inc., Series 2002, 6.500%, 4/15/31

      20,415   Knox County Health, Educational and Housing Facilities Board,           1/13 at 75.87           AAA       11,857,032
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2002A, 0.000%, 1/01/18 - FSA Insured

      14,385   Metropolitan Government of Nashville-Davidson County Health and       11/09 at 101.00           AAA       15,443,590
                 Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 5.875%, 11/15/28
                 (Pre-refunded 11/15/09) - AMBAC Insured

       1,750   Metropolitan Government of Nashville-Davidson County, Tennessee,       5/11 at 100.00            AA        1,821,960
                 Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26
------------------------------------------------------------------------------------------------------------------------------------
      42,550   Total Tennessee                                                                                           35,773,462
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 16.6% (11.3% OF TOTAL INVESTMENTS)

      11,810   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Baa2       12,566,549
                 Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                 (Mandatory put 11/01/11) (Alternative Minimum Tax)

       6,000   Brazos River Authority, Texas, Revenue Refunding Bonds, Houston          No Opt. Call           AAA        6,544,920
                 Lighting and Power Company, Series 1998, 5.050%, 11/01/18 -
                 AMBAC Insured (Alternative Minimum Tax)

      10,000   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00           AAA       10,417,800
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%,
                 1/01/45 - FGIC Insured

       4,250   Ennis Independent School District, Ellis County, Texas, General         8/16 at 60.73           Aaa        1,639,480
                 Obligation Bonds, Series 2006, 0.000%, 8/15/26

       8,400   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue     4/09 at 101.00           BBB        8,667,960
                 Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32
                 (Alternative Minimum Tax)

       5,000   Harris County Health Facilities Development Corporation, Texas,       11/13 at 100.00           AAA        5,215,150
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

       1,540   Houston Community College, Texas, Limited Tax General Obligation       2/13 at 100.00           AAA        1,609,546
                 Bonds, Series 2003, 5.000%, 2/15/28 - AMBAC Insured

       3,460   Houston Community College, Texas, Limited Tax General Obligation       2/13 at 100.00           AAA        3,726,212
                 Bonds, Series 2003, 5.000%, 2/15/28 (Pre-refunded 2/15/13) -
                 AMBAC Insured

      13,110   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA       13,888,472
                 Series 2000B, 5.500%, 7/01/30 - FSA Insured

               Houston, Texas, Water Conveyance System Contract, Certificates of
               Participation, Series 1993A-J:
       5,490     6.800%, 12/15/10 - AMBAC Insured                                       No Opt. Call           AAA        6,130,409
       2,000     6.800%, 12/15/11 - AMBAC Insured                                       No Opt. Call           AAA        2,282,780

       9,345   Leander Independent School District, Williamson and Travis              8/15 at 35.34           AAA        2,199,252
                 Counties, Texas, General Obligation Bonds, Series 2005, 0.000%,
                 8/15/34 - FGIC Insured

      16,305   Matagorda County Navigation District 1, Texas, Revenue Bonds,          5/09 at 101.00          BBB-       16,827,084
                 Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

       3,425   Sabine River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Baa2        3,636,939
                 Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22
                 (Mandatory put 11/01/11)

       4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply System        10/12 at 100.00          Baa2        5,000,988
                 Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21

       4,000   Texas, General Obligation Bonds, Water Financial Assistance, State     8/09 at 100.00           Aa1        4,186,360
                 Participation Program, Series 1999C, 5.500%, 8/01/35

       6,840   Travis County Health Facilities Development Corporation, Texas,       11/09 at 101.00           AAA        7,343,356
                 Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/24 (Pre-refunded 11/15/09) - AMBAC Insured

         245   Wood Glen Housing Finance Corporation, Texas, FHA-Insured              1/07 at 100.00           AAA          245,804
                 Section 8 Assisted Mortgage Revenue Bonds, Copperwood I Project,
                 Series 1990A, 7.625%, 1/01/10 - MBIA Insured (ETM)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (continued)

$      3,000   Wylie Independent School District, Taylor County, Texas, General        8/15 at 74.57           AAA    $   1,522,140
                 Obligation Bonds, Series 2005, 0.000%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
     118,920   Total Texas                                                                                              113,651,201
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

         730   Intermountain Power Agency, Utah, Power Supply Revenue                 7/07 at 102.00           AAA          754,930
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 (Pre-refunded
                 7/01/07) - MBIA Insured

       1,470   Intermountain Power Agency, Utah, Power Supply Revenue                 7/07 at 102.00           AAA        1,518,510
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,200   Total Utah                                                                                                 2,273,440
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 14.1% (9.6% OF TOTAL INVESTMENTS)

       8,810   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00           AAA        9,483,172
                 Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                 1/01/36 - MBIA Insured (Alternative Minimum Tax)

       5,665   Chelan County Public Utility District 1, Washington, Hydro             7/12 at 100.00           AAA        5,911,031
                 Consolidated System Revenue Bonds, Series 2002B, 5.250%,
                 7/01/37 - AMBAC Insured (Alternative Minimum Tax)

      10,730   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00           AAA       11,578,314
                 Consolidated System Revenue Refunding Bonds, Series 2001C,
                 5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

      10,730   Pierce County School District 320, Sumner, Washington,                12/10 at 100.00           Aaa       11,819,739
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured

      10,550   Port of Seattle, Washington, Limited Tax General Obligation           12/10 at 100.00           AAA       11,240,814
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,                No Opt. Call           AAA        5,682,054
                 6.000%, 2/01/10 - MBIA Insured (Alternative Minimum Tax)

      19,475   Port of Seattle, Washington, Special Facility Revenue                  3/10 at 101.00           AAA       21,137,773
                 Bonds, Terminal 18, Series 1999A, 6.000%, 9/01/29
                 (Pre-refunded 3/01/10) - MBIA Insured

       5,000   Port of Seattle, Washington, Special Facility Revenue                  3/10 at 101.00           AAA        5,371,300
                 Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA
                 Insured (Alternative Minimum Tax)

       8,750   Washington Public Power Supply System, Revenue Refunding               7/08 at 102.00           Aaa        9,092,913
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

       5,000   Washington State Healthcare Facilities Authority, Revenue             12/09 at 101.00           AAA        5,305,200
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                 (Pre-refunded 12/01/09) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      90,025   Total Washington                                                                                          96,622,310
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       5,000   Mason County, West Virginia, Pollution Control Revenue                10/11 at 100.00           BBB        5,176,900
                 Bonds, Appalachian Power Company, Series 2003L, 5.500%,
                 10/01/22
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 3.0% (2.0% OF TOTAL INVESTMENTS)

       7,055   Badger Tobacco Asset Securitization Corporation, Wisconsin,            6/12 at 100.00           BBB        7,627,795
                 Tobacco Settlement Asset-Backed
                 Bonds, Series 2002, 6.125%, 6/01/27

       2,250   Green Bay, Wisconsin, Water System Revenue Bonds, Series              11/14 at 100.00           Aaa        2,378,295
                 2004, 5.000%, 11/01/29 - FSA Insured

       5,000   Madison, Wisconsin, Industrial Development Revenue                     4/12 at 100.00           AA-        5,392,000
                 Refunding Bonds, Madison Gas and Electric Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WISCONSIN (continued)

$      3,000   Southeast Wisconsin Professional Baseball Park District,                 No Opt. Call           AAA   $    3,470,790
                 Sales Tax Revenue Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/19 - MBIA Insured

       1,620   Wisconsin Housing and Economic Development Authority, Home             3/10 at 100.00            AA        1,630,141
                 Ownership Revenue Bonds, Series
                 2000B, 5.750%, 3/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      18,925   Total Wisconsin                                                                                           20,499,021
------------------------------------------------------------------------------------------------------------------------------------
$  1,095,145   Total Investments (cost $927,999,902) - 147.3%                                                         1,006,727,683
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 5.1%                                                                      34,946,863
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.4)%                                                        (358,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  683,674,546
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

              Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 152.1% (100.0% OF TOTAL INVESTMENTS)

               ALABAMA - 0.7% (0.4% OF TOTAL INVESTMENTS)

               Henry County Water Authority, Alabama, Water Revenue Bonds, Series
               2006:
$      1,935     5.000%, 1/01/36 - RAAI Insured                                       1/16 at 100.00            AA   $    2,010,581
       2,485     5.000%, 1/01/41 - RAAI Insured                                       1/16 at 100.00            AA        2,577,914
------------------------------------------------------------------------------------------------------------------------------------
       4,420   Total Alabama                                                                                              4,588,495
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 0.3% (0.3% OF TOTAL INVESTMENTS)

               Alaska Housing Finance Corporation, General Housing Purpose Bonds,
               Series 2005A:
       1,125     5.250%, 12/01/34 - FGIC Insured                                     12/14 at 100.00           AAA        1,207,215
       1,275     5.250%, 12/01/41 - FGIC Insured                                     12/14 at 100.00           AAA        1,358,270
------------------------------------------------------------------------------------------------------------------------------------
       2,400   Total Alaska                                                                                               2,565,485
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 0.0% (0.0% OF TOTAL INVESTMENTS)

         105   Pima County Industrial Development Authority, Arizona, FNMA/GNMA       5/07 at 105.85           AAA          106,614
                 Single Family Mortgage Revenue Bonds, Series 1997A, 7.100%,
                 11/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)

       5,000   Arkansas Development Finance Authority, Hospital Revenue Bonds,        2/10 at 100.00       BBB (4)        5,494,900
                 Washington Regional Medical Center, Series 2000, 7.000%, 2/01/15
                 (Pre-refunded 2/01/10)

       3,480   Cabot School District 4, Lonoke County, Arkansas, General              8/08 at 100.00           Aaa        3,545,111
                 Obligation Refunding Bonds, Series  2003, 5.000%, 2/01/27 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,480   Total Arkansas                                                                                             9,040,011
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 8.7% (5.7% OF TOTAL INVESTMENTS)

       1,350   Antelope Valley Union High School District, Los Angeles County,          No Opt. Call           AAA          498,218
                 California, General Obligation Bonds, Series 2004B, 0.000%,
                 8/01/29 - MBIA Insured

       7,800   California County Tobacco Securitization Agency, Tobacco              12/18 at 100.00          Baa3        6,694,584
                 Settlement Asset-Backed Bonds, Los Angeles County Securitization
                 Corporation, Series 2006A, 0.000%, 6/01/36 (Mandatory
                 put 6/01/23)

       1,000   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00           Aaa        1,121,280
                 Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)

       1,350   California Educational Facilities Authority, Revenue Refunding           No Opt. Call           Aaa          308,516
                 Bonds, Loyola Marymount University, Series 2001A, 0.000%,
                 10/01/39 - MBIA Insured

       4,295   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00             A        4,415,518
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

       4,000   California Health Facilities Financing Authority, Revenue Bonds,       3/16 at 100.00            A+        4,254,880
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

       8,335   California State, General Obligation Bonds, Series 2006, Residuals     3/16 at 100.00           AAA        9,065,146
                 Series 1005, 6.805%, 3/01/35 - MBIA Insured (IF)

      10,445   Castaic Lake Water Agency, California, Revenue Certificates of           No Opt. Call           AAA        3,854,727
                 Participation, Water System Improvement Project, Series 1999,
                 0.000%, 8/01/29 - AMBAC Insured

       8,365   Cupertino Union School District, Santa Clara County, California,        8/13 at 52.66           AAA        3,240,852
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/26 - FGIC
                 Insured

       5,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00           AAA        5,415,450
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
                 5.000%, 6/01/38 (Pre-refunded 6/01/13) - AMBAC Insured

       3,500   Golden State Tobacco Securitization Corporation, California,             No Opt. Call           AAA        1,480,815
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 0.000%, 6/01/26 - FSA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$      1,500   Lincoln Unified School District, Placer County, California,              No Opt. Call           AAA   $      627,825
                 Community Facilities District 1, Special Tax Bonds, Series 2005,
                 0.000%, 9/01/26 - AMBAC Insured

         490   Los Angeles Department of Water and Power, California, Electric        4/07 at 100.00        AA-(4)          490,387
                 Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)

         995   Los Angeles Department of Water and Power, California, Electric        2/07 at 100.00        AA-(4)          996,433
                 Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)

       1,000   Pajaro Valley Unified School District, Santa Cruz County,                No Opt. Call           AAA          369,050
                 California, General Obligation Bonds, Series 2005B, 0.000%,
                 8/01/29 - FSA Insured

       6,000   Placentia-Yorba Linda Unified School District, Orange County,            No Opt. Call           AAA        1,722,840
                 California, Certificates of Participation, Series 2006, 0.000%,
                 10/01/34 - FGIC Insured

               San Joaquin Hills Transportation Corridor Agency, Orange County,
               California, Toll Road Revenue Refunding Bonds, Series 1997A:
       5,000     0.000%, 1/15/17 - MBIA Insured                                       1/14 at 102.00           AAA        5,379,600
      26,000     0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call           AAA        7,289,100

       5,000   San Jose-Evergreen Community College District, Santa Clara             9/15 at 100.00           AAA        1,679,850
                 County, California, General Obligation Bonds, Series 2005A,
                 0.000%, 9/01/28 - MBIA Insured

       4,825   Santa Monica Community College District, Los Angeles County,             No Opt. Call           AAA        1,980,470
                 California, General Obligation Bonds, Series 2005C, 0.000%,
                 8/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     106,250   Total California                                                                                          60,885,541
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 5.4% (3.5% OF TOTAL INVESTMENTS)

       1,085   Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00           AAA        1,169,739
                 Series 2006, 5.250%, 10/01/40 - XLCA Insured

       3,000   Broomfield, Colorado, Master Facilities Lease Purchase Agreement,     12/09 at 100.00           Aaa        3,175,770
                 Certificates of Participation, Series 1999, 5.750%, 12/01/24 -
                 AMBAC Insured

       6,285   Broomfield, Colorado, Sales and Use Tax Revenue Refunding and         12/12 at 100.00           Aaa        6,870,951
                 Improvement Bonds, Series 2002A, 5.500%, 12/01/22 - AMBAC
                 Insured

      11,465   Denver City and County, Colorado, Airport System Revenue Refunding    11/10 at 100.00           AAA       12,371,996
                 Bonds, Series 2000A, 6.000%, 11/15/18 - AMBAC Insured
                 (Alternative Minimum Tax)

      20,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 31.42           AAA        5,447,600
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA
                 Insured

               E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,
               Series 2004B:
       3,800     0.000%, 9/01/27 - MBIA Insured                                        9/20 at 67.94           AAA        1,379,818
      13,300     0.000%, 9/01/31 - MBIA Insured                                        9/20 at 53.77           AAA        3,827,873
       6,250     0.000%, 9/01/32 - MBIA Insured                                        9/20 at 50.83           AAA        1,695,563
       8,000     0.000%, 3/01/36 - MBIA Insured                                         No Opt. Call           AAA        1,769,600
------------------------------------------------------------------------------------------------------------------------------------
      73,185   Total Colorado                                                                                            37,708,910
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

       3,265   Washington Convention Center Authority, District of Columbia,         10/08 at 100.00           AAA        3,285,961
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%,
                 10/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 4.5% (3.0% OF TOTAL INVESTMENTS)

      15,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00           AAA       16,086,450
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC
                 Insured

      14,330   Fulton County Facilities Corporation, Georgia, Certificates of        11/10 at 101.00           AAA       15,412,918
                 Participation, Public Purpose Project, Series 1999, 5.500%,
                 11/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,330   Total Georgia                                                                                             31,499,368
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 12.4% (8.1% OF TOTAL INVESTMENTS)

         600   Bolingbrook, Illinois, General Obligation Refunding Bonds, Series        No Opt. Call           AAA          198,300
                 2002B, 0.000%, 1/01/32 - FGIC Insured

       4,600   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA        2,533,634
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                 12/01/20 - FGIC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$      4,000   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,         7/13 at 100.00           AAA   $    4,178,240
                 5.000%, 1/01/33 - AMBAC Insured

       2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series        No Opt. Call           AAA        2,535,129
                 1993, 5.375%, 1/01/14 - AMBAC Insured

       5,250   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B,        1/09 at 101.00           AAA        5,386,553
                 5.000%, 1/01/28 - MBIA Insured

       3,335   Illinois Finance Authority, General Revenue Bonds, Northwestern       12/15 at 100.00           Aaa        3,845,155
                 University, Series 2006, Residuals Series 1489, 7.406%, 12/01/42
                 (IF)

       5,210   Illinois Housing Development Authority, Section 8 Elderly Housing      1/07 at 100.00           BBB        5,313,419
                 Revenue Bonds, Garden House of River Oaks West Development,
                 Series 1992A, 6.875%, 1/01/20

      38,645   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     4/10 at 100.00           AAA       40,818,779
                 2000, 5.500%, 4/01/25 - MBIA Insured

               Lake and McHenry Counties Community Unit School District 118,
               Wauconda, Illinois, General Obligation Bonds, Series 2005B:
      10,230     0.000%, 1/01/22 - FSA Insured                                         1/15 at 70.63           Aaa        5,039,605
       6,780     0.000%, 1/01/24 - FSA Insured                                         1/15 at 63.44           Aaa        2,978,861

       1,975   Lake County Community High School District 127, Grayslake,               No Opt. Call           AAA        2,550,673
                 Illinois, General Obligation Bonds, Series 2002A, 9.000%,
                 2/01/13 - FGIC Insured

               Metropolitan Pier and Exposition Authority, Illinois, Revenue
               Bonds, McCormick Place Expansion Project, Series 2002A:
       3,250     0.000%, 6/15/25 - MBIA Insured                                       6/22 at 101.00           AAA        2,149,745
       3,270     5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00           AAA        3,424,540
       3,700     0.000%, 6/15/30 - MBIA Insured                                         No Opt. Call           AAA        1,338,808
       3,060     0.000%, 6/15/37 - MBIA Insured                                         No Opt. Call           AAA          796,243
      11,215     0.000%, 12/15/38 - MBIA Insured                                        No Opt. Call           AAA        2,724,348
       4,170     0.000%, 6/15/39 - MBIA Insured                                         No Opt. Call           AAA          988,082
------------------------------------------------------------------------------------------------------------------------------------
     111,590   Total Illinois                                                                                            86,800,114
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)

       4,695   Indiana Educational Facilities Authority, Revenue Bonds, Butler        2/11 at 100.00           AAA        5,003,321
                 University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

       5,113   Indianapolis Airport Authority, Indiana, Special Facility Revenue     11/06 at 101.00           N/R          291,431
                 Bonds, AAR Corporation Assumed Lease, Series 1995, 6.500%,
                 11/15/31 (Alternative Minimum Tax) (6)

       2,000   Petersburg, Indiana, Pollution Control Revenue Refunding Bonds,        8/11 at 102.00          Baa1        2,105,060
                 Indianapolis Power and Light Company, Series 1991, 5.750%,
                 8/01/21
------------------------------------------------------------------------------------------------------------------------------------
      11,808   Total Indiana                                                                                              7,399,812
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       4,215   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,              No Opt. Call           N/R        4,247,287
                 IPSCO Project, Series 1997, 6.000%, 6/01/27 (Mandatory put
                 6/01/07) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,500   Kansas Development Finance Authority, Water Pollution Control         11/12 at 100.00           AAA        2,738,750
                 Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21

         500   Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical        4/16 at 100.00            A1          502,255
                 Center, Series 2006, 4.625%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,000   Total Kansas                                                                                               3,241,005
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 1.6% (1.0% OF TOTAL INVESTMENTS)

               Jefferson County School District Finance Corporation, Kentucky,
               School Building Revenue Bonds, Series 2000A:
       3,045     5.250%, 7/01/17 - FSA Insured                                        1/10 at 101.00           AAA        3,215,033
       7,490     5.250%, 7/01/20 - FSA Insured                                        1/10 at 101.00           AAA        7,903,673
------------------------------------------------------------------------------------------------------------------------------------
      10,535   Total Kentucky                                                                                            11,118,706
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

$      7,415   Louisiana Local Government Environmental Facilities and Community     12/12 at 100.00           AAA   $    7,716,123
                 Development Authority, Revenue Bonds, Baton Rouge Community
                 College Facilities Corporation, Series 2002, 5.000%, 12/01/32
                 - MBIA Insured

       3,350   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AAA        3,579,475
                 General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,765   Total Louisiana                                                                                           11,295,598
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 0.3% (0.3% OF TOTAL INVESTMENTS)

       2,500   Maryland Department of Transportation, Consolidated Transportation       No Opt. Call            AA        2,848,150
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 4.5% (2.9% OF TOTAL INVESTMENTS)

       1,100   Massachusetts Bay Transportation Authority, Assessment Bonds,          7/10 at 100.00           AAA        1,155,594
                 Series 2000A, 5.250%, 7/01/30

       4,150   Massachusetts Bay Transportation Authority, Assessment Bonds,          7/10 at 100.00           AAA        4,391,073
                 Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)

       8,315   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00           AAA        8,495,186
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                 Insured

      10,000   Massachusetts Water Resources Authority, General Revenue Bonds,        8/10 at 101.00           AAA       10,825,600
                 Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) - FGIC
                 Insured

       6,195   University of Massachusetts Building Authority, Facilities Revenue    11/10 at 100.00           AAA        6,557,036
                 Bonds, Senior Series 2000A, 5.125%, 11/01/25
                 (Pre-refunded 11/01/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,760   Total Massachusetts                                                                                       31,424,489
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 1.0% (0.7% OF TOTAL INVESTMENTS)

       5,000   Detroit Water Supply System, Michigan, Water Supply System Revenue     7/16 at 100.00           AAA        5,050,200
                 Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

       2,090   Grand Rapids Building Authority, Kent County, Michigan, Limited        8/10 at 100.00           AAA        2,215,546
                 Tax General Obligation Bonds, Series 2000, 5.375%, 8/01/17 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,090   Total Michigan                                                                                             7,265,746
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 7.7% (5.1% OF TOTAL INVESTMENTS)

         930   Minnesota Agricultural and Economic Development Board, Healthcare     11/10 at 101.00             A        1,011,003
                 System Revenue Bonds, Fairview Hospital and Healthcare Services,
                 Series 2000A, 6.375%, 11/15/29

      29,070   Minnesota Agricultural and Economic Development Board, Healthcare     11/10 at 101.00          A(4)       32,316,827
                 System Revenue Bonds, Fairview Hospital and Healthcare Services,
                 Series 2000A, 6.375%, 11/15/29 (Pre-refunded 11/15/10)

       2,420   Minnesota Housing Finance Agency, Single Family Remarketed             1/11 at 101.00           AA+        2,440,449
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative
                 Minimum Tax)

      13,675   Minnesota, General Obligation Bonds, Series 2000, 5.125%, 11/01/16    11/10 at 100.00           AAA       14,440,253

       3,130   St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax    11/15 at 103.00           AAA        3,890,277
                 Revenue Refunding Bonds, Civic Center Project, Series 1996,
                 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      49,225   Total Minnesota                                                                                           54,098,809
------------------------------------------------------------------------------------------------------------------------------------

               MISSISSIPPI - 1.0% (0.7% OF TOTAL INVESTMENTS)

       5,900   Mississippi Business Finance Corporation, Pollution Control            4/07 at 100.00          BBB-        5,918,349
                 Revenue Refunding Bonds, System Energy Resources Inc. Project,
                 Series 1998, 5.875%, 4/01/22

       1,090   Mississippi Home Corporation, GNMA Mortgage-Backed Securities          7/07 at 105.00           Aaa        1,102,884
                 Program Single Family Mortgage Revenue Bonds, Series 1997D-5,
                 6.750%, 7/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,990   Total Mississippi                                                                                          7,021,233
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

               Kansas City Municipal Assistance Corporation, Missouri, Leasehold
               Revenue Bonds,Series 2004B-1:
$      7,000     0.000%, 4/15/27 - AMBAC Insured                                        No Opt. Call           AAA   $    2,868,040
       5,000     0.000%, 4/15/31 - AMBAC Insured                                        No Opt. Call           AAA        1,720,600
------------------------------------------------------------------------------------------------------------------------------------
      12,000   Total Missouri                                                                                             4,588,640
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 4.6% (3.0% OF TOTAL INVESTMENTS)

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier,
               Series 2000:
       6,125     0.000%, 1/01/17 - AMBAC Insured                                        No Opt. Call           AAA        3,994,112
       8,500     0.000%, 1/01/26 - AMBAC Insured                                        No Opt. Call           AAA        3,622,360
       5,315     0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call           AAA        2,162,195
      21,000     5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00           AAA       21,887,670

       2,135   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B,          6/15 at 33.61           AAA          465,046
                 0.000%, 6/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      43,075   Total Nevada                                                                                              32,131,383
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 6.3% (4.1% OF TOTAL INVESTMENTS)

         170   Camden County Pollution Control Financing Authority, New Jersey,      12/06 at 100.00          Baa3          172,370
                 Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                 Series 1991D, 7.250%, 12/01/10

      18,000   New Jersey Transportation Trust Fund Authority, Transportation         6/10 at 100.00           AAA       19,344,780
                 System Bonds, Series 2000B, 5.750%, 6/15/17
                 (Pre-refunded 6/15/10)

      35,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA       10,377,500
                 System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

       5,000   New Jersey Turnpike Authority, Revenue Bonds, Growth and Income        1/17 at 100.00           AAA        3,536,600
                 Securities, Series 2004B, 0.000%, 1/01/35 - AMBAC Insured

       3,000   Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds,       No Opt. Call           Aaa        1,343,820
                 Series 2005A, 0.000%, 9/01/25 - MBIA Insured

       3,475   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           BBB        3,773,224
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       2,100     6.375%, 6/01/32                                                      6/13 at 100.00           BBB        2,337,909
       2,925     6.750%, 6/01/39                                                      6/13 at 100.00           BBB        3,338,273
------------------------------------------------------------------------------------------------------------------------------------
      69,670   Total New Jersey                                                                                          44,224,476
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue           8/11 at 101.00        AA-(4)        6,447,229
                 Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%,
                 8/01/21 (Pre-refunded 8/01/11)

       5,675   University of New Mexico, Revenue Refunding Bonds, Series 1992A,         No Opt. Call            AA        6,176,330
                 6.250%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
      11,600   Total New Mexico                                                                                          12,623,559
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 14.5% (9.5% OF TOTAL INVESTMENTS)

         245   Dormitory Authority of the State of New York, Improvement Revenue      2/07 at 102.00           AA-          251,179
                 Bonds, Mental Health Services Facilities, Series 1997A, 5.750%,
                 2/15/27

               Dormitory Authority of the State of New York, Improvement Revenue
               Bonds, Mental Health Services Facilities, Series 1997A:
         465     5.750%, 2/15/27 (Pre-refunded 2/15/07)                               2/07 at 102.00        AA-(4)          477,178
      19,290     5.750%, 2/15/27 (Pre-refunded 2/15/07)                               2/07 at 102.00        AA-(4)       19,795,205

       3,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00            A-        3,164,610
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35

       6,750   Nassau County Tobacco Settlement Corporation, New York, Tobacco        7/09 at 101.00           AAA        7,301,003
                 Settlement Asset-Backed Bonds, Series 1999A, 6.400%, 7/15/33
                 (Pre-refunded 7/15/09)

      17,870   New York City Transitional Finance Authority, New York, Future Tax     8/09 at 101.00           AAA       19,103,030
                 Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded 8/15/09)


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

$        630   New York City, New York, General Obligation Bonds, Fiscal Series       8/07 at 101.00           AA-   $      647,142
                 1997H, 6.125%, 8/01/25

       9,370   New York City, New York, General Obligation Bonds, Fiscal Series       8/07 at 101.00        AA-(4)        9,643,417
                 1997H, 6.125%, 8/01/25 (Pre-refunded 8/01/07)

               New York City, New York, General Obligation Bonds, Fiscal Series
               2002G:
       1,000     5.000%, 8/01/17                                                      8/12 at 100.00           AA-        1,055,850
       6,530     5.750%, 8/01/18                                                      8/12 at 100.00           AA-        7,157,011

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series       8/12 at 100.00           AA-        5,507,150
                 2003A, 5.750%, 8/01/16

       7,805   New York State Power Authority, General Revenue Bonds, Series         11/12 at 100.00           Aa2        8,306,081
                 2002A, 5.000%, 11/15/21

      10,000   Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 102.00           AAA       10,411,400
                 JFK International Air Terminal LLC, Sixth Series 1997, 5.750%,
                 12/01/22 - MBIA Insured (Alternative Minimum Tax)

       8,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series      7/09 at 101.00           AAA        8,623,680
                 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24)
                 (Pre-refunded 7/15/09)
------------------------------------------------------------------------------------------------------------------------------------
      95,955   Total New York                                                                                           101,443,936
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,900   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00            AA        1,980,085
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

       7,500   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00           AAA        8,086,050
                 Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,400   Total North Carolina                                                                                      10,066,135
------------------------------------------------------------------------------------------------------------------------------------

               NORTH DAKOTA - 4.2% (2.8% OF TOTAL INVESTMENTS)

      22,905   Fargo, North Dakota, Health System Revenue Bonds, MeritCare            6/10 at 101.00           AAA       24,468,494
                 Obligated Group, Series 2000A, 5.625%, 6/01/31 - FSA Insured

               North Dakota Water Commission, Water Development and Management
               Program Bonds, Series 2000A:
       2,230     5.700%, 8/01/18 (Pre-refunded 8/01/10) - MBIA Insured                8/10 at 100.00           AAA        2,397,228
       2,450     5.750%, 8/01/19 (Pre-refunded 8/01/10) - MBIA Insured                8/10 at 100.00           AAA        2,637,989
------------------------------------------------------------------------------------------------------------------------------------
      27,585   Total North Dakota                                                                                        29,503,711
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 3.0% (2.0% OF TOTAL INVESTMENTS)

       3,335   Columbus City School District, Franklin County, Ohio, General         12/16 at 100.00           AAA        3,110,855
                 Obligation Bonds, Series 2006, Drivers 1488, 5.077%, 12/01/32 -
                 FSA Insured (IF)

      16,140   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,              No Opt. Call             A       17,933,638
                 Kettering Medical Center, Series 1999, 6.300%, 4/01/12
------------------------------------------------------------------------------------------------------------------------------------
      19,475   Total Ohio                                                                                                21,044,493
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.0% (0.0% OF TOTAL INVESTMENTS)

         300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      6/09 at 100.00             B          304,548
                 American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory
                 put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 2.4% (1.6% OF TOTAL INVESTMENTS)

       5,000   Oregon Health Sciences University, Revenue Bonds, Series 2002A,        1/13 at 100.00           AAA        5,386,400
                 5.250%, 7/01/22 - MBIA Insured

               Portland, Oregon, Water System Revenue Bonds, Series 2000A:
       6,780     5.375%, 8/01/18 (Pre-refunded 8/01/10)                               8/10 at 100.00       Aa1 (4)        7,214,191
       3,880     5.500%, 8/01/20 (Pre-refunded 8/01/10)                               8/10 at 100.00       Aa1 (4)        4,145,353
------------------------------------------------------------------------------------------------------------------------------------
      15,660   Total Oregon                                                                                              16,745,944
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       5,000   Delaware County Industrial Development Authority, Pennsylvania,        1/08 at 102.00           BB+        5,140,900
                 Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%,
                 7/01/19

       5,000   Pennsylvania Higher Education Assistance Agency, Capital              12/10 at 100.00           AAA        5,441,900
                 Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30
                 (Pre-refunded 12/15/10) - MBIA Insured

      15,050   Pennsylvania, General Obligation Bonds, Second Series 2001,            9/11 at 101.00            AA       16,086,794
                 5.000%, 9/15/14
------------------------------------------------------------------------------------------------------------------------------------
      25,050   Total Pennsylvania                                                                                        26,669,594
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PUERTO RICO - 2.9% (1.9% OF TOTAL INVESTMENTS)

$     12,500   Puerto Rico Housing Finance Authority, Capital Fund Program              No Opt. Call            AA   $   12,647,000
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23

       7,500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00           BBB        7,880,325
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
      20,000   Total Puerto Rico                                                                                         20,527,325
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 7.5% (4.9% OF TOTAL INVESTMENTS)

      24,730   Greenville County School District, South Carolina, Installment        12/12 at 101.00        AA-(4)       27,438,923
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                 (Pre-refunded 12/01/12)

      21,570   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           AAA        7,710,844
                 Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured

       3,560   South Carolina Public Service Authority, Revenue Refunding Bonds,      7/13 at 100.00           AAA        3,803,931
                 Santee Cooper Electric System, Series 2003A, 5.000%,
                 1/01/20 - AMBAC Insured

       1,045   Three Rivers Solid Waste Authority, South Carolina, Solid Waste        1/07 at 102.00           AAA        1,068,272
                 Disposal Facilities Revenue Bonds, Series 1997, 5.300%,
                 1/01/27 - MBIA Insured

      11,665   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00           BBB       12,663,407
                 Tobacco Settlement Asset-Backed Bonds,  Series 2001B,
                 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
      62,570   Total South Carolina                                                                                      52,685,377
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)

       5,000   Knox County Health, Educational and Housing Facilities Board,          7/13 at 100.00            AA        5,208,050
                 Tennessee, Hospital Revenue Bonds, East Tennessee Children's
                 Hospital, Series 2003A, 5.000%, 7/01/23 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 25.5% (16.8% OF TOTAL INVESTMENTS)

       5,000   Alliance Airport Authority, Texas, Special Facilities Revenue         12/06 at 100.00          CCC+        5,100,000
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

      12,250   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue           11/09 at 100.00           AAA       13,034,613
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29
                 (Pre-refunded 11/15/09) - AMBAC Insured

      11,255   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call          Baa2       11,975,995
                 Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                 (Mandatory put 11/01/11) (Alternative Minimum Tax)

               Brownsville Independent School District, Cameron County, Texas,
               General Obligation Bonds, Series 1999:
       5,015     5.625%, 8/15/25 (Pre-refunded 8/15/09)                               8/09 at 100.00           AAA        5,281,898
       8,825     5.625%, 8/15/29 (Pre-refunded 8/15/09)                               8/09 at 100.00           AAA        9,294,667

       1,000   Cedar Hill Independent School District, Dallas County, Texas,            No Opt. Call           AAA          321,410
                 General Obligation Bonds, Series 2002, 0.000%, 8/15/32 - FGIC
                 Insured

      15,000   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00           AAA       15,626,700
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%,
                 1/01/45 - FGIC Insured

               Clear Creek Independent School District, Galveston and Harris
               Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
               Series 2000:
         585     5.400%, 2/15/18                                                      2/10 at 100.00           AAA          615,847
         340     5.650%, 2/15/19                                                      2/10 at 100.00           AAA          360,713
         235     5.700%, 2/15/20                                                      2/10 at 100.00           AAA          249,676
         270     5.700%, 2/15/21                                                      2/10 at 100.00           AAA          286,862

               Clear Creek Independent School District, Galveston and
               Harris Counties, Texas, Unlimited Tax Schoolhouse and
               Refunding Bonds, Series 2000:
      16,740     5.400%, 2/15/18 (Pre-refunded 2/15/10)                               2/10 at 100.00           AAA       17,695,017
       9,660     5.650%, 2/15/19 (Pre-refunded 2/15/10)                               2/10 at 100.00           AAA       10,285,485
       6,645     5.700%, 2/15/20 (Pre-refunded 2/15/10)                               2/10 at 100.00           AAA        7,085,497
       7,750     5.700%, 2/15/21 (Pre-refunded 2/15/10)                               2/10 at 100.00           AAA        8,263,748

       2,500   Comal Independent School District, Comal, Bexar, Guadalupe, Hays,        No Opt. Call           Aaa        1,238,400
                 and Kendall Counties, Texas, General Obligation Bonds, Series
                 2005A, 0.000%, 2/01/23

       6,000   Dallas-Ft. Worth International Airport Facility Improvement           11/09 at 101.00          CCC+        6,157,620
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (continued)

$     11,750   Dallas-Ft. Worth International Airport Facility Improvement           11/07 at 100.00          CCC+   $   11,839,183
                 Corporation, Texas, Revenue Refunding Bonds, American Airlines
                 Inc., Series 2000C, 6.150%, 5/01/29 (Mandatory put
                 11/01/07) (Alternative Minimum Tax)

               Ennis Independent School District, Ellis County, Texas, General
               Obligation Bonds, Series 2006:
       3,950     0.000%, 8/15/30                                                       8/16 at 49.21           Aaa        1,231,097
       4,000     0.000%, 8/15/31                                                       8/16 at 46.64           Aaa        1,178,240

       1,440   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,           No Opt. Call           AAA          461,938
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/32 - AMBAC Insured

       1,250   Houston, Texas, Junior Lien Water and Sewerage System Revenue         12/11 at 100.00           AAA        1,321,963
                 Refunding Bonds, Series 2001A, 5.000%, 12/01/20 - FSA Insured

      21,500   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA       22,776,670
                 Series 2000B, 5.500%, 7/01/30 - FSA Insured

       9,350   Leander Independent School District, Williamson and Travis              8/15 at 39.49           AAA        2,461,201
                 Counties, Texas, General Obligation Bonds, Series 2005, 0.000%,
                 8/15/32 - FGIC Insured

       6,000   Leander Independent School District, Williamson and Travis              8/14 at 35.27           AAA        1,471,680
                 Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                 8/15/33

      15,000   San Antonio Independent School District, Bexar County, Texas,          8/09 at 100.00           AAA       15,886,950
                 General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                 (Pre-refunded 8/15/09)

       5,000   White Settlement Independent School District, Tarrant County,           8/15 at 36.81           AAA        1,225,550
                 Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34

       3,970   Wichita Falls, Wichita County, Texas, Priority Lien Water and          8/11 at 100.00           AAA        4,184,737
                 Sewerage System Revenue Bonds, Series 2001, 5.000%,
                 8/01/21 - AMBAC Insured

               Wylie Independent School District, Taylor County, Texas, General
               Obligation Bonds, Series 2005:
       3,000     0.000%, 8/15/23                                                       8/15 at 67.10           AAA        1,366,080
       2,000     0.000%, 8/15/24                                                       8/15 at 63.56           AAA          857,440
------------------------------------------------------------------------------------------------------------------------------------
     197,280   Total Texas                                                                                              179,136,877
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 17.6% (11.6% OF TOTAL INVESTMENTS)

       5,500   Clark County Public Utility District 1, Washington, Generating         1/11 at 100.00           AAA        5,729,405
                 System Revenue Refunding Bonds, Series 2000, 5.125%,
                 1/01/20 - FSA Insured

       2,755   Cowlitz County, Washington, Special Sewerage Revenue Refunding           No Opt. Call           AAA        3,123,233
                 Bonds, CSOB Wastewater Treatment Facilities, Series 2002,
                 5.500%, 11/01/16 - FGIC Insured

      10,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/11 at 101.00           AAA       10,864,400
                 Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 - FSA Insured

       2,500   King County, Washington, Sewer Revenue Bonds, Series 2001,             1/12 at 100.00           AAA        2,628,625
                 5.000%, 1/01/23 - FGIC Insured

      33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A, 5.625%,      8/10 at 100.00           AAA       35,853,053
                 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

       6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B, 5.625%,      8/10 at 100.00           AAA        7,347,887
                 2/01/24 - MBIA Insured (Alternative Minimum Tax)

               Seattle, Washington, General Obligation Refunding and Improvement
               Bonds, Series 2002:
       6,165     4.400%, 12/01/19                                                    12/12 at 100.00           AAA        6,307,535
       6,445     4.500%, 12/01/20                                                    12/12 at 100.00           AAA        6,615,535

       3,000   Spokane County School District 81, Spokane, Washington, General        6/15 at 100.00           AAA        2,844,900
                 Obligation Bonds, Series 2005, 5.000%, 6/01/24 - MBIA Insured

       6,630   Tacoma, Washington, Electric System Revenue Refunding Bonds,           1/11 at 101.00           AAA        7,248,579
                 Series 2001A, 5.750%, 1/01/17 (Pre-refunded 1/01/11) - FSA
                 Insured

       3,520   Washington State Healthcare Facilities Authority, Revenue Bonds,      10/11 at 100.00           Aaa        3,740,950
                 Children's Hospital and Regional Medical Center, Series 2001,
                 5.000%, 10/01/21 (Pre-refunded 10/01/11) - AMBAC Insured

       7,890   Washington State Higher Education Facilities Authority, Revenue       11/09 at 101.00            AA        8,417,999
                 Bonds, Pacific Lutheran University, Series 1999, 5.950%,
                 11/01/29 - RAAI Insured

      12,020   Washington State Tobacco Settlement Authority, Tobacco Settlement      6/13 at 100.00           BBB       13,365,278
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

$      9,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds,           1/12 at 100.00           AAA   $    9,512,640
                 Series 2002C, 5.000%, 1/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     115,865   Total Washington                                                                                         123,600,019
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 1.1% (0.7% OF TOTAL INVESTMENTS)

       4,030   Badger Tobacco Asset Securitization Corporation, Wisconsin,            6/12 at 100.00           BBB        4,357,196
                 Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                 6/01/27

       1,755   Wisconsin Health and Educational Facilities Authority, Revenue         5/16 at 100.00           BBB        1,763,670
                 Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25

       1,250   Wisconsin Health and Educational Facilities Authority, Revenue         3/08 at 101.00           N/R        1,257,600
                 Bonds, United Lutheran Program for the Aging Inc., Series 1998,
                 5.700%, 3/01/28
------------------------------------------------------------------------------------------------------------------------------------
       7,035   Total Wisconsin                                                                                            7,378,466
------------------------------------------------------------------------------------------------------------------------------------

               WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,800   Jackson National Rural Utilities Cooperative Financing                 5/07 at 101.00             A        2,849,392
                 Corporation, Wyoming, Guaranteed Gas Supply Revenue Bonds,
                 Lower Valley Power and Light Inc., Series 1997B, 5.875%,
                 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$  1,215,233   Total Municipal Bonds (cost $991,222,192)                                                              1,067,173,259
============------------------------------------------------------------------------------------------------------------------------

      SHARES   DESCRIPTION (1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 0.0% (0.0% OF TOTAL INVESTMENTS)

               AIRLINES - 0.0% (0.0% OF TOTAL INVESTMENTS)

       1,527   UAL Corporation (5) (7)                                                                                       54,880
------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $48,000)                                                                            54,880
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $991,270,192) - 152.1%                                                         1,067,228,139
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.1%                                                                      14,331,122
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.2)%                                                        (380,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  701,559,261
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)   Non-income producing.

  (6) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds.

  (7) On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On April 13, 2006 and May 4, 2006, the Fund liquidated such UAL common stock holdings. On October 5, 2006, the Fund received an additional distribution of UAL common stock as a result of its ownership of UAL bonds, which it still held at October 31, 2006. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              Nuveen Dividend Advantage Municipal Fund (NAD)

              Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$      1,500   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,      6/10 at 102.00            A-   $    1,581,555
                 Series 2000, 5.750%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

         750   Alaska Housing Finance Corporation, General Housing Purpose Bonds,    12/14 at 100.00           AAA          804,810
                 Series 2005A, 5.250%, 12/01/34 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 2.7% (1.9% OF TOTAL INVESTMENTS)

       1,535   Alameda Corridor Transportation Authority, California, Senior Lien       No Opt. Call           AAA          386,620
                 Revenue Bonds, Series 1999A, 0.000%, 10/01/37 - MBIA Insured

       5,500   Anaheim Public Finance Authority, California, Subordinate Lease          No Opt. Call           AAA        2,113,870
                 Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%,
                 9/01/28 - FSA Insured

         200   California, General Obligation Bonds, Series 1997, 5.000%,            10/07 at 101.00           AAA          204,296
                 10/01/18 - AMBAC Insured

               California, General Obligation Bonds, Series 1997:
       2,195     5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00           AAA        2,247,351
         210     5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00           AAA          215,009

       5,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31     3/16 at 100.00            A+        5,296,050

       3,500   Golden State Tobacco Securitization Corporation, California,             No Opt. Call           AAA        1,480,815
                 Tobacco Settlement Asset-Backed

      17,000   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call           AAA        4,765,950
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      35,140   Total California                                                                                          16,709,961
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 1.9% (1.3% OF TOTAL INVESTMENTS)

       3,205   Denver City and County, Colorado, Airport Special Facilities           1/09 at 101.00           AAA        3,368,711
                 Revenue Bonds, Rental Car Projects, Series 1999A, 6.000%,
                 1/01/12 - MBIA Insured (Alternative Minimum Tax)

       2,950   Denver Convention Center Hotel Authority, Colorado, Senior            12/13 at 100.00           AAA        3,192,313
                 Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                 12/01/22 (Pre-refunded 12/01/13) - XLCA Insured

       1,475   Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds,      10/07 at 102.00           AAA        1,513,660
                 Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

       8,515   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AAA        3,730,762
                 Series 1997B, 0.000%, 9/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,145   Total Colorado                                                                                            11,805,446
------------------------------------------------------------------------------------------------------------------------------------

               CONNECTICUT - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,700   Connecticut Development Authority, Health Facilities Revenue           2/07 at 100.00           N/R        2,709,693
                 Refunding Bonds, Alzheimer's Resource Center of Connecticut
                 Inc., Series 1994A, 7.125%, 8/15/14
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 0.8% (0.6% OF TOTAL INVESTMENTS)

       5,000   Washington Convention Center Authority, District of Columbia,         10/08 at 101.00           AAA        5,186,700
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.250%,
                 10/01/13 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 7.5% (5.3% OF TOTAL INVESTMENTS)

       1,630   Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago       12/07 at 102.00           AAA        1,679,177
                 Village Apartments, Series 1997F, 5.800%, 12/01/17 - AMBAC
                 Insured (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FLORIDA (continued)

$     15,000   Florida State Board of Education, Public Education Capital Outlay      6/15 at 101.00           AAA   $   15,051,600
                 Bonds, Series 2005E, 4.500%, 6/01/35

      14,350   JEA St. John's River Power Park System, Florida, Revenue              10/11 at 100.00           Aa2       15,361,101
                 Refunding Bonds, Issue 2, Series 2002-17, 5.250%, 10/01/13

      13,625   Martin County Industrial Development Authority, Florida,              12/06 at 100.00           BB+       13,675,140
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      44,605   Total Florida                                                                                             45,767,018
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

       4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue          4/10 at 101.00        AA (4)        4,351,400
                 Bonds, Series 2000, 6.000%,4/01/25 (Pre-refunded 4/01/10)

         880   Gainesville and Hall County Hospital Authority, Georgia,               5/09 at 101.00           AAA          924,519
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 1999, 5.500%, 5/15/29 - MBIA Insured

       2,620   Gainesville and Hall County Hospital Authority,                        5/09 at 101.00           AAA        2,769,209
                 Georgia, Revenue Anticipation Certificates, Northeast Georgia
                 Health Services Inc., Series 1999, 5.500%, 5/15/29
                 (Pre-refunded 5/15/09) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,500   Total Georgia                                                                                              8,045,128
------------------------------------------------------------------------------------------------------------------------------------

               IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

         265   Idaho Housing and Finance Association, Single Family                   7/09 at 101.00           Aa2          269,359
                 Mortgage Bonds, Series 1999E, 5.750%, 1/01/21
                 (Alternative Minimum Tax)

         320   Idaho Housing and Finance Association, Single Family Mortgage          1/10 at 100.00           Aa2          330,701
                 Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)

         470   Idaho Housing and Finance Association, Single Family                   7/10 at 100.00           Aaa          478,596
                 Mortgage Bonds, Series 2000E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,055   Total Idaho                                                                                                1,078,656
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 34.5% (23.7% OF TOTAL INVESTMENTS)

       3,265   Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital,        12/09 at 102.00          BBB+        3,413,166
                 Series 1999, 5.750%, 12/01/12

       7,250   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call           AAA        8,624,093
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 5.500%, 12/01/26 - FGIC Insured

               Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds,
               Archer Court Apartments, Series 1999A:
         830     5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101.00           AAA          866,014
       1,210     5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101.00           AAA        1,249,470
       1,925     5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101.00           AAA        1,982,577

      22,750   Chicago, Illinois, General Obligation Refunding Bonds,                   No Opt. Call           AAA       26,678,467
                 Emergency Telephone System, Series 1999, 5.500%,
                 1/01/23 - FGIC Insured

       2,620   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,               No Opt. Call           AAA        2,887,843
                 Series 1993, 5.375%, 1/01/14 - AMBAC Insured

       3,340   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA        3,527,040
                 O'Hare International Airport, Series 2005A,
                 5.000%, 1/01/33 - FGIC Insured

       1,145   Chicago, Illinois, Wastewater Transmission Revenue Bonds,              1/08 at 100.00           AAA        1,161,568
                 Series 1995, 5.125%, 1/01/25 - FGIC Insured

         190   DuPage County Community School District 200, Wheaton,                 11/13 at 100.00           Aaa          206,612
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

         810   DuPage County Community School District 200, Wheaton,                 11/13 at 100.00           Aaa          890,579
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured

         500   Hoffman Estates Park District, Cook County, Illinois,                 12/09 at 102.00           AAA          532,505
                 General Obligation Bonds, Series 1999,
                 5.375%, 12/01/29 - MBIA Insured

       3,935   Illinois Development Finance Authority, Local Government                 No Opt. Call           Aaa        2,854,410
                 Program Revenue Bonds, Lake County School District 116 -
                 Round Lake, Series 1999, 0.000%, 1/01/15 - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$     24,835   Illinois Development Finance Authority, Revenue Bonds,                 9/07 at 102.00           AAA   $   25,710,434
                 Presbyterian Home of Lake Forest, Series 1999,
                 5.625%, 9/01/31 - FSA Insured

       5,570   Illinois Finance Authority, Revenue Bonds, University of Chicago,      7/14 at 100.00           Aa1        5,838,697
                  Series 2004A, 5.000%, 7/01/34

      17,280   Illinois Health Facilities Authority, Converted Adjustable            10/07 at 102.00           AAA       17,991,763
                 Rate Revenue Bonds, Highland Park Hospital, Series 1991A,
                 6.000%, 10/01/15 (Pre-refunded 10/01/07) - FGIC Insured

       9,880   Illinois Health Facilities Authority, Remarketed Revenue Bonds,        8/11 at 103.00           Aa1       10,767,026
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20

       5,400   Illinois Health Facilities Authority, Revenue Bonds,                   7/07 at 101.00           AAA        5,487,858
                 Loyola University Health System, Series 1997A,
                 5.000%, 7/01/24 - MBIA Insured

       5,490   Illinois Health Facilities Authority, Revenue Bonds,                   2/07 at 102.00             A        5,617,972
                 Sarah Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/16

       1,500   Illinois Housing Development Authority, Housing Finance Bonds,         1/15 at 100.00           AAA        1,526,790
                 Series 2005E, 4.800%, 1/01/36 - FGIC Insured

      11,345   Lake and McHenry Counties Community Unit School District 118,           1/15 at 60.14           Aaa        4,717,478
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                 0.000%, 1/01/25 - FSA Insured

       3,000   Lombard Public Facilities Corporation, Illinois,                       1/16 at 100.00           N/R        3,226,890
                 First Tier Conference Center and Hotel Revenue Bonds,
                 Series 2005A-1, 7.125%, 1/01/36

      22,500   Metropolitan Pier and Exposition Authority, Illinois,                 12/09 at 101.00           AAA       23,863,050
                 Revenue Bonds, McCormick Place Expansion Project,
                 Series 1999A, 5.500%, 12/15/24 - FGIC Insured

               Metropolitan Pier and Exposition Authority, Illinois, Revenue
               Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       9,750     0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call           AAA        4,887,188
      13,000     0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call           AAA        6,222,190

               Regional Transportation Authority, Cook, DuPage, Kane,
               Lake, McHenry and Will Counties, Illinois, General
               Obligation Bonds, Series 1999:
      22,650     5.750%, 6/01/19 - FSA Insured                                          No Opt. Call           AAA       26,648,858
       3,500     5.750%, 6/01/23 - FSA Insured                                          No Opt. Call           AAA        4,223,835

       1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,         12/14 at 100.00           AAA        1,403,324
                 5.250%, 12/01/34 - FGIC Insured

      10,000   Will County Community High School District 210 Lincoln-Way,              No Opt. Call           Aaa        4,955,700
                 Illinois, General Obligation Bonds, Series 2006,
                 0.000%, 1/01/23 - FSA Insured

       4,500   Will County School District 122, New Lenox, Illinois, General            No Opt. Call           Aaa        2,729,520
                 Obligation Bonds, Series 2000B, 0.000%, 11/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     221,270   Total Illinois                                                                                           210,692,917
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 3.7% (2.5% OF TOTAL INVESTMENTS)

       8,755   Indiana Health Facility Financing Authority, Hospital Revenue         11/09 at 101.00           AAA        9,306,915
                 Bonds, Charity Obligated Group, Series 1999D, 5.500%,
                 11/15/24 (Pre-refunded 11/15/09) - MBIA Insured

       8,000   Indiana Health Facility Financing Authority, Hospital                  8/10 at 101.50           AAA        8,630,800
                 Revenue Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/26 (Pre-refunded 8/15/10) - MBIA Insured

       4,190   Indianapolis, Indiana, Economic Development Revenue Bonds,             6/09 at 101.00       Aa3 (4)        4,445,967
                 Park Tudor Foundation Inc., Project, Series 1999, 5.700%,
                 6/01/24 (Pre-refunded 6/01/09)
------------------------------------------------------------------------------------------------------------------------------------
      20,945   Total Indiana                                                                                             22,383,682
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement             6/15 at 100.00           BBB        7,440,020
                 Revenue Bonds, Series 2005C,  5.625%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       3,825   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,             4/07 at 101.00           AAA        3,831,044
                 Series 1999, 4.000%, 10/01/18 -  FGIC Insured

       1,000   Wyandotte County-Kansas City Unified Government, Kansas, Sales        12/15 at 100.00           N/R        1,046,400
                 Tax Special Obligation Bonds, Redevelopment Project Area B,
                 Series 2005, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
       4,825   Total Kansas                                                                                               4,877,444
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               KENTUCKY - 1.7% (1.2% OF TOTAL INVESTMENTS)

$      3,030   Hardin County School District Finance Corporation, Kentucky,           2/10 at 101.00       Aa3 (4)   $    3,261,219
                 School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20
                 (Pre-refunded 2/01/10)

               Kentucky Economic Development Finance Authority, Hospital System
               Revenue Refunding and Improvement Bonds, Appalachian
               Regional Healthcare Inc., Series 1997:
       1,850     5.850%, 10/01/17                                                     4/08 at 102.00           BB-        1,884,799
       5,000     5.875%, 10/01/22                                                     4/08 at 102.00           BB-        5,083,050
------------------------------------------------------------------------------------------------------------------------------------
       9,880   Total Kentucky                                                                                            10,229,068
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 4.3% (3.0% OF TOTAL INVESTMENTS)

       2,245   Lafayette, Louisiana, Sales Tax Revenue Bonds, Public                  5/10 at 101.50           AAA        2,427,765
                 Improvements, Series 2000B, 5.625%, 5/01/25
                 (Pre-refunded 5/01/10) - FGIC Insured

       1,750   Louisiana Local Government Environmental Facilities and                6/12 at 105.00           Aaa        1,936,743
                 Community Development Authority, GNMA Collateralized Mortgage
                 Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37

       5,350   Louisiana Public Facilities Authority, Revenue Bonds,                  7/14 at 100.00           AAA        5,716,475
                 Baton Rouge General Hospital, Series 2004,
                 5.250%, 7/01/33 - MBIA Insured

       1,815   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        1,772,565
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

      13,570   Louisiana Transportation Authority, Senior Lien Toll Road              12/10 at 38.73           AAA        4,354,206
                 Revenue Bonds, Series 2005B, 0.000%,  12/01/28 - AMBAC Insured

       9,545   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB       10,024,732
                 Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30
------------------------------------------------------------------------------------------------------------------------------------
      34,275   Total Louisiana                                                                                           26,232,486
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 2.3% (1.6% OF TOTAL INVESTMENTS)

       1,485   Boston Industrial Development Financing Authority, Massachusetts,      9/12 at 102.00           N/R        1,501,573
                 Subordinate Revenue Bonds, Crosstown Center Project,
                 Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)

       4,365   Massachusetts Health and Educational Facilities Authority,            10/15 at 100.00           AAA        4,685,129
                 Revenue Bonds, Berkshire Health  System, Series 2005F, 5.000%,
                 10/01/19 - AGC Insured

       7,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,        7/07 at 102.00           AAA        7,210,210
                 BOSFUEL Corporation, Series  1997, 5.500%, 7/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

         785   Massachusetts Port Authority, Special Facilities Revenue Bonds,        3/07 at 102.00           AAA          802,082
                 US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,635   Total Massachusetts                                                                                       14,198,994
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 3.6% (2.5% OF TOTAL INVESTMENTS)

       2,435   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/11 at 100.00           AAA        2,612,000
                 Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) -
                 FGIC Insured

      15,255   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,     8/08 at 101.00           BB-       15,440,958
                 Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

       4,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit                12/08 at 101.00           AAA        4,153,320
                 Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                 12/01/16 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      21,690   Total Michigan                                                                                            22,206,278
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,095   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,        1/10 at 101.00           AA+        1,118,291
                 Series 1998H-1, 5.650%, 7/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 2.2% (1.5% OF TOTAL INVESTMENTS)

               Kansas City Municipal Assistance Corporation, Missouri,
               Leasehold Revenue Bonds, Series 2004B-1:
       7,000     0.000%, 4/15/27 - AMBAC Insured                                        No Opt. Call           AAA        2,868,040
       5,000     0.000%, 4/15/29 - AMBAC Insured                                        No Opt. Call           AAA        1,877,450

       2,185   Missouri Health and Educational Facilities Authority,                  6/11 at 101.00           AAA        2,329,734
                 Revenue Bonds, SSM Healthcare System, Series 2001A, 5.250%,
                 6/01/21 - AMBAC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MISSOURI (continued)

               Missouri Health and Educational Facilities Authority,
               Revenue Bonds, SSM Healthcare System, Series 2001A:
$      2,185     5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00           AAA   $    2,359,866
       3,670     5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00           AAA        3,955,599
------------------------------------------------------------------------------------------------------------------------------------
      20,040   Total Missouri                                                                                            13,390,689
------------------------------------------------------------------------------------------------------------------------------------

               MONTANA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,005   Montana Board of Housing, Single Family Mortgage Bonds,               12/09 at 100.00           AA+        1,027,452
                 Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

       1,000   Montana Higher Education Student Assistance Corporation, Student      12/09 at 100.00            A2        1,056,830
                 Loan Revenue Bonds, Subordinate Series 1999B, 6.400%, 12/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,005   Total Montana                                                                                              2,084,282
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 0.2% (0.2% OF TOTAL INVESTMENTS)

       1,400   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan           No Opt. Call           AAA        1,451,562
                 Program, Series 1993A-5A, 6.200%, 6/01/13 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 1.7% (1.1% OF TOTAL INVESTMENTS)

       2,115   Clark County, Nevada, General Obligation Bank Bonds, Southern          6/11 at 100.00           AAA        2,270,685
                 Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                 (Pre-refunded 6/01/11) - FGIC Insured

               Director of Nevada State Department of Business and
               Industry, Revenue Bonds, Las Vegas Monorail Project, First
               Tier, Series 2000:
       8,000     0.000%, 1/01/19 - AMBAC Insured                                        No Opt. Call           AAA        4,756,160
       3,000     5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00           AAA        3,126,810
------------------------------------------------------------------------------------------------------------------------------------
      13,115   Total Nevada                                                                                              10,153,655
------------------------------------------------------------------------------------------------------------------------------------

               NEW HAMPSHIRE - 0.1% (0.1% OF TOTAL INVESTMENTS)

         860   New Hampshire Housing Finance Authority, Single Family Mortgage        1/07 at 101.00           Aa2          880,227
                 Acquisition Revenue Bonds, Series 1995D, 6.550%, 7/01/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 6.0% (4.1% OF TOTAL INVESTMENTS)

       1,105   New Jersey Health Care Facilities Financing Authority, FHA-            8/11 at 100.00           AAA        1,109,343
                 Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                 Series 2001, 4.800%, 8/01/21 - AMBAC Insured

       2,165   New Jersey Higher Education Assistance Authority, Student              6/10 at 101.00           AAA        2,209,447
                 Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 -
                 MBIA Insured (Alternative Minimum Tax)

       4,130   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        4,564,352
                 Federal Transit Administration Grants, Series 2002A, 5.500%,
                 9/15/13 - AMBAC Insured

       4,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        4,651,440
                 System Bonds, Series 1999A, 5.750%, 6/15/18

      20,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        7,769,600
                 System Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
      10,480     5.750%, 6/01/32                                                      6/12 at 100.00           BBB       11,138,563
       3,165     6.125%, 6/01/42                                                      6/12 at 100.00           BBB        3,436,620

       1,365   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/13 at 100.00           BBB        1,557,861
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
------------------------------------------------------------------------------------------------------------------------------------
      46,410   Total New Jersey                                                                                          36,437,226
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

       4,000   University of New Mexico, FHA-Insured Mortgage Hospital Revenue        7/14 at 100.00           AAA        4,201,000
                 Bonds, Series 2004, 5.000%, 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK - 15.3% (10.5% OF TOTAL INVESTMENTS)

$         80   Dormitory Authority of the State of New York, Improvement Revenue      2/08 at 100.00           AAA   $       81,398
                 Bonds, Mental Health Services Facilities, Series 1996B,
                 5.125%, 8/15/21 - MBIA Insured

       4,600   Dormitory Authority of the State of New York, Improvement              2/07 at 102.00           AAA        4,712,424
                 Revenue Bonds, Mental Health Services Facilities, Series 1996E,
                 5.250%, 2/15/18 - AMBAC Insured

       2,170   Dormitory Authority of the State of New York, Insured                  7/07 at 102.00            AA        2,236,033
                 Revenue Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997, 5.500%,
                 7/01/17 - RAAI Insured

       7,500   Dormitory Authority of the State of New York, Secured Hospital         2/08 at 101.50           AAA        7,771,500
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21 - MBIA Insured

       2,000   Dormitory Authority of the State of New York, Third General            1/08 at 102.00           AAA        2,081,400
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1997-1, 5.375%, 7/01/24 (Pre-refunded 1/01/08) -
                 FSA Insured

       5,000   Long Island Power Authority, New York, Electric System General         6/08 at 101.00           AAA        5,182,750
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26
                 (Pre-refunded 6/01/08) - FSA Insured

               Nassau County, New York, General Obligation Improvement Bonds,
               Series 1999B:
       4,005     5.250%, 6/01/19 (Pre-refunded 6/01/09) - AMBAC Insured               6/09 at 102.00           AAA        4,253,390
       7,005     5.250%, 6/01/21 (Pre-refunded 6/01/09) - AMBAC Insured               6/09 at 102.00           AAA        7,439,450

       6,000   New York City Industrial Development Agency, New York, American        8/16 at 101.00             B        7,261,140
                 Airlines-JFK International Airport Special Facility Revenue
                 Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

       5,000   New York City Municipal Water Finance Authority, New York, Water      12/14 at 100.00           AAA        5,285,000
                 and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%,
                 6/15/36 - FSA Insured

       8,800   New York City Sales Tax Asset Receivable Corporation, New York,       10/14 at 100.00           AAA        9,335,920
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A, 5.000%, 10/15/32 - AMBAC Insured

      10,000   New York City Transitional Finance Authority, New York, Future         8/09 at 101.00           AAA       10,690,000
                 Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                 (Pre-refunded 8/15/09)

               New York City, New York, General Obligation Bonds,
               Fiscal Series 1998F:
       1,980     5.250%, 8/01/14 - AMBAC Insured                                      2/08 at 101.00           AAA        2,034,965
      13,930     5.375%, 8/01/19 - MBIA Insured                                       2/08 at 101.00           AAA       14,368,099

               New York City, New York, General Obligation Bonds,
               Fiscal Series 1998F:
          20     5.250%, 8/01/14 (Pre-refunded 2/01/08) - AMBAC Insured               2/08 at 101.00           Aaa           20,624
          70     5.375%, 8/01/19 (Pre-refunded 2/01/08) - MBIA Insured                2/08 at 101.00           AAA           72,288

      10,000   Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 102.00           AAA       10,428,300
                 JFK International Air Terminal LLC, Sixth Series 1997, 5.900%,
                 12/01/17 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      88,160   Total New York                                                                                            93,254,681
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 0.7% (0.4% OF TOTAL INVESTMENTS)

       3,830   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00            AA        3,991,435
                 Healthcare System Revenue Bonds, DBA  Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 4.0% (2.7% OF TOTAL INVESTMENTS)

       2,300   Amherst Exempted Village School District, Ohio, Unlimited Tax         12/11 at 100.00           Aaa        2,467,624
                 General Obligation School Improvement Bonds, Series 2001,
                 5.125%, 12/01/21 (Pre-refunded 12/01/11) - FGIC Insured

       3,635   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage        1/07 at 101.00           Aa2        3,665,752
                 Revenue Bonds, Hamilton Creek Apartments Project, Series 1994A,
                 5.550%, 7/01/24 (Alternative Minimum Tax)

       3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health                5/14 at 100.00            AA        3,811,148
                 Initiatives, Series 2004A, 5.000%, 5/01/30

      12,700   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/09 at 102.00           N/R       13,169,265
                 Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                 (Alternative Minimum Tax)

       1,115   Warren County, Ohio, Limited Tax General Obligations,                 12/07 at 101.00           Aa2        1,147,335
                 Series 1997, 5.500%, 12/01/17
------------------------------------------------------------------------------------------------------------------------------------
      23,400   Total Ohio                                                                                                24,261,124
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,355   Portland, Oregon, Downtown Waterfront Urban Renewal and                6/10 at 101.00           Aaa        2,526,680
                 Redevelopment Revenue Bonds, Series 2000A, 5.500%, 6/15/20 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA - 4.8% (3.3% OF TOTAL INVESTMENTS)

$      3,480   Allegheny County Hospital Development Authority,                      11/10 at 102.00           Ba3   $    4,162,358
                 Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                 System, Series 2000B, 9.250%, 11/15/22

       1,710   Carbon County Industrial Development Authority,                          No Opt. Call          BBB-        1,800,698
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

      18,900   Philadelphia Airport System, Pennsylvania, Revenue Refunding           6/08 at 102.00           AAA       19,696,068
                 Bonds, Series 1998A, 5.500%, 6/15/18 - FGIC Insured
                 (Alternative Minimum Tax)

       3,205   Philadelphia School District, Pennsylvania, General                    8/12 at 100.00           AAA        3,541,813
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/16
                 (Pre-refunded 8/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,295   Total Pennsylvania                                                                                        29,200,937
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 2.1% (1.4% OF TOTAL INVESTMENTS)

      12,500   Puerto Rico Housing Finance Authority, Capital Fund Program              No Opt. Call            AA       12,647,000
                 Revenue Bonds, Series 2003, 4.500%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------

               RHODE ISLAND - 3.2% (2.2% OF TOTAL INVESTMENTS)

       2,015   Central Falls, Rhode Island, General Obligation School                 5/09 at 102.00            AA        2,166,991
                 Bonds, Series 1999, 6.250%, 5/15/20 - RAAI Insured

       3,500   Providence Redevelopment Agency, Rhode Island, Revenue                 4/10 at 101.00           Aaa        3,778,390
                 Bonds, Public Safety and Municipal Building Projects, Series
                 1999A, 5.750%, 4/01/29 (Pre-refunded 4/01/10) - AMBAC Insured

      12,500   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00           BBB       13,419,125
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%,
                 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
      18,015   Total Rhode Island                                                                                        19,364,506
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,500   Greenville, South Carolina, Hospital Facilities Revenue                5/11 at 101.00           AAA        1,552,800
                 Bonds, Series 2001, 5.000%, 5/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 2.0% (1.3% OF TOTAL INVESTMENTS)

       6,400   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/10 at 101.00           AAA        6,875,264
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured
                 (Alternative Minimum Tax)

       2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/11 at 100.00           AAA        2,520,472
                 Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured

       1,910   Sullivan County Health Educational and Housing Facilities              9/16 at 100.00          BBB+        2,008,747
                 Board, Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36 (WI/DD, Settling 11/02/06)

          85   Tennessee Housing Development Agency, Homeownership Program            7/10 at 101.00            AA           86,937
                 Bonds, Series 2000-1, 6.375%, 7/01/25 (Alternative Minimum Tax)

         475   Tennessee Housing Development Agency, Homeownership Program            7/10 at 100.00            AA          485,127
                 Bonds, Series 2000-2B, 6.250%, 1/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,295   Total Tennessee                                                                                           11,976,547
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 15.2% (10.4% OF TOTAL INVESTMENTS)

       1,000   Alliance Airport Authority, Texas, Special Facilities                 12/06 at 100.00          CCC+        1,020,000
                 Revenue Bonds, American Airlines Inc., Series 1990, 7.500%,
                 12/01/29 (Alternative Minimum Tax)

       2,560   Brazos River Authority, Texas, Pollution Control Revenue               4/13 at 101.00          Baa2        2,994,611
                 Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%,
                 3/01/32 (Alternative Minimum Tax)

       4,675   Carrollton-Farmers Branch Independent School District,                 2/09 at 100.00           AAA        4,923,850
                 Dallas County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 6.000%, 2/15/20 (Pre-refunded 2/15/09)

       2,820   Central Texas Regional Mobility Authority, Travis and                  1/15 at 100.00           AAA        2,937,820
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (CONTINUED)

               Coppell Independent School District, Dallas County, Texas,
               Unlimited Tax School Building and Refunding Bonds, Series 1999:
$      5,130     0.000%, 8/15/20                                                       8/09 at 52.47           AAA   $    2,393,402
       7,000     0.000%, 8/15/21                                                       8/09 at 49.48           AAA        3,075,240
       7,345     0.000%, 8/15/23                                                       8/09 at 44.01           AAA        2,869,765
       7,000     0.000%, 8/15/24                                                       8/09 at 41.50           AAA        2,579,220
       7,350     0.000%, 8/15/25                                                       8/09 at 39.14           AAA        2,557,433
       7,000     0.000%, 8/15/26                                                       8/09 at 36.91           AAA        2,295,720

         820   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax               12/11 at 100.00           AAA          849,528
                 Revenue Bonds, Series 2001, 5.000%, 12/01/31 - AMBAC Insured

               Harris County Health Facilities Development Corporation,
               Texas, Revenue Bonds, Christus Health, Series 1999A:
      12,240     5.375%, 7/01/24 (Pre-refunded 7/01/09) - MBIA Insured                7/09 at 101.00           AAA       12,883,946
      11,180     5.375%, 7/01/29 (Pre-refunded 7/01/09) - MBIA Insured                7/09 at 101.00           AAA       11,768,180

       2,205   Harris County-Houston Sports Authority, Texas, Senior Lien               No Opt. Call           AAA        1,211,758
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 -
                 MBIA Insured

       2,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue                  No Opt. Call           AAA          877,800
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/30 - AMBAC Insured

       2,500   Jefferson County, Texas, Certificates of Obligation, Series            8/10 at 100.00           AAA        2,709,925
                 2000, 6.000%, 8/01/25 (Pre-refunded 8/01/10) - FSA Insured

       2,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds, Series            3/09 at 100.00           AAA        2,079,100
                 2001, 5.300%, 3/15/26 (Pre-refunded 3/15/09) - FGIC Insured

      30,095   Leander Independent School District, Williamson and Travis              8/12 at 27.94           AAA        6,570,039
                 Counties, Texas, General Obligation Bonds, Series 2004,
                 0.000%, 8/15/34

       9,345   Leander Independent School District, Williamson and Travis              8/15 at 37.33           AAA        2,325,036
                 Counties, Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/33 - FGIC Insured

      33,160   Leander Independent School District, Williamson and Travis              8/14 at 26.50           AAA        6,087,844
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/38

       1,500   Port Arthur, Texas, Jefferson County, General Obligation               2/07 at 100.00           AAA        1,506,270
                 Bonds, Series 1997, 5.000%, 2/15/21 (Pre-refunded 2/15/07)
                 - MBIA Insured

       1,000   San Antonio, Texas, Water System Revenue Bonds, Series                 5/15 at 100.00           AAA        1,022,170
                 2005, 4.750%, 5/15/37 - MBIA Insured

      10,000   Tarrant County Health Facilities Development Corporation,              2/08 at 102.00           AAA       10,372,600
                 Texas, Revenue Bonds, Texas Health Resources System, Series
                 1997A, 5.250%, 2/15/17 - MBIA Insured

       7,000   White Settlement Independent School District, Tarrant                   8/15 at 34.92           AAA        1,626,450
                 County, Texas, General Obligation Bonds, Series 2005,
                 0.000%, 8/15/35

               Wylie  Independent  School District,  Taylor County,  Texas,
               General Obligation Bonds, Series 2005:
       3,000     0.000%, 8/15/20                                                       8/15 at 78.46           AAA        1,605,690
       3,000     0.000%, 8/15/22                                                       8/15 at 70.77           AAA        1,443,330
------------------------------------------------------------------------------------------------------------------------------------
     183,425   Total Texas                                                                                               92,586,727
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

               Utah Housing Finance  Agency,  Single Family Mortgage Bonds,
               Series 1999C-2, Class II:
         425     5.700%, 7/01/19 (Alternative Minimum Tax)                            1/10 at 101.50           AAA          431,813
         155     5.750%, 7/01/21 (Alternative Minimum Tax)                            1/10 at 101.50            AA          161,849

         130   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/09 at 101.00            AA          132,244
                 Series 1999D, 5.850%, 7/01/21 (Alternative Minimum Tax)

          40   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/09 at 101.50           Aa2           40,882
                 Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)

       1,160   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/10 at 100.00           AA-        1,187,991
                 Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,910   Total Utah                                                                                                 1,954,779
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       3,395   Virginia Small Business Financing Authority, Industrial               11/09 at 102.00           N/R        3,536,368
                 Development Water Revenue Bonds, S.I.L. Clean Water, LLC
                 Project, Series 1999, 7.250%, 11/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON - 11.3% (7.8% OF TOTAL INVESTMENTS)

$      4,000   Energy Northwest, Washington, Electric Revenue Refunding               7/13 at 100.00           AAA   $    4,388,280
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                 XLCA Insured

               Port of Seattle, Washington, Special Facility Revenue
               Bonds, Terminal 18, Series 1999B:
       1,755     6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)             3/10 at 101.00           AAA        1,888,187
       2,590     6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)             3/10 at 101.00           AAA        2,786,555

               Port of Seattle, Washington, Special Facility Revenue
               Bonds, Terminal 18, Series 1999C:
         875     6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)             3/10 at 101.00           AAA          941,404
       1,260     6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)             3/10 at 101.00           AAA        1,355,621

       9,760   Tacoma, Washington, Electric System Revenue Refunding                  1/11 at 101.00           AAA       10,623,760
                 Bonds, Series 2001A, 5.625%, 1/01/21 (Pre-refunded 1/01/11)
                 - FSA Insured

       4,800   Washington Public Power Supply System, Revenue Refunding               7/07 at 102.00           AAA        4,942,608
                 Bonds, Nuclear Project 3, Series 1997A, 5.250%, 7/01/16 -
                 FSA Insured

       7,185   Washington State Tobacco Settlement Authority, Tobacco                 6/13 at 100.00           BBB        7,989,145
                 Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                 6/01/26

      11,605   Washington, Certificates of Participation, Washington                  7/09 at 100.00           AAA       12,051,212
                 Convention and Trade Center, Series 1999, 5.250%, 7/01/16 -
                 MBIA Insured

       3,350   Washington, General Obligation Compound Interest Bonds,                  No Opt. Call           AAA        2,110,668
                 Series 1999S-2, 0.000%, 1/01/18 - FSA Insured

               Washington, General Obligation Compound Interest Bonds,
               Series 1999S-3:
      17,650     0.000%, 1/01/20                                                        No Opt. Call           Aa1       10,054,146
      18,470     0.000%, 1/01/21                                                        No Opt. Call           Aa1       10,025,331
------------------------------------------------------------------------------------------------------------------------------------
      83,300   Total Washington                                                                                          69,156,917
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 6.7% (4.6% OF TOTAL INVESTMENTS)

       2,250   Green Bay, Wisconsin, Water System Revenue Bonds, Series              11/14 at 100.00           Aaa        2,378,295
                 2004, 5.000%, 11/01/29 - FSA Insured

       3,810   La Crosse, Wisconsin, Industrial Development Revenue                  12/08 at 102.00           AAA        4,021,455
                 Refunding Bonds, Dairyland Power Cooperative, Series 1997C,
                 5.550%, 2/01/15 - AMBAC Insured

               Wisconsin Health and Educational Facilities Authority,
               Revenue Bonds, FH Healthcare Development Inc., Series 1999:
       8,375     6.250%, 11/15/20 (Pre-refunded 11/15/09)                            11/09 at 101.00       N/R (4)        9,079,673
       5,000     6.250%, 11/15/28 (Pre-refunded 11/15/09)                            11/09 at 101.00       N/R (4)        5,420,700

       4,180   Wisconsin Health and Educational Facilities Authority,                 5/09 at 101.00             A        4,333,991
                 Revenue Bonds, Kenosha Hospital and Medical Center Inc.,
                 Series 1999, 5.625%, 5/15/29

      12,700   Wisconsin Health and Educational Facilities Authority,                 8/09 at 101.00           Aaa       13,351,891
                 Revenue Bonds, Mercy Health System Corporation, Series
                 1999, 5.500%, 8/15/25 - AMBAC Insured

       2,200   Wisconsin Health and Educational Facilities Authority,                 8/13 at 100.00            A-        2,282,786
                 Revenue Bonds, Wheaton Franciscan Services Inc., Series
                 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
      38,515   Total Wisconsin                                                                                           40,868,791
------------------------------------------------------------------------------------------------------------------------------------
$  1,035,735   Total Investments (cost $821,317,947) - 145.6%                                                           888,546,080
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.7%                                                                      16,769,781
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (48.3)%                                                        (295,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  610,315,861
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              Nuveen Dividend Advantage Municipal Fund 2 (NXZ)

              Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 144.8% (100.0% OF TOTAL INVESTMENTS)

               ALABAMA - 4.2% (2.9% OF TOTAL INVESTMENTS)

$     18,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,               6/11 at 101.00            A2   $   19,792,411
                 Series 2001A, 5.750%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       2,955   Northern Tobacco Securitization Corporation, Alaska,                   6/11 at 100.00           AAA        3,186,938
                 Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.500%,
                 6/01/29 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       3,120   Phoenix, Arizona, Civic Improvement Corporation, Senior                7/12 at 100.00           AAA        3,261,898
                 Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)

       1,800   Arkansas Development Finance Authority, Single Family                  1/12 at 100.00           AAA        1,860,840
                 Mortgage Revenue Bonds, GNMA Mortgage-Backed Securities
                 Program, Series 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 10.8% (7.5% OF TOTAL INVESTMENTS)

       6,000   California Educational Facilities Authority, Revenue Bonds,            6/11 at 101.00           AAA        6,363,120
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

       6,000   California Statewide Community Development Authority,                    No Opt. Call            A+        5,948,160
                 Revenue Bonds, Kaiser Permanente System, Series 2004G,
                 2.300%, 4/01/34 (Mandatory put 5/01/07)

      13,825   California, Department of Veterans Affairs, Home Purchase             12/06 at 101.00           AAA       13,979,563
                 Revenue Bonds, Series 2001A, 5.550%, 12/01/25 - AMBAC Insured

      11,200   California, General Obligation Bonds, Series 2003, 5.250%,             8/13 at 100.00            A+       11,982,656
                 2/01/28

       5,000   Golden State Tobacco Securitization Corporation,                       6/13 at 100.00           BBB        5,706,450
                 California, Tobacco Settlement Asset-Backed Bonds, Series
                 2003A-1, 6.750%, 6/01/39

       6,000   Los Angeles Regional Airports Improvement Corporation,                12/12 at 102.00             B        6,748,980
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4
                 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)

         160   Yuba County Water Agency, California, Yuba River                       3/07 at 100.00          Baa3          158,982
                 Development Revenue Bonds, Pacific Gas and Electric
                 Company, Series 1966A, 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
      48,185   Total California                                                                                          50,887,911
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 6.7% (4.6% OF TOTAL INVESTMENTS)

       2,730   Colorado Educational and Cultural Facilities Authority,                8/11 at 100.00           AAA        3,158,282
                 Charter School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)

       4,335   Denver City and County, Colorado, Airport Revenue Bonds,              11/16 at 100.00           AAA        5,244,830
                 Series 2006, 7.281%, 11/15/25 - FGIC Insured (IF)

      10,000   E-470 Public Highway Authority, Colorado, Senior Revenue                9/10 at 31.42           AAA        2,723,800
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10)
                 - MBIA Insured

       1,500   Eagle County Air Terminal Corporation, Colorado, Airport               5/11 at 101.00           N/R        1,629,840
                 Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                 (Alternative Minimum Tax)

         755   Jefferson County School District R1, Colorado, General                12/14 at 100.00           AAA          808,235
                 Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA
                 Insured

       5,000   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 102.00           AAA        5,352,550
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COLORADO (CONTINUED)

               Northwest Parkway Public Highway Authority, Colorado,
               Senior Lien Revenue Bonds, Series 2001B:
$     22,000     0.000%, 6/15/28 - FSA Insured                                         6/11 at 35.65           AAA   $    6,460,520
      17,650     0.000%, 6/15/29 - AMBAC Insured                                       6/11 at 33.45           AAA        4,863,811

       1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax                 6/14 at 101.00           N/R        1,110,290
                 Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
      64,970   Total Colorado                                                                                            31,352,158
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 0.3% (0.1% OF TOTAL INVESTMENTS)

       1,145   District of Columbia Tobacco Settlement Corporation,                   5/11 at 101.00           BBB        1,235,031
                 Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%,
                 5/15/24
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 5.0% (3.4% OF TOTAL INVESTMENTS)

      15,000   Jacksonville, Florida, Transportation Revenue Bonds, Series           10/11 at 100.00           AAA       15,931,950
                 2001, 5.250%, 10/01/29 - MBIA Insured

       4,000   Miami-Dade County Health Facility Authority, Florida,                  8/11 at 101.00           AAA        4,193,360
                 Hospital Revenue Refunding Bonds, Miami Children's
                 Hospital, Series 2001A, 5.125%, 8/15/26 - AMBAC Insured

       3,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00           AAA        3,173,520
                 International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      22,000   Total Florida                                                                                             23,298,830
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 2.2% (1.5% OF TOTAL INVESTMENTS)

               Honolulu Board of Water Supply, Hawaii, Water System
               Revenue Bonds, Series 2001:
       3,000     5.250%, 7/01/26 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00           AAA        3,218,070
       6,725     5.250%, 7/01/31 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00           AAA        7,213,840
------------------------------------------------------------------------------------------------------------------------------------
       9,725   Total Hawaii                                                                                              10,431,910
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 11.0% (7.6% OF TOTAL INVESTMENTS)

       3,645   Chicago, Illinois, FHA/GNMA Collateralized Multifamily                12/11 at 100.00            A+        3,786,462
                 Housing Revenue Bonds, Stone Terrace Apartments, Series
                 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)

       1,195   Chicago, Illinois, FNMA/GNMA Collateralized Single Family              4/11 at 105.00           AAA        1,212,184
                 Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32
                 (Alternative Minimum Tax)

      14,920   Chicago, Illinois, General Obligation Bonds, Series 2001A,             1/11 at 101.00           AAA       15,822,212
                 5.250%, 1/01/33 - MBIA Insured

         350   Chicago, Illinois, General Obligation Bonds, Series 2001A,             1/11 at 101.00           AAA          375,932
                 5.250%, 1/01/33 (Pre-refunded 1/01/11) - MBIA Insured

         285   Chicago, Illinois, General Obligation Refunding Bonds,                11/06 at 102.00           AAA          289,027
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       3,180   Illinois Development Finance Authority, Revenue Bonds,                12/21 at 100.00           BBB        3,342,752
                 Chicago Charter School Foundation, Series 2002A, 6.250%,
                 12/01/32

       5,000   Illinois Development Finance Authority, Revenue Bonds,                 9/11 at 100.00           AAA        5,362,700
                 Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32
                 - AMBAC Insured

       3,100   Illinois Development Finance Authority, Revenue Bonds,                 5/11 at 101.00            A-        3,325,463
                 Midwestern University, Series 2001B, 6.000%, 5/15/31

       3,000   Illinois Educational Facilities Authority, Student Housing             5/12 at 101.00           Aaa        3,037,710
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

       5,000   Illinois Health Facilities Authority, Revenue Bonds, Edward            2/11 at 101.00           AAA        5,254,450
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 -
                 FSA Insured

       2,500   Illinois Housing Development Authority, Homeowner Mortgage             2/16 at 100.00            AA        2,562,950
                 Revenue Bonds, Series 2006C-2, 5.050%, 8/01/27 (Alternative
                 Minimum Tax)

       2,275   Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%,                6/11 at 100.00           AAA        2,454,429
                 6/15/16

       4,980   Metropolitan Pier and Exposition Authority, Illinois,                 12/06 at 102.00           AAA        5,084,879
                 Revenue Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 5.250%, 6/15/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      49,430   Total Illinois                                                                                            51,911,150
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDIANA - 4.7% (3.3% OF TOTAL INVESTMENTS)

$      2,000   Indiana Health Facility Financing Authority, Hospital Revenue          9/11 at 100.00            A-   $    2,081,640
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31

       2,500   Indiana Health Facility Financing Authority, Hospital Revenue            No Opt. Call           AAA        2,915,750
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

               Indiana Transportation Finance Authority, Highway Revenue
               Bonds, Series 2003A:
       4,000     5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00           AAA        4,238,880
       6,000     5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00           AAA        6,353,700

       3,107   Indianapolis Airport Authority, Indiana, Special Facility             11/06 at 101.00           N/R          177,099
                 Revenue Bonds, AAR Corporation Assumed Lease, Series 1995,
                 6.500%, 11/15/31 (Alternative Minimum Tax) (6)

       6,100   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/09 at 102.00           BBB        6,372,609
                 Madison Center Inc., Series 1999, 5.800%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
      23,707   Total Indiana                                                                                             22,139,678
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,000   Iowa Higher Education Loan Authority, Private College Facility        10/12 at 100.00         A (4)        1,094,550
                 Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28
                 (Pre-refunded 10/01/12) - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 3.8% (2.7% OF TOTAL INVESTMENTS)

      17,000   Wichita, Kansas, Hospital Facilities Revenue Refunding and            11/11 at 101.00            A+       18,080,010
                 Improvement Bonds, Via Christi Health System Inc., Series
                 2001-III, 5.625%, 11/15/31
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 4.6% (3.1% OF TOTAL INVESTMENTS)

       1,320   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        1,289,138
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

      18,825   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00           BBB       20,050,320
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      20,145   Total Louisiana                                                                                           21,339,458
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 4.0% (2.8% OF TOTAL INVESTMENTS)

       2,875   Massachusetts Port Authority, Special Facilities Revenue Bonds,        7/07 at 102.00           AAA        2,968,524
                 BOSFUEL Corporation, Series 1997, 5.750%, 7/01/39 - MBIA
                 Insured (Alternative Minimum Tax)

      15,585   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00           AAA       15,922,727
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,460   Total Massachusetts                                                                                       18,891,251
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 14.1% (9.7% OF TOTAL INVESTMENTS)

               Detroit, Michigan, Senior Lien Water Supply System Revenue
               Bonds, Series 2001A:
      20,000     5.500%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 101.00           AAA       21,836,801
      15,390     5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00           AAA       16,508,699
      14,610     5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00           AAA       15,672,001

       4,000   Michigan Municipal Bond Authority, Public School Academy              10/09 at 102.00           Ba1        4,261,000
                 Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                 School, Series 2001A, 8.000%, 10/01/31

       2,000   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 101.00           BB-        2,027,000
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18

               Michigan State Hospital Finance Authority, Revenue Refunding
               Bonds, Detroit Medical Center Obligated Group, Series 1993A:
       2,000     6.250%, 8/15/13                                                      2/07 at 100.00           BB-        2,001,140
       4,000     6.500%, 8/15/18                                                      2/07 at 100.00           BB-        4,002,760
------------------------------------------------------------------------------------------------------------------------------------
      62,000   Total Michigan                                                                                            66,309,401
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 3.1% (2.2% OF TOTAL INVESTMENTS)

      14,000   Minneapolis-St. Paul Metropolitan Airports Commission,                 1/11 at 100.00           AAA       14,714,140
                 Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32
                 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MISSOURI - 4.8% (3.3% OF TOTAL INVESTMENTS)

$     21,000   Missouri Health and Educational Facilities Authority, Revenue          6/11 at 101.00           AAA   $   22,634,221
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                 (Pre-refunded 6/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               MONTANA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       3,280   Montana Board of Housing, Single Family Program Bonds, Series         12/10 at 100.00           AA+        3,355,440
                 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 4.0% (2.8% OF TOTAL INVESTMENTS)

      12,275   Director of Nevada State Department of Business and Industry,          1/10 at 100.00           AAA       12,793,864
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured

       3,500   Director of Nevada State Department of Business and Industry,          1/10 at 102.00           N/R        3,649,240
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series
                 2000, 7.375%, 1/01/40

       2,330   Henderson, Nevada, Healthcare Facility Revenue Bonds, Catholic         7/08 at 101.00             A        2,392,863
                 Healthcare West, Series 1998A, 5.250%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
      18,105   Total Nevada                                                                                              18,835,967
------------------------------------------------------------------------------------------------------------------------------------

               NEW HAMPSHIRE - 2.1% (1.4% OF TOTAL INVESTMENTS)

       8,000   New Hampshire Business Finance Authority, Pollution Control           10/08 at 102.00          Baa1        8,329,280
                 Remarketed Revenue Refunding Bonds, Connecticut Light and Power
                 Company, Series 1992A, 5.850%, 12/01/22

       1,420   New Hampshire Housing Finance Authority, Single Family Mortgage        5/11 at 100.00           Aa2        1,421,420
                 Acquisition Bonds, Series 2001A, 5.700%, 1/01/31 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,420   Total New Hampshire                                                                                        9,750,700
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 2.4% (1.6% OF TOTAL INVESTMENTS)

       3,995   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B        4,260,747
                 Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                 11/15/30 (Alternative Minimum Tax)

         465   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00           BBB          494,221
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       2,200     6.375%, 6/01/32                                                      6/13 at 100.00           BBB        2,449,238
         425     6.750%, 6/01/39                                                      6/13 at 100.00           BBB          485,048
       3,085     6.250%, 6/01/43                                                      6/13 at 100.00           BBB        3,412,658
------------------------------------------------------------------------------------------------------------------------------------
      10,170   Total New Jersey                                                                                          11,101,912
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 5.3% (3.6% OF TOTAL INVESTMENTS)

               New Mexico Hospital Equipment Loan Council, Hospital Revenue
               Bonds, Presbyterian Healthcare Services, Series 2001A:
      12,000     5.500%, 8/01/25 (Pre-refunded 8/01/11)                               8/11 at 101.00       AA- (4)       13,057,680
      10,800     5.500%, 8/01/30 (Pre-refunded 8/01/11)                               8/11 at 101.00       AA- (4)       11,751,912
------------------------------------------------------------------------------------------------------------------------------------
      22,800   Total New Mexico                                                                                          24,809,592
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 6.4% (4.5% OF TOTAL INVESTMENTS)

       1,300   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00           BBB        1,410,708
                 Mount Sinai NYU Health Obligated Group, Series 2000A, 6.625%,
                 7/01/19

       3,600   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00       BBB (4)        3,992,472
                 Mount Sinai NYU Health Obligated Group, Series 2000A, 6.625%,
                 7/01/19 (Pre-refunded 7/01/10)

       6,000   Long Island Power Authority, New York, Electric System General         5/11 at 100.00            A-        6,349,380
                 Revenue Bonds, Series 2001L, 5.375%, 5/01/33

       5,000   New York City Industrial Development Agency, New York, Special         8/12 at 101.00             B        5,908,250
                 Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                 Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

      12,000   New York City Municipal Water Finance Authority, New York,             6/11 at 101.00           AA+       12,646,320
                 Water and Sewerage System Revenue Bonds, Fiscal Series 2001C,
                 5.125%, 6/15/33
------------------------------------------------------------------------------------------------------------------------------------
      27,900   Total New York                                                                                            30,307,130
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

$      2,950   North Carolina Capital Facilities Financing Agency, Revenue            4/13 at 100.00           AAA   $    3,075,552
                 Bonds, Johnson and Wales University, Series 2003A, 5.000%,
                 4/01/33 - XLCA Insured

       4,500   North Carolina Eastern Municipal Power Agency, Power System            1/09 at 102.00           BBB        4,734,180
                 Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
       7,450   Total North Carolina                                                                                       7,809,732
------------------------------------------------------------------------------------------------------------------------------------

               NORTH DAKOTA - 0.5% (0.4% OF TOTAL INVESTMENTS)

       2,335   North Dakota Housing Finance Agency, Home Mortgage Finance             7/10 at 100.00           Aa1        2,386,860
                 Program Refunding Bonds, Series 2001A, 5.550%, 1/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 0.4% (0.3% OF TOTAL INVESTMENTS)

       1,845   Columbus City School District, Franklin County, Ohio, General          6/13 at 100.00           AAA        1,993,799
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded
                 6/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.8% (0.6% OF TOTAL INVESTMENTS)

               Oklahoma Development Finance Authority, Revenue Refunding
               Bonds, Hillcrest Healthcare System, Series 1999A:
       2,655     5.125%, 8/15/10 (Pre-refunded 8/15/09)                               8/09 at 101.00           AAA        2,785,042
       1,000     5.200%, 8/15/11 (Pre-refunded 8/15/09)                               8/09 at 101.00           AAA        1,050,960
------------------------------------------------------------------------------------------------------------------------------------
       3,655   Total Oklahoma                                                                                             3,836,002
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 3.8% (2.6% OF TOTAL INVESTMENTS)

       8,000   Clackamas County Hospital Facility Authority, Oregon, Revenue          5/11 at 101.00           AA-        8,442,880
                 Refunding Bonds, Legacy Health System, Series 2001, 5.250%,
                 5/01/21

       9,000   Oregon Department of Administrative Services, Certificates of          5/11 at 101.00           AAA        9,370,530
                 Participation, Series 2001D, 5.000%, 5/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,000   Total Oregon                                                                                              17,813,410
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 3.6% (2.5% OF TOTAL INVESTMENTS)

       5,000   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00           Ba3        5,970,100
                 Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                 9.250%, 11/15/30

       1,930   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        2,032,367
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

       8,000   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           Aa3        8,742,640
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------
      14,930   Total Pennsylvania                                                                                        16,745,107
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 24.7% (17.1% OF TOTAL INVESTMENTS)

       7,500   Austin, Texas, Electric Utility System Revenue Refunding Bonds,       11/10 at 100.00           AAA        7,802,550
                 Series 2001, 5.000%, 11/15/30 - FSA Insured

               Dallas-Fort Worth International Airport Public Facility
               Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
      15,000     5.250%, 1/15/26 - FSA Insured                                        1/09 at 100.00           AAA       15,435,900
       1,750     5.200%, 1/15/31 - FSA Insured                                        1/09 at 100.00           AAA        1,797,985

       6,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional        9/14 at 100.00           N/R        6,587,160
                 Health System, Series 2004A, 7.125%, 9/01/34

      10,000   Gulf Coast Industrial Development Authority, Texas, Solid Waste        4/12 at 100.00           Ba1       11,231,300
                 Disposal Revenue Bonds, Citgo Petroleum Corporation Project,
                 Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

       3,000   Harris County Health Facilities Development Corporation, Texas,        7/09 at 101.00           AAA        3,157,830
                 Revenue Bonds, Christus Health, Series 1999A, 5.375%, 7/01/24
                 (Pre-refunded 7/01/09) - MBIA Insured

      30,980   Harris County-Houston Sports Authority, Texas, Junior Lien            11/11 at 100.00           AAA       32,861,416
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 - MBIA
                 Insured

      40,000   Harris County-Houston Sports Authority, Texas, Senior Lien             11/30 at 54.04           AAA        7,092,400
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 - MBIA
                 Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (CONTINUED)

               Hays Consolidated Independent School District, Hays County,
               Texas, General Obligation School Building Bonds, Series 2001:
$     10,715     0.000%, 8/15/25 (Pre-refunded 8/15/11)                                8/11 at 43.18           AAA   $    3,870,472
      12,940     0.000%, 8/15/26 (Pre-refunded 8/15/11)                                8/11 at 40.60           AAA        4,395,589

               Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
               Convention and Entertainment Project, Series 2001B:
       5,000     0.000%, 9/01/30 - AMBAC Insured                                        No Opt. Call           AAA        1,755,600
       5,000     0.000%, 9/01/31 - AMBAC Insured                                        No Opt. Call           AAA        1,680,200

       5,000   Metro Health Facilities Development Corporation, Texas,                1/11 at 100.00            B1        5,178,100
                 Hospital Revenue Bonds, Wilson N. Jones Memorial Hospital,
                 Series 2001, 7.250%, 1/01/31

      10,500   Texas, General Obligation Bonds, Water Financial Assistance            8/11 at 100.00           Aa1       11,103,855
                 Program, Series 2001, 5.250%, 8/01/35

       2,000   Tom Green County Health Facilities Development Corporation,            5/11 at 101.00          Baa3        2,189,280
                 Texas, Hospital Revenue Bonds, Shannon Health System Project,
                 Series 2001, 6.750%, 5/15/21
------------------------------------------------------------------------------------------------------------------------------------
     165,385   Total Texas                                                                                              116,139,637
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       5,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue           8/08 at 23.55           AAA        1,103,950
                 Bonds, Route 895 Connector Toll Road, Series 1998B, 0.000%,
                 8/15/33 (Pre-refunded 8/15/08)
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 5.1% (3.5% OF TOTAL INVESTMENTS)

               Seattle, Washington, Municipal Light and Power Revenue
               Refunding and Improvement Bonds, Series 2001:
       4,820     5.500%, 3/01/19 - FSA Insured                                        3/11 at 100.00           AAA        5,155,183
       7,250     5.125%, 3/01/26 - FSA Insured                                        3/11 at 100.00           AAA        7,591,692

       7,500   Washington State Healthcare Facilities Authority, Revenue             10/11 at 100.00           AAA        7,924,725
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.250%, 10/01/21 - MBIA Insured

         970   Washington State Tobacco Settlement Authority, Tobacco                 6/13 at 100.00           BBB        1,078,562
                 Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                 6/01/26

       2,100   Washington, Certificates of Participation, Washington                  7/09 at 100.00           AAA        2,176,839
                 Convention and Trade Center, Series 1999, 5.125%, 7/01/13 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,640   Total Washington                                                                                          23,927,001
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 1.1% (0.8% OF TOTAL INVESTMENTS)

       5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00           BBB        5,176,900
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,000   Wisconsin Health and Educational Facilities Authority, Revenue         5/12 at 100.00       N/R (4)        1,165,260
                 Bonds, Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26
                 (Pre-refunded 5/01/12)

       2,100   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00            A-        2,179,023
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
       3,100   Total Wisconsin                                                                                            3,344,283
------------------------------------------------------------------------------------------------------------------------------------
$    739,157   Total Municipal Bonds (cost $624,209,250)                                                                680,859,208
============------------------------------------------------------------------------------------------------------------------------



      SHARES   DESCRIPTION (1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 0.0% (0.0% OF TOTAL INVESTMENTS)

               AIRLINES - 0.0% (0.0% OF TOTAL INVESTMENTS)

         928   UAL Corporation (5) (7)                                                                               $       33,352
------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $29,169)                                                                            33,352
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $624,238,419) - 144.8%                                                           680,892,560
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                      11,296,731
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.2)%                                                        (222,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  470,189,291
               =====================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)   Non-income producing.

  (6) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds.

  (7) On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agree- ment established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received distributions of UAL common stock over the subse- quent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 3, 2006, the Fund liquidated such UAL common stock holdings. On October 5, 2006, the Fund received an additional distribution of UAL common stock as a result of its ownership of UAL bonds, which it still held at October 31, 2006. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Nuveen Dividend Advantage Municipal Fund 3 (NZF)

                Portfolio of
                        INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 147.8% (100.0% OF TOTAL INVESTMENTS)

               ALABAMA - 0.9% (0.6% OF TOTAL INVESTMENTS)

$      5,655   Alabama State Port Authority, Revenue Bonds,                          10/11 at 100.00           AAA    $   5,925,026
                 State Docks Department Facilities, Series 2001,
                 5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 2.7% (1.8% OF TOTAL INVESTMENTS)

       4,000   Alaska Student Loan Corporation, Student                               7/08 at 100.00           AAA        4,077,040
                 Loan Revenue Bonds, Series 1998A, 5.250%, 7/01/14 -
                 AMBAC Insured (Alternative Minimum Tax)

      12,500   Northern Tobacco Securitization Corporation, Alaska,                   6/14 at 100.00          Baa3       12,668,750
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
      16,500   Total Alaska                                                                                              16,745,790
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

               Sebastian County Health Facilities Board, Arkansas, Hospital
               Revenue Improvement Bonds, Sparks Regional Medical Center,
               Series 2001A:
       1,805     5.500%, 11/01/13                                                    11/11 at 101.00          Baa2        1,906,766
       1,900     5.500%, 11/01/14                                                    11/11 at 101.00          Baa2        2,001,802
       1,745     5.250%, 11/01/21                                                    11/11 at 101.00          Baa2        1,793,302
------------------------------------------------------------------------------------------------------------------------------------
       5,450   Total Arkansas                                                                                             5,701,870
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 11.4% (7.7% OF TOTAL INVESTMENTS)

               California Health Facilities Financing Authority, Health
               Facility Revenue Bonds, Adventist Health System/West, Series
               2003A:
         855     5.000%, 3/01/28                                                      3/13 at 100.00             A          882,326
          55     5.000%, 3/01/33                                                      3/13 at 100.00             A           56,543

       3,335   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00           AAA        4,715,457
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A. Residuals Series 1485, 7.327%, 7/01/33
                 (Pre-refunded 1/01/28) - AMBAC Insured (IF)

       5,000   California Infrastructure Economic Development Bank,                   8/11 at 102.00            A+        5,323,000
                 Revenue Bonds, Kaiser Hospital Assistance
                 LLC, Series 2001A, 5.550%, 8/01/31

       5,000   California Statewide Community Development Authority,                    No Opt. Call            A+        4,956,800
                 Revenue Bonds, Kaiser Permanente System,
                 Series 2004G, 2.300%, 4/01/34 (Mandatory put 5/01/07)

      18,850   California, General Obligation Veterans Welfare Bonds,                 6/07 at 101.00           AAA       19,144,249
                 Series 2001BZ, 5.350%, 12/01/21 - MBIA
                 Insured (Alternative Minimum Tax)

               Los Angeles Regional Airports Improvement Corporation,
               California, Lease Revenue Refunding
               Bonds, LAXFUEL Corporation at Los Angeles International
               Airport, Series 2001:
      13,955     5.750%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)            1/12 at 100.00           AAA       15,100,845
       5,000     5.375%, 1/01/21 - AMBAC Insured (Alternative Minimum Tax)            1/12 at 100.00           AAA        5,229,600
       1,500     5.250%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)            1/12 at 100.00           AAA        1,554,750
      10,000     5.500%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)            1/12 at 100.00           AAA       10,483,900

      10,000   San Joaquin Hills Transportation Corridor Agency,                        No Opt. Call           AAA        2,803,500
                 Orange County, California, Toll Road Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 1/15/35 - MBIA Insured

       3,000   San Mateo County Community College District,                             No Opt. Call           AAA        1,055,820
                 California, General Obligation Bonds, Series
                 2006C, 0.000%, 9/01/30 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      76,550   Total California                                                                                          71,306,790
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 5.1% (3.5% OF TOTAL INVESTMENTS)

       2,250   Canterberry Crossing Metropolitan District II,                        12/12 at 100.00           N/R        2,449,125
                 Parker, Colorado, Limited Tax General
                 Obligation Bonds, Series 2002, 7.375%, 12/01/32



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COLORADO (continued)

$      1,655   Colorado Educational and Cultural Facilities                           3/12 at 100.00           N/R    $   1,728,366
                 Authority, Charter School Revenue Bonds, Belle
                 Creek Education Center, Series 2002A, 7.625%, 3/15/32

       3,240   Colorado Educational and Cultural Facilities                           5/12 at 102.00           N/R        3,536,395
                 Authority, Charter School Revenue Bonds,
                 Montessori Peaks Building Foundation, Series 2002A, 8.000%,

       1,775   Colorado Educational and Cultural Facilities                           6/11 at 100.00       Ba1 (4)        2,033,511
                  5/01/32 Authority, Charter School Revenue Bonds, Weld
                 County School District 6 - Frontier Academy,
                 Series 2001, 7.375%, 6/01/31 (Pre-refunded 6/01/11)

       3,380   Colorado Housing Finance Authority, Multifamily                       10/11 at 100.00           AAA        3,504,080
                 Project Bonds, Class I, Series 2001A-1,
                 5.500%, 4/01/31 (Alternative Minimum Tax)

      10,100   Colorado Springs, Colorado, Utility System                            11/07 at 100.00            AA       10,263,418
                 Revenue Refunding and Improvement Bonds, Series
                 1997A, 5.375%, 11/15/26

       4,335   Denver City and County, Colorado, Airport Revenue Bonds,              11/16 at 100.00           AAA        5,244,830
                 Series 2006, 7.281%, 11/15/25 - FGIC Insured (IF)

       2,000   Denver City and County, Colorado, Airport System                      11/11 at 100.00           AAA        2,141,760
                 Revenue Refunding Bonds, Series 2001A,
                 5.500%, 11/15/16 - FGIC Insured (Alternative Minimum Tax)

       1,000   Plaza Metropolitan District 1, Lakewood, Colorado,                     6/14 at 101.00           N/R        1,110,290
                 Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
      29,735   Total Colorado                                                                                            32,011,775
------------------------------------------------------------------------------------------------------------------------------------

               DELAWARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,560   Delaware Housing Authority, Multifamily Mortgage                       7/12 at 100.00           Aa3        2,644,736
                 Revenue Bonds, Series 2001A, 5.400%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

       6,000   District of Columbia, Revenue Bonds, Catholic University              10/09 at 101.00           AAA        6,368,580
                 of America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       2,000   Dade County, Florida, Water and Sewerage System Revenue               10/07 at 102.00           AAA        2,069,820
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

               Orange County Housing Finance Authority, Florida, Multifamily
               Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
       1,105     5.400%, 12/01/32 - FSA Insured                                      12/11 at 100.00           AAA        1,141,134
       2,195     5.450%, 12/01/41 - FSA Insured                                      12/11 at 100.00           AAA        2,264,164

       4,175   Pace Property Finance Authority Inc., Florida,                         9/07 at 102.00           AAA        4,311,731
                 Utility System Improvement and Revenue
                 Refunding Bonds, Series 1997, 5.250%, 9/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,475   Total Florida                                                                                              9,786,849
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 1.9% (1.3% OF TOTAL INVESTMENTS)

       5,000   Atlanta, Georgia, Airport General Revenue Bonds,                       1/10 at 101.00           AAA        5,276,350
                 Series 2000B, 5.625%, 1/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

       2,700   Atlanta, Georgia, Tax Allocation Bonds,                               12/11 at 101.00           N/R        3,006,693
                 Atlantic Station Project, Series 2001, 7.900%, 12/01/24

       3,740   Gainesville and Hall County Hospital Authority,                        5/11 at 100.00            A-        3,913,012
                 Georgia, Revenue Anticipation Certificates, Northeast
                 Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31
------------------------------------------------------------------------------------------------------------------------------------
      11,440   Total Georgia                                                                                             12,196,055
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 17.7% (12.0% OF TOTAL INVESTMENTS)

         285   Chicago, Illinois, General Obligation Refunding Bonds,                11/06 at 102.00           AAA          289,027
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       8,375   Chicago, Illinois, Revenue Bonds, Midway Airport, Series               1/11 at 101.00           AAA        8,914,936
                 2001A, 5.500%, 1/01/19 - FSA Insured (Alternative Minimum Tax)

       1,750   Chicago, Illinois, Sales Tax Revenue Bonds,                            7/08 at 102.00           AAA        1,822,800
                 Series 1998, 5.250%, 1/01/28 - FGIC Insured

      10,800   Chicago, Illinois, Sales Tax Revenue Bonds,                            1/09 at 101.00           AAA       11,301,336
                 Series 1999, 5.375%, 1/01/30 (Pre-refunded
                 1/01/09) - FGIC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$      4,950   Chicago, Illinois, Second Lien Passenger Facility                      1/11 at 101.00           AAA    $   5,181,957
                 Charge Revenue Bonds, O'Hare International
                 Airport, Series 2001A, 5.375%, 1/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

       8,610   Chicago, Illinois, Second Lien Wastewater                              1/11 at 100.00           AAA        9,238,961
                 Transmission Revenue Bonds, Series 2001A, 5.500%,
                 1/01/26 (Pre-refunded 1/01/11) - AMBAC Insured

       2,220   Chicago, Illinois, Second Lien Wastewater                                No Opt. Call           AAA        2,505,115
                 Transmission Revenue Bonds, Series 2001A, 5.500%,
                 1/01/16 - MBIA Insured

      10,000   Chicago, Illinois, Senior Lien Water                                  11/11 at 100.00           AAA       10,661,300
                 Revenue Bonds, Series 2001, 5.000%, 11/01/26
                 (Pre-refunded 11/01/11) - AMBAC Insured

       1,665   Chicago, Illinois, Third Lien General Airport                          1/16 at 100.00           AAA        1,758,240
                 Revenue Bonds, O'Hare International Airport,
                 Series 2005A, 5.000%, 1/01/33 - FGIC Insured

       2,415   Illinois Finance Authority, General Obligation                        12/14 at 100.00           Aaa        2,555,505
                 Debt Certificates, Local Government Program -
                 Kankakee County, Series 2005B, 5.000%, 12/01/24 - AMBAC Insured

       1,100   Illinois Health Facilities Authority, Revenue                          5/10 at 101.00          Baa2        1,184,535
                 Bonds, Condell Medical Center, Series 2000, 6.500%, 5/15/30

       9,000   Illinois Health Facilities Authority, Revenue                         12/11 at 101.00           BBB        9,508,410
                 Bonds, Covenant Retirement Communities Inc.,
                 Series 2001, 5.875%, 12/01/31

      15,000   Illinois Health Facilities Authority, Revenue Bonds,                   7/11 at 100.00          Baa1       16,014,600
                 Loyola University Health System, Series 2001A, 6.125%, 7/01/31

       5,000   Lake County School District 38, Big Hallow,                              No Opt. Call           Aaa        2,582,350
                 Illinois, General Obligation Bonds, Series 2005,
                 0.000%, 2/01/22 - AMBAC Insured

       7,000   Lombard Public Facilities Corporation, Illinois,                       1/16 at 100.00           N/R        7,529,410
                 First Tier Conference Center and Hotel
                 Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36

      16,900   Metropolitan Pier and Exposition Authority, Illinois,                 12/09 at 101.00           AAA       17,764,604
                 Revenue Bonds, McCormick Place Expansion
                 Project, Series 1999A, 5.250%, 12/15/28 - FGIC Insured

       2,000   Metropolitan Pier and Exposition Authority,                              No Opt. Call           AAA        2,388,660
                 Illinois, Revenue Refunding Bonds, McCormick Place
                 Expansion Project, Series 1998A, 5.500%, 6/15/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
     107,070   Total Illinois                                                                                           111,201,746
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 5.8% (3.9% OF TOTAL INVESTMENTS)

               Clark-Pleasant Community School Building Corporation,
               Indiana, First Mortgage Bonds, Series 2001:
       1,255     5.000%, 7/15/21 (Pre-refunded 1/15/12) - AMBAC Insured               1/12 at 100.00           AAA        1,340,240
       1,000     5.000%, 1/15/26 (Pre-refunded 1/15/12) - AMBAC Insured               1/12 at 100.00           AAA        1,067,920

               Evansville Vanderburgh Public Library Lease Corporation,
               Indiana, First Mortgage Bonds, Series 2001:
       2,000     5.750%, 7/15/18 (Pre-refunded 1/15/12) - MBIA Insured                1/12 at 100.00           AAA        2,206,540
       2,750     5.125%, 1/15/24 (Pre-refunded 1/15/12) - MBIA Insured                1/12 at 100.00           AAA        2,952,978

       3,395   Gary, Indiana, GNMA/FHA Mortgage Revenue Bonds,                       11/11 at 102.00           AAA        3,491,995
                 Windsor Square Project, Series 2001A, 5.375%,
                 10/20/41 (Alternative Minimum Tax)

       1,250   Hamilton Southeastern Cumberland Campus School                         1/12 at 100.00           AAA        1,323,250
                 Building Corporation, Indiana, First Mortgage
                 Bonds, Series 2001, 5.125%, 1/15/23 - AMBAC Insured

       9,500   Indiana Educational Facilities Authority, Revenue Bonds, Butler        2/11 at 100.00           AAA       10,123,865
                 University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

       4,230   Indiana Finance Authority, Educational Facilities Revenue              6/15 at 100.00           Aa3        4,448,268
                 Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24

       2,800   Indiana Health Facility Financing Authority,                           5/15 at 100.00           AAA        2,941,372
                 Revenue Bonds, Community Hospitals of Indiana,
                 Series 2005A, 5.000%, 5/01/35 - AMBAC Insured

       2,650   Indianapolis Airport Authority, Indiana, Special                      11/06 at 101.00           N/R          151,055
                 Facility Revenue Bonds, AAR Corporation Assumed Lease,
                 Series 1995, 6.500%, 11/15/31 (Alternative Minimum Tax) (6)

       3,500   University of Southern Indiana, Student Fee Bonds,                    10/11 at 100.00           Aaa        3,697,085
                 Series 2001H, 5.000%, 10/01/21 - AMBAC Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDIANA (continued)

               Wayne County Jail Holding Corporation, Indiana,
               First Mortgage Bonds, Series 2001:
$      1,150     5.625%, 7/15/18 - AMBAC Insured                                      1/13 at 101.00           AAA    $   1,275,764
       1,090     5.500%, 7/15/22 - AMBAC Insured                                      1/13 at 101.00           AAA        1,196,340
------------------------------------------------------------------------------------------------------------------------------------
      36,570   Total Indiana                                                                                             36,216,672
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 5.8% (3.9% OF TOTAL INVESTMENTS)

       2,000   Iowa Finance Authority, Healthcare Revenue Bonds,                      5/11 at 100.00           Aaa        2,086,340
                 Great River Medical Center, Series 2001,
                 5.250%, 5/15/31 - FSA Insured

               Iowa Tobacco Settlement Authority, Tobacco Settlement
               Asset-Backed Revenue Bonds, Series 2001B:
      28,000     5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00           AAA       29,955,520
       3,950     5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00           AAA        4,304,829
------------------------------------------------------------------------------------------------------------------------------------
      33,950   Total Iowa                                                                                                36,346,689
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 3.1% (2.1% OF TOTAL INVESTMENTS)

      18,500   Louisville and Jefferson County Metropolitan                          11/11 at 101.00           AAA       19,653,475
                 Sewer District, Kentucky, Sewer and Drainage System
                 Revenue Bonds, Series 2001A, 5.125%, 5/15/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 3.4% (2.3% OF TOTAL INVESTMENTS)

      19,890   Tobacco Settlement Financing Corporation,                              5/11 at 101.00           BBB       21,184,640
                 Louisiana, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

               MAINE - 1.0% (0.7% OF TOTAL INVESTMENTS)

               Maine State Housing Authority, Single Family
               Mortgage Purchase Bonds, Series 2001B:
       4,610     5.400%, 11/15/21 (Alternative Minimum Tax)                          11/10 at 100.00           AA+        4,752,495
       1,745     5.500%, 11/15/32 (Alternative Minimum Tax)                          11/10 at 100.00           AA+        1,774,019
------------------------------------------------------------------------------------------------------------------------------------
       6,355   Total Maine                                                                                                6,526,514
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 2.3% (1.5% OF TOTAL INVESTMENTS)

       1,570   Maryland Community Development Administration,                         7/11 at 100.00           Aa2        1,617,304
                 Insured Multifamily Housing Mortgage Loan
                 Revenue Bonds, Series 2001B, 5.250%, 7/01/21
                 (Alternative Minimum Tax)

       2,000   Maryland Economic Development Corporation, Revenue                    12/16 at 100.00           N/R        2,007,000
                 Bonds, Chesapeake Bay Hyatt Conference
                 Center, Series 2006A, 5.000%, 12/01/31

      10,600   Maryland Energy Financing Administration, Revenue                      9/07 at 100.00           N/R       10,683,316
                 Bonds, AES Warrior Run Project, Series 1995,
                 7.400%, 9/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,170   Total Maryland                                                                                            14,307,620
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 0.8% (0.6% OF TOTAL INVESTMENTS)

       5,000   Massachusetts Port Authority, Special Facilities                       1/11 at 101.00           AAA        5,268,200
                 Revenue Bonds, Delta Air Lines Inc., Series
                 2001A, 5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 9.1% (6.2% OF TOTAL INVESTMENTS)

      15,000   Detroit City School District, Wayne County, Michigan,                    No Opt. Call           AAA       18,809,100
                 Unlimited Tax School Building and Site
                 Improvement Bonds, Series 2001A, 6.000%, 5/01/29 - FSA Insured

      11,000   Kent Hospital Finance Authority, Michigan, Revenue                     7/11 at 101.00        AA (4)       11,992,090
                 Bonds, Spectrum Health, Series 2001A,
                 5.500%, 1/15/31 (Pre-refunded 7/15/11)

       1,235   Michigan State Building Authority, Revenue Bonds,                     10/11 at 100.00           AA-        1,333,924
                 Facilities Program, Series 2001I, 5.500%, 10/15/18

       1,355   Michigan State Hospital Finance Authority, Hospital                    8/08 at 101.00           BB-        1,373,997
                 Revenue Bonds, Detroit Medical Center
                 Obligated Group, Series 1998A, 5.250%, 8/15/23

       3,485   Michigan State Hospital Finance Authority, Hospital Revenue              No Opt. Call           AAA        3,728,845
                 Refunding Bonds, Sisters of Mercy Health Corporation,
                 Series 1993P, 5.375%, 8/15/14 - MBIA Insured (ETM)

               Michigan State Hospital Finance Authority, Hospital Revenue
               Refunding Bonds, Sparrow Obligated Group, Series 2001:
       1,400     5.500%, 11/15/21                                                    11/11 at 101.00            A+        1,487,640
       2,500     5.625%, 11/15/31                                                    11/11 at 101.00            A+        2,657,675


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN (continued)

$     12,640   Royal Oak Hospital Finance Authority, Michigan,                       11/11 at 100.00           AAA    $  13,257,338
                 Hospital, Series 2001M, 5.250%, 11/15/31 - MBIA Insured
                 Hospital Revenue Bonds, William Beaumont

       2,395   Ypsilanti Community Utilities Authority, Washtenaw County,             5/11 at 100.00           AAA        2,515,804
                 Michigan, General Obligation Bonds, Sanitary Sewerage System 3,
                 Series 2001, 5.100%, 5/01/31 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      51,010   Total Michigan                                                                                            57,156,413
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,330   Dakota County Community Development Agency, Minnesota, GNMA           10/11 at 105.00           Aaa        2,484,619
                 Collateralized Multifamily Housing Revenue Bonds, Rose Apartments
                 Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               MISSISSIPPI - 0.4% (0.2% OF TOTAL INVESTMENTS)

       2,155   Mississippi Business Finance Corporation, GNMA Collateralized          5/09 at 103.00           AAA        2,236,437
                 Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate
                 Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 2.5% (1.7% OF TOTAL INVESTMENTS)

       1,825   Fenton, Missouri, Tax Increment Refunding and Improvement Revenue     10/12 at 100.00       N/R (4)        2,064,896
                 Bonds, Gravois Bluffs Redevelopment Project, Series 2002,
                 6.125%, 10/01/21 (Pre-refunded 10/01/12)

               Missouri Development Finance Board, Cultural Facilities
               Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
       3,335     5.250%, 12/01/19 - MBIA Insured                                     12/11 at 100.00           AAA        3,574,820
       3,510     5.250%, 12/01/20 - MBIA Insured                                     12/11 at 100.00           AAA        3,762,404
       3,695     5.250%, 12/01/21 - MBIA Insured                                     12/11 at 100.00           AAA        3,960,707
       2,040     5.250%, 12/01/22 - MBIA Insured                                     12/11 at 100.00           AAA        2,175,497
------------------------------------------------------------------------------------------------------------------------------------
      14,405   Total Missouri                                                                                            15,538,324
------------------------------------------------------------------------------------------------------------------------------------

               MONTANA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       5,000   Montana Board of Investments, Exempt Facility Revenue                  7/10 at 101.00            B2        5,215,400
                 Bonds, Stillwater Mining Company, Series 2000, 8.000%,
                 7/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 1.1% (0.8% OF TOTAL INVESTMENTS)

               Nebraska Investment Finance Authority, Single Family
               Housing Revenue Bonds, Series 2001D:
       2,255     5.250%, 9/01/21 (Alternative Minimum Tax)                            9/11 at 100.00           AAA        2,290,877
       3,035     5.375%, 9/01/32 (Alternative Minimum Tax)                            9/11 at 100.00           AAA        3,082,194

       1,500   Omaha Public Power District, Nebraska, Electric System Revenue         2/17 at 100.00           AAA        1,746,780
                 Bonds, Nebraska City 2, Series 2006A, Residuals 1508-2, 7.530%,
                 2/01/49 (WI/DD, Settling 11/02/06) - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       6,790   Total Nebraska                                                                                             7,119,851
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 7.8% (5.2% OF TOTAL INVESTMENTS)

      35,000   Clark County, Nevada, Limited Tax General Obligation                   7/10 at 100.00           AAA       37,331,347
                 Bank Bonds, Series 2000, 5.500%, 7/01/30
                 (Pre-refunded 7/01/10) - MBIA Insured

       2,000   Director of Nevada State Department of Business and Industry,          1/10 at 100.00           AAA        2,084,540
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured

       4,000   Director of Nevada State Department of Business and Industry,          1/10 at 102.00           N/R        4,170,560
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series
                 2000, 7.375%, 1/01/40

         255   Nevada Housing Division, Single Family Mortgage Bonds, Senior          4/08 at 101.50           Aaa          256,443
                 Series 1998A-1, 5.300%, 4/01/18 (Alternative Minimum Tax)

       4,290   University of Nevada, Revenue Bonds, Community College System,         1/12 at 100.00           AAA        4,554,264
                 Series 2001A, 5.250%, 7/01/26 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,545   Total Nevada                                                                                              48,397,154
------------------------------------------------------------------------------------------------------------------------------------

               NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)

       2,000   New Hampshire Health and Education Authority, Hospital                10/11 at 101.00           Aaa        2,166,780
                 Revenue Bonds, Concord Hospital, Series 2001, 5.500%,
                 10/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW JERSEY - 3.7% (2.5% OF TOTAL INVESTMENTS)

$     10,000   New Jersey Economic Development Authority, Water Facilities           11/12 at 101.00           Aaa    $  10,576,500
                 Revenue Bonds, American Water Company, Series 2002A, 5.250%,
                 11/01/32 - AMBAC Insured (Alternative Minimum Tax)

       4,125   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        4,558,826
                 Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/13 - AMBAC Insured

      20,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        7,769,600
                 System Bonds, Series 2006C,
                 0.000%, 12/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      34,125   Total New Jersey                                                                                          22,904,926
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 4.8% (3.2% OF TOTAL INVESTMENTS)

       1,780   East Rochester Housing Authority, New York, GNMA                      10/11 at 101.00           AAA        1,853,710
                 Secured Revenue Bonds, Gates Senior Housing
                 Inc., Series 2001, 5.300%, 4/20/31

       4,155   Monroe County Airport Authority, New York, Revenue Refunding             No Opt. Call           AAA        4,562,938
                 Bonds, Greater Rochester International Airport, Series 1999,
                 5.750%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)

       7,000   New York City Industrial Development Agency, New York,                 8/16 at 101.00             B        8,471,330
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

               New York City Municipal Water Finance Authority, New York,
               Water and Sewerage System Revenue
               Bonds, Fiscal Series 2001A:
       3,610     5.500%, 6/15/33 (Pre-refunded 6/15/10) - MBIA Insured                6/10 at 101.00           AAA        3,886,201
       5,710     5.500%, 6/15/33 (Pre-refunded 6/15/10) - FGIC Insured                6/10 at 101.00           AAA        6,146,872

       2,500   New York City, New York, General Obligation Bonds,                     8/12 at 100.00           AAA        2,761,350
                 Fiscal Series 2002G, 5.625%, 8/01/20 - MBIA Insured

       2,000   New York State Tobacco Settlement Financing Corporation,               6/11 at 100.00           AA-        2,147,380
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      26,755   Total New York                                                                                            29,829,781
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)

               Charlotte-Mecklenburg Hospital Authority, North Carolina,
               Healthcare System Revenue Bonds, DBA
               Carolinas Healthcare System, Series 2005A:
       1,750     4.875%, 1/15/32                                                      1/15 at 100.00            AA        1,801,153
       3,000     5.000%, 1/15/45                                                      1/15 at 100.00            AA        3,126,450

       1,800   North Carolina Municipal Power Agency 1, Catawba                         No Opt. Call            A3        1,952,820
                 Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13
------------------------------------------------------------------------------------------------------------------------------------
       6,550   Total North Carolina                                                                                       6,880,423
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 2.2% (1.5% OF TOTAL INVESTMENTS)

       2,170   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           3/08 at 101.50           AAA        2,222,796
                 Program Residential Mortgage Revenue Bonds, Series 1998A-1,
                 5.300%, 9/01/19 - FSA Insured (Alternative Minimum Tax)

       7,400   Ohio Water Development Authority, Solid Waste Disposal                 9/09 at 102.00           N/R        7,673,430
                 Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                 9/01/20 (Alternative Minimum Tax)

               Portage County, Ohio, General Obligation Bonds, Series 2001:
       1,870     5.000%, 12/01/21 - FGIC Insured                                     12/11 at 100.00           AAA        1,979,432
       1,775     5.000%, 12/01/23 - FGIC Insured                                     12/11 at 100.00           AAA        1,868,365
------------------------------------------------------------------------------------------------------------------------------------
      13,215   Total Ohio                                                                                                13,744,023
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,500   Oklahoma Development Finance Authority, Revenue Refunding Bonds,       8/09 at 101.00           AAA        2,655,325
                 Hillcrest Healthcare System, Series 1999A, 5.625%,
                 8/15/29 (Pre-refunded 8/15/09)
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 2.4% (1.7% OF TOTAL INVESTMENTS)

       4,700   Oregon Health, Housing, Educational and Cultural Facilities           11/11 at 101.00           AAA        5,009,683
                 Authority, Revenue Bonds, PeaceHealth Project,
                 Series 2001, 5.250%, 11/15/21 - AMBAC Insured

      10,000   Oregon Housing and Community Services Department,                      7/10 at 100.00           Aaa       10,334,100
                 Multifamily Housing Revenue Bonds, Series
                 2000A, 6.050%, 7/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,700   Total Oregon                                                                                              15,343,783
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA - 1.9% (1.3% OF TOTAL INVESTMENTS)

               Allegheny County Hospital Development Authority,
               Pennsylvania, Revenue Bonds, West Penn
               Allegheny Health System, Series 2000B:
$      2,000     9.250%, 11/15/22                                                    11/10 at 102.00           Ba3    $   2,392,160
       2,000     9.250%, 11/15/30                                                    11/10 at 102.00           Ba3        2,388,040

       3,500   Pennsylvania Economic Development Financing Authority, Senior          1/07 at 100.00            B+        3,540,040
                 Lien Resource Recovery Revenue Bonds, Northampton Generating
                 Project, Series 1994A, 6.600%, 1/01/19 (Alternative Minimum Tax)

       3,205   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00           AAA        3,541,813
                 Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,705   Total Pennsylvania                                                                                        11,862,053
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       2,185   Greenville County, South Carolina, Special Source                      4/11 at 101.00           AAA        2,359,625
                 Revenue Bonds, Road Improvement Project,
                 Series 2001, 5.500%, 4/01/21 - AMBAC Insured

       6,850   South Carolina Transportation Infrastructure Bank,                    10/11 at 100.00           Aaa        7,429,853
                 Revenue Bonds, Series 2001A, 5.500%,
                 10/01/22 (Pre-refunded 10/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,035   Total South Carolina                                                                                       9,789,478
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 1.3% (0.9% OF TOTAL INVESTMENTS)

       5,210   Memphis-Shelby County Airport Authority, Tennessee,                    3/11 at 100.00           AAA        5,516,088
                 Airport Revenue Bonds, Series 2001A, 5.500%,
                 3/01/14 - FSA Insured (Alternative Minimum Tax)

         275   Sullivan County Health Educational and Housing Facilities Board,       9/16 at 100.00          BBB+          289,218
                 Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C,
                 5.250%, 9/01/36 (WI/DD, Settling 11/02/06)

       1,130   Tennessee Housing Development Agency, Homeownership Program Bonds,     1/09 at 101.00            AA        1,154,205
                 Series 1998-2, 5.350%, 7/01/23 (Alternative Minimum Tax)

       1,130   Tennessee Housing Development Agency, Homeownership Program Bonds,     7/11 at 100.00            AA        1,159,448
                 Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,745   Total Tennessee                                                                                            8,118,959
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 18.6% (12.6% OF TOTAL INVESTMENTS)

       1,125   Brushy Creek Municipal Utility District, Williamson County, Texas,     6/09 at 100.00           Aaa        1,159,076
                 Combination Unlimited Tax and Revenue Refunding Bonds,
                 Series 2001, 5.125%, 6/01/26 - FSA Insured

               Collins and Denton Counties, Frisco, Texas,
               General Obligation Bonds, Series 2001:
       1,910     5.000%, 2/15/20 - FGIC Insured                                       2/11 at 100.00           AAA        2,000,973
       2,005     5.000%, 2/15/21 - FGIC Insured                                       2/11 at 100.00           AAA        2,103,726

       3,850   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00           AAA        4,112,070
                 Refunding and Improvement Bonds, Series 2001A, 5.500%,
                 11/01/35 - FGIC Insured (Alternative Minimum Tax)

       5,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise                 9/14 at 100.00           N/R        5,481,600
                 Regional Health System, Series 2004A, 7.000%, 9/01/25

       4,040   Harris County, Texas, Tax and Revenue Certificates of                  8/11 at 100.00           AA+        4,190,167
                 Obligation, Series 2001, 5.000%, 8/15/27

       6,000   Houston, Texas, Junior Lien Water and Sewerage System                    No Opt. Call           AAA        7,260,900
                 Revenue Refunding Bonds, Series 2001B,
                 5.500%, 12/01/29 - MBIA Insured (ETM)

       7,000   Houston, Texas, Subordinate Lien Airport System Revenue                7/08 at 101.00           AAA        7,224,350
                 Bonds, Series 1998B, 5.250%, 7/01/14 -
                 FGIC Insured (Alternative Minimum Tax)

               Houston, Texas, Subordinate Lien Airport System Revenue
               Refunding Bonds, Series 2001A:
       2,525     5.500%, 7/01/13 - FGIC Insured (Alternative Minimum Tax)             1/12 at 100.00           AAA        2,704,932
       2,905     5.500%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)             1/12 at 100.00           AAA        3,135,250

               Jefferson County Health Facilities Development Corporation,
               Texas, FHA-Insured Mortgage Revenue Bonds,
               Baptist Hospital of Southeast Texas, Series 2001:
       8,500     5.400%, 8/15/31 - AMBAC Insured                                      8/11 at 100.00           AAA        9,015,695
       8,500     5.500%, 8/15/41 - AMBAC Insured                                      8/11 at 100.00           AAA        9,061,595

      10,700   Laredo Independent School District, Webb County,                       8/11 at 100.00           AAA       11,224,193
                 Texas, General Obligation Refunding Bonds, Series 2001,
                 5.000%, 8/01/25



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (continued)

$      2,500   Matagorda County Navigation District 1, Texas, Collateralized            No Opt. Call           AAA    $   2,782,025
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1997, 5.125%, 11/01/28 - AMBAC Insured
                 (Alternative Minimum Tax)

       1,540   Medina Valley Independent School District, Medina County, Texas,       2/11 at 100.00           Aaa        1,642,271
                 General Obligation Bonds, Series 2001, 5.250%,
                 2/15/26 (Pre-refunded 2/15/11)

       5,430   Mineral Wells Independent School District, Pale Pinto and Parker       2/08 at 100.00           Aaa        5,474,255
                 Counties, Texas, Unlimited School Tax Building and Refunding
                 Bonds, Series 1998, 4.750%, 2/15/22

       2,905   North Central Texas Health Facilities Development                      2/08 at 102.00           AAA        3,014,577
                 Corporation, Revenue Bonds, Texas Health Resources System,
                 Series 1997B, 5.375%, 2/15/26 - MBIA Insured

          95   North Central Texas Health Facilities Development                      2/08 at 102.00           Aaa           98,982
                 Corporation, Revenue Bonds, Texas Health Resources System,
                 Series 1997B, 5.375%, 2/15/26 (Pre-refunded 2/15/08) -
                 MBIA Insured

       3,045   Port of Houston Authority, Harris County, Texas, General              10/11 at 100.00           AAA        3,243,443
                 Obligation Port Improvement Bonds, Series 2001B, 5.500%,
                 10/01/17 - FGIC Insured (Alternative Minimum Tax)

      10,665   Texas Department of Housing and Community Affairs,                     7/11 at 100.00           AAA       11,052,033
                 Residential Mortgage Revenue Bonds, Series
                 2001A, 5.350%, 7/01/33 (Alternative Minimum Tax)

      15,700   Texas Water Development Board, Senior Lien State Revolving             1/07 at 100.00           AAA       15,743,018
                 Fund Revenue Bonds, Series 1996B, 5.125%, 7/15/18

               White Settlement Independent School District, Tarrant County,
               Texas, General Obligation Bonds, Series 2006:
       9,110     0.000%, 8/15/37                                                       8/15 at 31.98           AAA        1,934,964
       9,110     0.000%, 8/15/40                                                       8/15 at 27.11           AAA        1,634,698
       7,110     0.000%, 8/15/44                                                       8/15 at 21.88           AAA        1,028,248
------------------------------------------------------------------------------------------------------------------------------------
     131,270   Total Texas                                                                                              116,323,041
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 0.9% (0.6% OF TOTAL INVESTMENTS)

               Utah Housing Corporation, Single Family Mortgage
               Bonds, Series 2001E:
       1,855     5.200%, 1/01/18 (Alternative Minimum Tax)                            7/11 at 100.00           AA-        1,898,092
         595     5.500%, 1/01/23 (Alternative Minimum Tax)                            7/11 at 100.00           Aa2          609,815

               Utah Housing Corporation, Single Family Mortgage
               Bonds, Series 2001F-1:
       2,375     4.950%, 7/01/18 (Alternative Minimum Tax)                            7/11 at 100.00           Aa2        2,394,617
         610     5.300%, 7/01/23 (Alternative Minimum Tax)                            7/11 at 100.00           AA-          617,210
------------------------------------------------------------------------------------------------------------------------------------
       5,435   Total Utah                                                                                                 5,519,734
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       7,000   Pocahontas Parkway Association, Virginia, Senior Lien                   8/08 at 77.58           AAA        5,090,890
                 Revenue Bonds, Route 895 Connector Toll Road,
                 Series 1998B, 0.000%, 8/15/13 (Pre-refunded 8/15/08)
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 15.4% (10.4% OF TOTAL INVESTMENTS)

               Bellingham Housing Authority, Washington, Housing Revenue Bonds,
               Varsity Village Project, Series 2001A:
       1,000     5.500%, 12/01/27 - MBIA Insured                                     12/11 at 100.00           Aaa        1,075,010
       2,000     5.600%, 12/01/36 - MBIA Insured                                     12/11 at 100.00           Aaa        2,159,940

       1,500   Grays Harbor County Public Utility District 1,                         1/11 at 100.00           AAA        1,574,670
                 Washington, Electric System Revenue Bonds,
                 Series 2001, 5.125%, 1/01/22 - AMBAC Insured

       2,475   Klickitat County Public Utility District 1,                           12/11 at 100.00           AAA        2,641,097
                 Washington, Electric Revenue Bonds, Series 2001B,
                 5.000%, 12/01/26 (Pre-refunded 12/01/11) - AMBAC Insured

      12,955   Port of Seattle, Washington, Passenger Facility                       12/08 at 101.00           AAA       13,420,214
                 Charge Revenue Bonds, Series 1998B, 5.300%,
                 12/01/16 - AMBAC Insured (Alternative Minimum Tax)

               Port of Seattle, Washington, Revenue Bonds, Series 2001B:
       2,535     5.625%, 4/01/18 - FGIC Insured (Alternative Minimum Tax)            10/11 at 100.00           AAA        2,723,553
      16,000     5.100%, 4/01/24 - FGIC Insured (Alternative Minimum Tax)            10/08 at 100.00           AAA       16,225,120

       2,090   Public Utility District 1, Benton County, Washington,                 11/11 at 100.00           AAA        2,275,111
                 Electric Revenue Refunding Bonds, Series
                 2001A, 5.625%, 11/01/15 - FSA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

$      5,680   Seattle, Washington, Municipal Light and Power                         3/11 at 100.00           AAA    $   6,074,987
                 Revenue Refunding and Improvement Bonds, Series
                 2001, 5.500%, 3/01/18 - FSA Insured

       4,530   Tacoma, Washington, Solid Waste Utility Revenue                       12/11 at 100.00           AAA        4,886,239
                 Refunding Bonds, Series 2001, 5.250%, 12/01/21
                 (Pre-refunded 12/01/11) - AMBAC Insured

       3,720   Washington State Healthcare Facilities Authority,                     10/11 at 100.00           Aaa        4,015,852
                 Revenue Bonds, Children's Hospital and
                 Regional Medical Center, Series 2001, 5.375%,
                 10/01/18 (Pre-refunded 10/01/11) - AMBAC Insured

               Washington State Healthcare Facilities Authority, Revenue
               Bonds, Good Samaritan Hospital, Series 2001:
       5,480     5.500%, 10/01/21 - RAAI Insured                                     10/11 at 101.00            AA        5,877,081
      25,435     5.625%, 10/01/31 - RAAI Insured                                     10/11 at 101.00            AA       27,289,212

               Washington State Healthcare Facilities Authority, Revenue Bonds,
               Group Health Cooperative of Puget Sound, Series 2001:
       3,005     5.375%, 12/01/17 - AMBAC Insured                                    12/11 at 101.00           AAA        3,227,430
       2,915     5.375%, 12/01/18 - AMBAC Insured                                    12/11 at 101.00           AAA        3,127,853
------------------------------------------------------------------------------------------------------------------------------------
      91,320   Total Washington                                                                                          96,593,369
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 4.4% (3.0% OF TOTAL INVESTMENTS)

               Appleton, Wisconsin, Waterworks Revenue
               Refunding Bonds, Series 2001:
       3,705     5.375%, 1/01/20 - FGIC Insured                                       1/12 at 100.00           Aaa        3,991,508
       1,850     5.000%, 1/01/21 - FGIC Insured                                       1/12 at 100.00           Aaa        1,956,283

       1,735   Evansville Community School District, Dane, Green and Rock             4/11 at 100.00           AAA        1,872,481
                 Counties, Wisconsin, General Obligation Refunding Bonds, Series
                 2001, 5.500%, 4/01/20 (Pre-refunded 4/01/11) - FGIC Insured

      12,250   La Crosse, Wisconsin, Pollution Control Revenue                       12/08 at 102.00           AAA       12,929,875
                 Refunding Bonds, Dairyland Power Cooperative,
                 Series 1997B, 5.550%, 2/01/15 - AMBAC Insured

         350   Wisconsin Health and Educational Facilities Authority,                10/11 at 101.00           AA-          375,827
                 Revenue Bonds, Froedtert and Community
                 Health Obligated Group, Series 2001, 5.375%, 10/01/30

       3,650   Wisconsin Health and Educational Facilities Authority,                10/11 at 101.00       N/R (4)        3,960,615
                 Revenue Bonds, Froedtert and Community Health Obligated
                 Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)

       2,500   Wisconsin Health and Educational Facilities
                 Authority, Revenue Bonds, Marshfield Clinic,                         2/12 at 100.00          BBB+        2,704,475
                 Series 2001B, 6.000%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
      26,040   Total Wisconsin                                                                                           27,791,064
------------------------------------------------------------------------------------------------------------------------------------
$    920,500   Total Municipal Bonds (cost $875,036,226)                                                                926,154,854
============------------------------------------------------------------------------------------------------------------------------



   SHARES      DESCRIPTION (1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 0.0% (0.0% OF TOTAL INVESTMENTS)

               AIRLINES - 0.0% (0.0% OF TOTAL INVESTMENTS)

         791   UAL Corporation (5)(7)                                                                                 $      28,429
------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $24,879)                                                                            28,429
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $875,061,105) - 147.8%                                                           926,183,283
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                      12,652,228
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.8)%                                                        (312,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 626,835,511
               =====================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2006:


                                                       FUND                   FIXED RATE                              UNREALIZED
                 NOTIONAL      FLOATING RATE    PAY/RECEIVE    FIXED RATE        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
COUNTERPARTY       AMOUNT              INDEX  FLOATING RATE  (ANNUALIZED)      FREQUENCY   DATE (8)         DATE  (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch  $26,750,00  3-Month USD-LIBOR            Pay        5.184%  Semi-Annually   10/30/07     10/30/16   $     140,960
---------------------------------------------------------------------------------------------------------------------------------
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)


FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006:


                                                                                                                         UNREALIZED
                                  CONTRACT      NUMBER OF        CONTRACT         ORIGINAL              VALUE AT       APPRECIATION
TYPE                              POSITION      CONTRACTS      EXPIRATION            VALUE      OCTOBER 31, 2006     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 30-Year Treasury Notes           Long            159           12/06      $17,782,633           $17,912,344      $     129,711
====================================================================================================================================


  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)   Non-income producing.

  (6) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds.

  (7) On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On March 31, 2006 and April 13, 2006, the Fund liquidated such UAL common stock holdings. On October 5, 2006, the Fund received an additional distribution of UAL common stock as a result of its ownership of UAL bonds, which it still held at October 31, 2006. Subsequent to fiscal year-end, the Fund liquidated its UAL common stock holdings.

  (8) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract. N/R Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
           ASSETS AND LIABILITIES October 31, 2006


                                                           PERFORMANCE          MUNICIPAL             MARKET
                                                                  PLUS          ADVANTAGE        OPPORTUNITY
                                                                 (NPP)              (NMA)              (NMO)
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $1,303,450,908, $927,999,902
   $991,270,192, $821,317,947,
   $624,238,419 and $875,061,105,
   respectively)                                       $ 1,406,801,730    $ 1,006,727,683    $ 1,067,228,139
Cash                                                                --                 --                 --
Deposits with brokers for open
   futures contracts                                                --                 --                 --
Receivables:
   Interest                                                 20,354,169         16,250,336         15,983,266
   Investments sold                                            707,817         74,885,545            170,000
   Variation margin on futures contracts                            --                 --                 --
Unrealized appreciation on forward swaps                            --                 --                 --
Other assets                                                   112,468             87,855             93,928
-------------------------------------------------------------------------------------------------------------
        Total assets                                     1,427,976,184      1,097,951,419      1,083,475,333
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                               2,560,051          3,805,173            999,910
Payable for investments purchased                                   --         51,564,798                 --
Accrued expenses:
   Management fees                                             723,677            534,777            554,399
   Other                                                       292,152            238,992            223,694
Preferred share dividends payable                              178,075            133,133            138,069
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                    3,753,955         56,276,873          1,916,072
-------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     479,000,000        358,000,000        380,000,000
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                 $   945,222,229    $   683,674,546    $   701,559,261
=============================================================================================================
Common shares outstanding                                   59,914,073         43,065,903         45,540,872
=============================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)                          $         15.78    $         15.88    $         15.41
=============================================================================================================

NET ASSETS APPLICABLE TO
   COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                $       599,141    $       430,659    $       455,409
Paid-in surplus                                            836,423,631        601,673,644        635,499,922
Undistributed (Over-distribution of) net
   investment income                                         1,230,581          2,927,826            919,444
Accumulated net realized gain (loss)
   from investments and derivative transactions              3,618,054            (85,364)       (11,273,461)
Net unrealized appreciation (depreciation)
   of investments and derivative transactions              103,350,822         78,727,781         75,957,947
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   945,222,229    $   683,674,546    $   701,559,261
=============================================================================================================
Authorized shares:
   Common                                                  200,000,000        200,000,000        200,000,000
   Preferred                                                 1,000,000          1,000,000          1,000,000
=============================================================================================================

                                                              DIVIDEND           DIVIDEND           DIVIDEND
                                                             ADVANTAGE        ADVANTAGE 2        ADVANTAGE 3
                                                                 (NAD)              (NXZ)              (NZF)
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $1,303,450,908, $927,999,902
   $991,270,192, $821,317,947,
   $624,238,419 and $875,061,105,
   respectively)                                       $   888,546,080    $   680,892,560    $   926,183,283
Cash                                                                --          1,505,923             60,667
Deposits with brokers for open
   futures contracts                                                --                 --             10,461
Receivables:
   Interest                                                 12,716,081         11,307,407         14,858,791
   Investments sold                                         15,764,372          4,005,394          4,768,806
   Variation margin on futures contracts                            --                 --            119,250
Unrealized appreciation on forward swaps                            --                 --            140,960
Other assets                                                    78,455             50,585             43,038
-------------------------------------------------------------------------------------------------------------
        Total assets                                       917,104,988        697,761,869        946,185,256
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                               2,235,783                 --                 --
Payable for investments purchased                            8,912,198          5,178,245          6,773,411
Accrued expenses:
   Management fees                                             351,783            212,997            285,486
   Other                                                       169,407            114,630            173,048
Preferred share dividends payable                              119,956             66,706            117,800
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                   11,789,127          5,572,578          7,349,745
-------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     295,000,000        222,000,000        312,000,000
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                 $   610,315,861    $   470,189,291    $   626,835,511
=============================================================================================================
Common shares outstanding                                   39,267,491         29,346,032         40,331,841
=============================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)                          $         15.54    $         16.02    $         15.54
=============================================================================================================

NET ASSETS APPLICABLE TO
   COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                $       392,675    $       293,460    $       403,318
Paid-in surplus                                            558,149,941        417,184,977        573,181,990
Undistributed (Over-distribution of) net
   investment income                                         1,374,504          1,988,926            962,737
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                                 (16,829,392)        (5,932,213)           894,617
Net unrealized appreciation (depreciation)
   of investments and derivative
   transactions                                             67,228,133         56,654,141         51,392,849
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   610,315,861    $   470,189,291    $   626,835,511
=============================================================================================================
Authorized shares:
   Common                                                    Unlimited          Unlimited          Unlimited
   Preferred                                                 Unlimited          Unlimited          Unlimited
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
      OPERATIONS Year Ended October 31, 2006


                                                           PERFORMANCE          MUNICIPAL             MARKET
                                                                  PLUS          ADVANTAGE        OPPORTUNITY
                                                                 (NPP)              (NMA)              (NMO)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                      $    70,383,602    $    54,519,113    $    54,633,443
-------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              8,507,546          6,300,897          6,525,239
Preferred shares - auction fees                              1,198,070            895,425            950,418
Preferred shares - dividend
   disbursing agent fees                                        50,000             50,000             40,000
Shareholders' servicing agent fees
   and expenses                                                168,084            103,742            112,118
Custodian's fees and expenses                                  314,859            257,622            235,153
Directors'/Trustees' fees and expenses                          32,407             23,523             23,929
Professional fees                                               63,762             54,942             42,535
Shareholders' reports - printing and
   mailing expenses                                            126,850             95,246             99,399
Stock exchange listing fees                                     22,103             15,884             16,800
Investor relations expense                                     134,145             99,136            103,271
Other expenses                                                  64,075             53,914             56,714
-------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit, expense reimbursement
   and legal fee refund                                     10,681,901          7,950,331          8,205,576
   Custodian fee credit                                       (125,173)           (56,934)           (75,010)
   Expense reimbursement                                            --                 --                 --
   Legal fee refund                                                 --             (9,485)                --
-------------------------------------------------------------------------------------------------------------
Net expenses                                                10,556,728          7,883,912          8,130,566
-------------------------------------------------------------------------------------------------------------
Net investment income                                       59,826,874         46,635,201         46,502,877
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                    3,609,041            (38,686)        (3,186,736)
Change in net unrealized appreciation
   (depreciation) of investments                            18,585,165         11,410,086         18,252,758
Change in net unrealized appreciation
   (depreciation) of futures                                        --                 --                 --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --                 --
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     22,194,206         11,371,400         15,066,022
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                 (14,851,985)       (11,096,228)       (11,933,888)
From accumulated net realized gains                           (204,889)           (95,203)                --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                               (15,056,874)       (11,191,431)       (11,933,888)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                     $    66,964,206    $    46,815,170    $    49,635,011
=============================================================================================================

                                                              DIVIDEND           DIVIDEND           DIVIDEND
                                                             ADVANTAGE        ADVANTAGE 2        ADVANTAGE 3
                                                                 (NAD)              (NXZ)              (NZF)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                      $    45,958,483    $    36,217,116    $    47,234,239
-------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              5,485,410          4,228,760          5,696,085
Preferred shares - auction fees                                737,955            553,679            780,307
Preferred shares - dividend
   disbursing agent fees                                        30,000             30,000             30,000
Shareholders' servicing agent fees
   and expenses                                                 16,247              6,597              8,677
Custodian's fees and expenses                                  191,350            134,735            226,548
Directors'/Trustees' fees and expenses                          19,277             15,264             20,741
Professional fees                                               54,231             35,898             42,843
Shareholders' reports - printing and
   mailing expenses                                             77,901             56,746             75,531
Stock exchange listing fees                                     14,504              3,629              3,429
Investor relations expense                                      85,550             66,671             85,077
Other expenses                                                  40,463             33,001             35,991
-------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit, expense reimbursement
   and legal fee refund                                      6,752,888          5,164,980          7,005,229
   Custodian fee credit                                        (98,224)           (80,443)           (26,719)
   Expense reimbursement                                    (1,676,403)        (1,856,261)        (2,749,865)
   Legal fee refund                                            (13,354)            (3,329)                --
-------------------------------------------------------------------------------------------------------------
Net expenses                                                 4,964,907          3,224,947          4,228,645
-------------------------------------------------------------------------------------------------------------
Net investment income                                       40,993,576         32,992,169         43,005,594
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                    4,172,514         (1,053,678)         1,509,431
Change in net unrealized appreciation
   (depreciation) of investments                             8,567,260         10,301,195         10,632,281
Change in net unrealized appreciation
   (depreciation) of futures                                        --                 --            129,711
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --            140,960
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     12,739,774          9,247,517         12,412,383
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (9,396,656)        (7,047,610)        (9,830,888)
From accumulated net realized gains                                 --                 --                 --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                                (9,396,656)        (7,047,610)        (9,830,888)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                     $    44,336,694    $    35,192,076    $    45,587,089
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Statement of
           CHANGES IN NET ASSETS


                                                             PERFORMANCE PLUS (NPP)              MUNICIPAL ADVANTAGE (NMA)
                                                       ----------------------------------    -----------------------------------
                                                                  YEAR               YEAR               YEAR               YEAR
                                                                 ENDED              ENDED              ENDED              ENDED
                                                              10/31/06           10/31/05           10/31/06           10/31/05
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                  $    59,826,874    $    61,211,198    $    46,635,201    $    46,918,021
Net realized gain (loss) from investments                    3,609,041          1,174,258            (38,686)           739,548
Net realized gain (loss) from forward swaps                         --                 --                 --                 --
Change in net unrealized appreciation
   (depreciation) of investments                            18,585,165        (16,746,198)        11,410,086        (10,417,790)
Change in net unrealized appreciation
   (depreciation) of futures                                        --                 --                 --                 --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --                 --                 --
Distributions to Preferred shareholders:
   From net investment income                              (14,851,985)        (9,513,192)       (11,096,228)        (6,994,789)
   From accumulated net realized gains                        (204,889)           (69,318)           (95,203)           (47,587)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                          66,964,206         36,056,748         46,815,170         30,197,403
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (50,243,956)       (56,600,807)       (38,834,236)       (43,068,628)
From accumulated net realized gains                         (1,042,505)          (904,764)          (628,192)          (641,084)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                  (51,286,461)       (57,505,571)       (39,462,428)       (43,709,712)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                                 --                 --            643,731                 --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                  --                 --            643,731                 --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                              15,677,745        (21,448,823)         7,996,473        (13,512,309)
Net assets applicable to Common
   shares at the beginning of year                         929,544,484        950,993,307        675,678,073        689,190,382
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                           $   945,222,229    $   929,544,484    $   683,674,546    $   675,678,073
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                         $     1,230,581    $     6,510,536    $     2,927,826    $     6,201,663
================================================================================================================================

                                                            MARKET OPPORTUNITY (NMO)
                                                       -----------------------------------
                                                                  YEAR               YEAR
                                                                 ENDED              ENDED
                                                              10/31/06           10/31/05
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                  $    46,502,877    $    46,851,160
Net realized gain (loss) from investments                   (3,186,736)         6,140,447
Net realized gain (loss) from forward swaps                         --                 --
Change in net unrealized appreciation
   (depreciation) of investments                            18,252,758        (18,854,854)
Change in net unrealized appreciation
   (depreciation) of futures                                        --                 --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --
Distributions to Preferred shareholders:
   From net investment income                              (11,933,888)        (7,453,196)
   From accumulated net realized gains                              --                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                          49,635,011         26,683,557
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (37,757,943)       (41,760,989)
From accumulated net realized gains                                 --                 --
------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                  (37,757,943)       (41,760,989)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                                 --                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                  --                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                              11,877,068        (15,077,432)
Net assets applicable to Common
   shares at the beginning of year                         689,682,193        704,759,625
------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                           $   701,559,261    $   689,682,193
==========================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                         $       919,444    $     4,150,977
==========================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                            DIVIDEND ADVANTAGE (NAD)             DIVIDEND ADVANTAGE 2 (NXZ)
                                                       ----------------------------------    -----------------------------------
                                                                  YEAR               YEAR               YEAR               YEAR
                                                                 ENDED              ENDED              ENDED              ENDED
                                                              10/31/06           10/31/05           10/31/06           10/31/05
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                  $    40,993,576    $    41,783,665    $    32,992,169    $    33,182,825
Net realized gain (loss) from investments                    4,172,514           (176,759)        (1,053,678)           365,453
Net realized gain (loss) from forward swaps                         --                 --                 --         (5,034,851)
Change in net unrealized appreciation
   (depreciation) of investments                             8,567,260        (10,221,934)        10,301,195          7,731,035
Change in net unrealized appreciation
   (depreciation) of futures                                        --                 --                 --                 --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --                 --          3,532,408
Distributions to Preferred shareholders:
   From net investment income                               (9,396,656)        (5,755,365)        (7,047,610)        (4,391,879)
   From accumulated net realized gains                              --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                          44,336,694         25,629,607         35,192,076         35,384,991
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (33,907,479)       (39,071,157)       (28,774,873)       (30,220,159)
From accumulated net realized gains                                 --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                  (33,907,479)       (39,071,157)       (28,774,873)       (30,220,159)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                                 --                 --            909,885            145,668
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                  --                 --            909,885            145,668
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                              10,429,215        (13,441,550)         7,327,088          5,310,500
Net assets applicable to Common
   shares at the beginning of year                         599,886,646        613,328,196        462,862,203        457,551,703
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                           $   610,315,861    $   599,886,646    $   470,189,291    $   462,862,203
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of ye                                       $     1,374,504    $     3,699,460    $     1,988,926    $     4,862,141
================================================================================================================================

                                                           DIVIDEND ADVANTAGE 3 (NZF)
                                                       -----------------------------------
                                                                  YEAR               YEAR
                                                                 ENDED              ENDED
                                                              10/31/06           10/31/05
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                  $    43,005,594    $    42,749,145
Net realized gain (loss) from investments                    1,509,431             60,740
Net realized gain (loss) from forward swaps                         --                 --
Change in net unrealized appreciation
   (depreciation) of investments                            10,632,281            133,784
Change in net unrealized appreciation
   (depreciation) of futures                                   129,711                 --
Change in net unrealized appreciation
   (depreciation) of forward swaps                             140,960                 --
Distributions to Preferred shareholders:
   From net investment income                               (9,830,888)        (6,046,697)
   From accumulated net realized gains                              --                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                          45,587,089         36,896,972
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (36,446,494)       (38,657,406)
From accumulated net realized gains                                 --                 --
------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                  (36,446,494)       (38,657,406)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                            337,160                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                             337,160                 --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                               9,477,755         (1,760,434)
Net assets applicable to Common
   shares at the beginning of year                         617,357,756        619,118,190
------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                           $   626,835,511    $   617,357,756
==========================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of ye                                       $       962,737    $     4,240,488
==========================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2006, Municipal Advantage (NMA), Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) had outstanding when-issued/delayed delivery purchase commitments of $21,251,553, $3,587,721, $1,172,852 and $2,005,021,
respectively. There were no such outstanding purchase commitments in either Performance Plus (NPP) or Market Opportunity (NMO) at October 31, 2006.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

PROFESSIONAL FEES

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Municipal Advantage (NMA), Dividend Advantage (NAD) and Dividend Advantage 2 (NXZ) reflect a refund of workout expenditures paid in a prior reporting period.

FEDERAL INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                       PERFORMANCE   MUNICIPAL        MARKET    DIVIDEND      DIVIDEND      DIVIDEND
                              PLUS   ADVANTAGE   OPPORTUNITY   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                             (NPP)       (NMA)         (NMO)       (NAD)         (NXZ)         (NZF)
----------------------------------------------------------------------------------------------------
Number of shares:
   Series M                  4,000       3,000         4,000       4,000         3,000            --
   Series T                  4,000       3,000         4,000       4,000         3,000            --
   Series W                  4,000       3,000         3,200          --            --         4,160
   Series TH                 3,160       2,320            --       3,800            --         4,160
   Series F                  4,000       3,000         4,000          --         2,880         4,160
----------------------------------------------------------------------------------------------------
Total                       19,160      14,320        15,200      11,800         8,880        12,480
====================================================================================================


INVERSE FLOATING RATE SECURITIES

The Funds are authorized to invest in inverse floating rate securities. During the year ended October 31, 2006, Municipal Advantage (NMA), Market Opportunity
(NMO), Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Performance Plus
(NPP) did not invest in any such securities during the year ended October 31, 2006.

FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Notes to
       FINANCIAL STATEMENTS (continued)

FUTURES CONTRACTS

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with th broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin as of October 31, 2006.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Director/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:


                                                                            MUNICIPAL                    MARKET
                                            PERFORMANCE PLUS (NPP)       ADVANTAGE (NMA)           OPPORTUNITY (NMO)
                                            ----------------------   ------------------------   ------------------------
                                                 YEAR         YEAR          YEAR         YEAR          YEAR         YEAR
                                                ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                             10/31/06     10/31/05      10/31/06     10/31/05      10/31/06     10/31/05
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                   --           --        40,309           --            --           --
=========================================================================================================================



                                                   DIVIDEND                  DIVIDEND                   DIVIDEND
                                               ADVANTAGE (NAD)          ADVANTAGE 2 (NXZ)          ADVANTAGE 3 (NZF)
                                            ----------------------   ------------------------   ------------------------
                                                 YEAR         YEAR          YEAR         YEAR          YEAR         YEAR
                                                ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                             10/31/06     10/31/05      10/31/06     10/31/05      10/31/06     10/31/05
-------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                   --           --        55,164        8,868        21,722           --
=========================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2006, were as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                             (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Purchases                           $  124,700,213   $  110,329,689   $143,527,048   $ 73,599,563   $ 30,502,860   $ 87,150,874
Sales and maturities                   130,956,915      134,169,212    146,276,417     71,583,836     35,008,446     89,194,902
================================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2006, the cost of investments was as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                             (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Cost of investments                 $1,302,691,978   $  926,556,989   $990,943,730   $820,149,454   $625,826,312   $874,774,926
================================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006, were as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                             (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                     $  104,622,164   $   80,233,431   $ 80,162,904   $ 68,571,746   $ 58,673,722   $ 52,710,665
   Depreciation                           (512,412)         (62,737)    (3,878,495)      (175,120)    (3,607,474)    (1,302,308)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments    $  104,109,752   $   80,170,694   $ 76,284,409   $ 68,396,626   $ 55,066,248   $ 51,408,357
================================================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2006, the Funds' tax year end, were as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                             (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt
   income *                         $    4,425,692   $    4,620,835   $  3,659,265   $  2,916,963   $  3,653,096   $  3,738,588
Undistributed net ordinary
   income **                                58,535           26,427         77,487        118,459         23,339             --
Undistributed net long-term
   capital gains                         3,618,054               --             --             --             --      1,024,327
================================================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2006, paid on November 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended October 31, 2006 and October 31, 2005, was designated for purposes of the dividends paid deduction as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
2006                                         (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                           $   65,689,928   $   50,218,101   $ 49,767,991   $ 43,683,872   $ 36,096,315   $ 46,380,901
Distributions from net ordinary
   income **                                 6,686          154,403        196,171             --             --             --
Distributions from net long-term
   capital gains***                      1,247,394          593,511             --             --             --             --
================================================================================================================================


Notes to
       FINANCIAL STATEMENTS (continued)


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
2005                                         (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                           $   66,204,330   $   50,312,299   $ 49,472,483   $ 45,021,305   $ 34,591,779   $ 44,838,770
Distributions from net ordinary
   income **                               238,651               --             --             --             --             --
Distributions from net long-term
   capital gains                           974,082          688,671             --             --             --             --
================================================================================================================================


  ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

 *** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2006.

At October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                                        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND
                                                                        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2
                                                                            (NMA)          (NMO)          (NAD)          (NXZ)
-------------------------------------------------------------------------------------------------------------------------------
Expiration year:
   2008                                                                 $      --    $        --    $12,130,329    $        --
   2009                                                                        --             --             --             --
   2010                                                                        --             --             --             --
   2011                                                                        --      7,158,110      4,594,300             --
   2012                                                                        --        973,824             --        246,691
   2013                                                                        --             --        104,762      1,591,323
   2014                                                                    35,364      3,141,529             --      1,882,135
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $  35,364    $11,273,463    $16,829,391    $ 3,720,149
===============================================================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                         PERFORMANCE PLUS (NPP)
                                                                                                      MUNICIPAL ADVANTAGE (NMA)
                                                                                                       MARKET OPPORTUNITY (NMO)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                .4500%
For the next $125 million                                                                                                 .4375
For the next $250 million                                                                                                 .4250
For the next $500 million                                                                                                 .4125
For the next $1 billion                                                                                                   .4000
For the next $3 billion                                                                                                   .3875
For net assets over $5 billion                                                                                            .3750
================================================================================================================================



                                                                                                       DIVIDEND ADVANTAGE (NAD)
                                                                                                     DIVIDEND ADVANTAGE 2 (NXZ)
                                                                                                     DIVIDEND ADVANTAGE 3 (NZF)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                .4500%
For the next $125 million                                                                                                 .4375
For the next $250 million                                                                                                 .4250
For the next $500 million                                                                                                 .4125
For the next $1 billion                                                                                                   .4000
For net assets over $2 billion                                                                                            .3750
================================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2006, the complex-level fee rate was .1852%.


COMPLEX-LEVEL ASSETS (1)                                                                                 COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                                                 .2000%
For the next $1 billion                                                                                                   .1800
For the next $1 billion                                                                                                   .1600
For the next $3 billion                                                                                                   .1425
For the next $3 billion                                                                                                   .1325
For the next $3 billion                                                                                                   .1250
For the next $5 billion                                                                                                   .1200
For the next $5 billion                                                                                                   .1175
For the next $15 billion                                                                                                  .1150
For Managed Assets over $91 billion (2)                                                                                   .1400
================================================================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING
JULY 31,
-----------------------------------------------------
1999*                                           .30%
2000                                            .30
2001                                            .30
2002                                            .30
2003                                            .30
2004                                            .30
2005                                            .25%
2006                                            .20
2007                                            .15
2008                                            .10
2009                                            .05
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING
MARCH 31,
-----------------------------------------------------
2001*                                           .30%
2002                                            .30
2003                                            .30
2004                                            .30
2005                                            .30
2006                                            .30
2007                                            .25%
2008                                            .20
2009                                            .15
2010                                            .10
2011                                            .05
=====================================================

*     From the commencement of operations.

Notes to
       FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING
SEPTEMBER 30,
-----------------------------------------------------
2001*                                           .30%
2002                                            .30
2003                                            .30
2004                                            .30
2005                                            .30
2006                                            .30
2007                                            .25%
2008                                            .20
2009                                            .15
2010                                            .10
2011                                            .05
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2006, to shareholders of record on November 15, 2006, as follows:


                                       PERFORMANCE        MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS        ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                             (NPP)            (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Dividend per share                          $.0640           $.0715         $.0660         $.0690         $.0765         $.0730
================================================================================================================================


Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS

      Selected data for a Common share outstanding throughout each period:



                                                  Investment Operations                               Less Distributions
                             ----------------------------------------------------------------   -------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                  Net
                 Beginning                                 Investment         Capital           Investment    Capital
                    Common                        Net       Income to        Gains to            Income to   Gains to
                     Share          Net     Realized/       Preferred       Preferred               Common     Common
                 Net Asset   Investment    Unrealized          Share-          Share-               Share-     Share-
                     Value       Income   Gain (Loss)        holders+        holders+   Total      holders    holders    Total
-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                $15.51        $1.00         $ .38           $(.25)     $  --        $1.13       $ (.84)     $(.02)  $ (.86)
2005                 15.87         1.02          (.26)           (.16)        --          .60         (.94)      (.02)    (.96)
2004                 15.45         1.04           .42            (.07)        --         1.39         (.97)        --     (.97)
2003                 15.38         1.07           .05            (.07)        --         1.05         (.95)      (.03)    (.98)
2002                 15.57         1.09          (.22)           (.10)      (.01)         .76         (.90)      (.04)    (.94)

MUNICIPAL ADVANTAGE (NMA)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                 15.70         1.08           .27            (.26)        --         1.09         (.90)      (.01)    (.91)
2005                 16.02         1.09          (.24)           (.16)        --          .69        (1.00)      (.01)   (1.01)
2004                 15.62         1.11           .41            (.08)        --         1.44        (1.03)      (.01)   (1.04)
2003                 15.41         1.13           .25            (.07)      (.01)        1.30        (1.02)      (.07)   (1.09)
2002                 15.65         1.15          (.22)           (.10)      (.03)         .80         (.94)      (.10)   (1.04)

MARKET OPPORTUNITY (NMO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                 15.14         1.02           .34            (.26)        --         1.10         (.83)        --     (.83)
2005                 15.48         1.03          (.29)           (.16)        --          .58         (.92)        --     (.92)
2004                 15.11         1.03           .37            (.08)        --         1.32         (.95)        --     (.95)
2003                 14.60         1.03           .50            (.08)        --         1.45         (.94)        --     (.94)
2002                 15.24         1.11          (.70)           (.11)      (.01)         .29         (.91)      (.02)    (.93)

DIVIDEND ADVANTAGE (NAD)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                 15.28         1.04           .32            (.24)        --         1.12         (.86)        --     (.86)
2005                 15.62         1.06          (.25)           (.15)        --          .66        (1.00)        --    (1.00)
2004                 15.17         1.09           .46            (.07)        --         1.48        (1.03)        --    (1.03)
2003                 14.94         1.10           .19            (.07)        --         1.22         (.99)        --     (.99)
2002                 14.84         1.13           .01            (.10)        --         1.04         (.94)        --     (.94)

DIVIDEND ADVANTAGE 2 (NXZ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                 15.80         1.12           .32            (.24)        --         1.20         (.98)        --     (.98)
2005                 15.63         1.13           .22            (.15)        --         1.20        (1.03)        --    (1.03)
2004                 15.13         1.12           .51            (.07)        --         1.56        (1.03)      (.03)   (1.06)
2003                 14.89         1.16           .17            (.07)        --         1.26        (1.01)      (.01)   (1.02)
2002                 15.07         1.15          (.32)           (.10)        --          .73         (.91)      (.01)    (.92)

DIVIDEND ADVANTAGE 3 (NZF)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                 15.32         1.07           .29            (.24)        --         1.12         (.90)        --     (.90)
2005                 15.36         1.06           .01            (.15)        --          .92         (.96)        --     (.96)
2004                 14.74         1.06           .59            (.07)        --         1.58         (.96)        --     (.96)
2003                 14.56         1.07           .10            (.07)        --         1.10         (.93)        --     (.93)
2002                 14.47         1.03           .16            (.10)        --         1.09         (.91)        --     (.91)
===============================================================================================================================

                                                                     Total Returns
                                                                  --------------------

                                 Offering                                       Based
                                Costs and      Ending                              on
                                Preferred      Common               Based      Common
                                    Share       Share    Ending        on   Share Net
                             Underwriting   Net Asset    Market    Market       Asset
                                Discounts       Value     Value    Value*      Value*
--------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                $  --      $15.78    $15.09     10.78%       7.50%
2005                                   --       15.51     14.43      3.02        3.83
2004                                   --       15.87     14.95      9.10        9.30
2003                                   --       15.45     14.64      9.58        6.97
2002                                 (.01)      15.38     14.28      4.51        5.03

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                   --       15.88     15.85     10.68        7.16
2005                                   --       15.70     15.19      3.29        4.42
2004                                   --       16.02     15.70      8.82        9.57
2003                                   --       15.62     15.44     13.17        8.71
2002                                   --       15.41     14.66      5.89        5.39

MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                   --       15.41     15.00     11.92        7.49
2005                                   --       15.14     14.19      4.70        3.78
2004                                   --       15.48     14.44      7.97        9.00
2003                                   --       15.11     14.29     10.62       10.24
2002                                   --       14.60     13.80       .49        2.03

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                   --       15.54     15.30     11.19        7.59
2005                                   --       15.28     14.58      1.77        4.27
2004                                   --       15.62     15.31      8.37       10.06
2003                                   --       15.17     15.12     11.41        8.41
2002                                   --       14.94     14.50      2.01        7.26

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                   --       16.02     16.50     11.95        7.86
2005                                   --       15.80     15.64      8.58        7.83
2004                                   --       15.63     15.38     11.16       10.67
2003                                   --       15.13     14.85     14.39        8.67
2002                                  .01       14.89     13.91      (.81)       5.16

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2006                                   --       15.54     15.88     16.90        7.57
2005                                   --       15.32     14.41      6.11        6.09
2004                                   --       15.36     14.50     12.45       11.10
2003                                  .01       14.74     13.80      9.04        7.82
2002                                 (.09)      14.56     13.53     (4.26)       7.20
======================================================================================

                                                       Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------
                                               Before Credit/               After Credit/
                                            Reimbursement/Refund       Reimbursement/Refund**
                                          -------------------------   -------------------------
                                                       Ratio of Net                Ratio of Net
                                            Ratio of     Investment     Ratio of     Investment
                                 Ending     Expenses      Income to     Expenses      Income to
                                    Net   to Average        Average   to Average        Average
                                 Assets   Net Assets     Net Assets   Net Assets     Net Assets
                             Applicable   Applicable     Applicable   Applicable     Applicable   Portfolio
                              to Common    to Common      to Common    to Common      to Common    Turnover
                           Shares (000)     Shares++       Shares++     Shares++       Shares++        Rate
------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           $945,222         1.15%          6.44%        1.14%          6.45%          9%
2005                            929,544         1.15           6.45         1.14           6.46           6
2004                            950,993         1.17           6.69         1.17           6.70          11
2003                            925,525         1.18           6.89         1.18           6.90          10
2002                            921,376         1.18           7.11         1.17           7.12          11

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            683,675         1.18           6.92         1.17           6.93          11
2005                            675,678         1.17           6.81         1.16           6.82           8
2004                            689,190         1.19           7.00         1.18           7.00           4
2003                            671,147         1.21           7.27         1.20           7.27           7
2002                            662,270         1.22           7.55         1.22           7.55          17

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            701,559         1.19           6.73         1.18           6.74          14
2005                            689,682         1.19           6.66         1.18           6.67           7
2004                            704,760         1.21           6.75         1.19           6.77           4
2003                            687,955         1.25           6.94         1.25           6.94           9
2002                            664,914         1.24           7.50         1.24           7.51          13

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            610,316         1.12           6.54          .83           6.83           8
2005                            599,887         1.17           6.48          .80           6.84          11
2004                            613,328         1.14           6.69          .70           7.12           7
2003                            595,266         1.35           6.78          .89           7.24           3
2002                            586,045         1.25           7.24          .80           7.70           7

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            470,189         1.11           6.70          .70           7.11           5
2005                            462,862         1.12           6.66          .67           7.12           2
2004                            457,552         1.14           6.87          .69           7.32           3
2003                            443,101         1.17           7.20          .71           7.66          11
2002                            435,907         1.17           7.32          .70           7.79           9

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            626,836         1.13           6.51          .68           6.96           9
2005                            617,358         1.13           6.39          .68           6.84           3
2004                            619,118         1.15           6.64          .69           7.10           3
2003                            594,154         1.17           6.80          .71           7.26           3
2002                            586,799         1.17           6.78          .70           7.25           7
============================================================================================================

                             Preferred Shares at End of Period
                            -------------------------------------



                              Aggregate   Liquidation
                                 Amount    and Market       Asset
                            Outstanding         Value    Coverage
                                  (000)     Per Share   Per Share
------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------
Year Ended 10/31:
2006                           $479,000       $25,000     $74,333
2005                            479,000        25,000      73,515
2004                            479,000        25,000      74,634
2003                            479,000        25,000      73,305
2002                            479,000        25,000      73,089

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------
Year Ended 10/31:
2006                            358,000        25,000      72,743
2005                            358,000        25,000      72,184
2004                            358,000        25,000      73,128
2003                            358,000        25,000      71,868
2002                            358,000        25,000      71,248

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------
Year Ended 10/31:
2006                            380,000        25,000      71,155
2005                            380,000        25,000      70,374
2004                            380,000        25,000      71,366
2003                            380,000        25,000      70,260
2002                            380,000        25,000      68,744

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------
Year Ended 10/31:
2006                            295,000        25,000      76,722
2005                            295,000        25,000      75,838
2004                            295,000        25,000      76,977
2003                            295,000        25,000      75,446
2002                            295,000        25,000      74,665

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------
Year Ended 10/31:
2006                            222,000        25,000      77,949
2005                            222,000        25,000      77,124
2004                            222,000        25,000      76,526
2003                            222,000        25,000      74,899
2002                            222,000        25,000      74,089

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------
Year Ended 10/31:
2006                            312,000        25,000      75,227
2005                            312,000        25,000      74,468
2004                            312,000        25,000      74,609
2003                            312,000        25,000      72,608
2002                            312,000        25,000      72,019
==================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

                                  Spread 92-93

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of        1994                 Chairman (since 1996) and Director of              171
3/28/49                      the Board                               Nuveen Investments, Inc., Nuveen
333 W. Wacker Drive          and Board                               Investments, LLC, Nuveen Advisory Corp.
Chicago, IL 60606            Member                                  and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director (1996-2006)
                                                                     of Institutional Capital Corporation;
                                                                     Chairman and Director (since 1997) of
                                                                     Nuveen Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999); Chairman
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent   1997                 Private Investor and Management                    171
8/22/40                      Board member                            Consultant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (since 1989) as Senior Vice                171
7/29/34                                                              President of The Northern Trust Company;
333 W. Wacker Drive                                                  Director (since 2002) Community Advisory
Chicago, IL 60606                                                    Board for Highland Park and Highwood,
                                                                     United Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine Foundation,            171
10/22/48                                                             a private philanthropic corporation
333 W. Wacker Drive                                                  (since 1996); Director and Vice
Chicago, IL 60606                                                    Chairman, United Fire Group, a publicly
                                                                     held company; Adjunct Faculty Member,
                                                                     University of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe College
                                                                     and Iowa College Foundation; formerly,
                                                                     Director, Alliant Energy; formerly,
                                                                     Director, Federal Reserve Bank of
                                                                     Chicago; formerly, President and Chief
                                                                     Operating Officer, SCI Financial Group,
                                                                     Inc., a regional financial services
                                                                     firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean, Tippie College of Business,                  171
3/6/48                                                               University of Iowa (since June 2006);
333 W. Wacker Drive                                                  formerly, Dean and Distinguished
Chicago, IL 60606                                                    Professor of Finance, School of Business
                                                                     at the University of Connecticut
                                                                     (2003-2006); previously, Senior Vice
                                                                     President and Director of Research at
                                                                     the Federal Reserve Bank of Chicago
                                                                     (1995-2003); Director (since 1997),
                                                                     Credit Research Center at Georgetown
                                                                     University; Director (since 2004) of
                                                                     Xerox Corporation; Director, SS&C
                                                                     Technologies, Inc. (May 2005 - October
                                                                     2005).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (since 2004) as Chairman,                  169
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One Investment
Chicago, IL 60606                                                    Advisors Corporation, and President, One
                                                                     Group Mutual Funds; prior thereto,
                                                                     Executive Vice President, Banc One
                                                                     Corporation and Chairman and CEO, Banc
                                                                     One Investment Management Group; Board
                                                                     of Regents, Luther College; member of
                                                                     the Wisconsin Bar Association; member of
                                                                     Board of Directors, Friends of Boerner
                                                                     Botanical Gardens.



                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member       1997                 Chairman of Miller-Valentine Partners              171
9/24/44                                                              Ltd., a real estate investment company;
333 W. Wacker Drive                                                  formerly, Senior Partner and Chief
Chicago, IL 60606                                                    Operating Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly, Vice
                                                                     President, Miller-Valentine Realty;
                                                                     Board Member, Chair of the Finance
                                                                     Committee and member of the Audit
                                                                     Committee of Premier Health Partners,
                                                                     the not-for-profit company of Miami
                                                                     Valley Hospital; Vice President, Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Board Member, Regional Leaders Forum,
                                                                     which promotes cooperation on economic
                                                                     development issues; Director, Dayton
                                                                     Development Coalition; formerly, Member,
                                                                     Community Advisory Board, National City
                                                                     Bank, Dayton, Ohio and Business Advisory
                                                                     Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and Dorothy            171
12/29/47                                                             Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                  thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                    Protection Fund (from 1990 to 1994).
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and             171
1/22/50                                                              Finance, Northwestern University (since
333 W. Wacker Drive                                                  1997); Director (since 2003), Chicago
Chicago, IL 60606                                                    Board Options Exchange; formerly,
                                                                     Director (2003-2006), National Mentor
                                                                     Holdings, a privately-held, national
                                                                     provider of home and community-based
                                                                     services; Chairman (since 1997), Board
                                                                     of Directors, Rubicon, a pure captive
                                                                     insurance company owned by Northwestern
                                                                     University; Director (since 1997),
                                                                     Evanston Chamber of Commerce and
                                                                     Evanston Inventure, a business
                                                                     development organization.



                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002),                    171
9/9/56                       Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive          Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General Counsel,
                                                                     of Nuveen Investments, LLC; Managing
                                                                     Director (2002-2004), General Counsel
                                                                     (1998-2004) and Assistant Secretary,
                                                                     formerly, Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing Director
                                                                     (since 2002) and Assistant Secretary and
                                                                     Associate General Counsel, formerly,
                                                                     Vice President (since 1997), of Nuveen
                                                                     Asset Management; Managing Director
                                                                     (since 2004) and Assistant Secretary
                                                                     (since 1994) of Nuveen Investments,
                                                                     Inc.; Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Managing Director, Associate General
                                                                     Counsel and Assistant Secretary of
                                                                     Rittenhouse Asset Management, Inc.;
                                                                     Assistant Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors, LLC and
                                                                     Santa Barbara Asset Management, LLC;
                                                                     (since 2006); Chartered Financial
                                                                     Analyst.


Board Members
       AND OFFICERS (continued)


                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005), formerly           171
9/22/63                                                              Vice President (since 2002); formerly,
333 W. Wacker Drive                                                  Assistant Vice President (since 2000) of
Chicago, IL 60606                                                    Nuveen Investments, LLC; Chartered
                                                                     Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,             171
2/3/66                       and Assistant                           Assistant Vice President (since 2000) of
333 W. Wacker Drive          Secretary                               Nuveen Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President and Treasurer of Nuveen             171
11/28/67                                                             Investments, LLC and of Nuveen
333 W. Wacker Drive                                                  Investments, Inc. (since 1999); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen Asset
                                                                     Management (since 2002) and of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ Investment
                                                                     Management Company, LLC. (since 2002);
                                                                     Vice President and Treasurer of Nuveen
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 2003); Treasurer of Symphony
                                                                     Asset Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors, LLC
                                                                     (since 2006); formerly, Vice President
                                                                     and Treasurer (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Chartered Financial
                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond              Vice President     2005                 Vice President, Director of Investment             171
8/24/61                                                              Operations, Nuveen Investments, LLC
333 W. Wacker Drive                                                  (since January 2005); formerly,
Chicago, IL 60606                                                    Director, Business Manager, Deutsche
                                                                     Asset Management (2003-2004), Director,
                                                                     Business Development and Transformation,
                                                                     Deutsche Trust Bank Japan (2002-2003);
                                                                     previously, Senior Vice President, Head
                                                                     of Investment Operations and Systems,
                                                                     Scudder Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant Services,
                                                                     Scudder Investments (1995-2002).
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President      1998                Vice President (since 2002), Assistant             171
9/24/64                      and Secretary                           Secretary and Assistant General Counsel
333 W. Wacker Drive                                                  (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 1998) of Nuveen
                                                                     Investments, LLC; Vice President
                                                                     (2002-2004) and Assistant Secretary
                                                                     (1998-2004) formerly, Assistant Vice
                                                                     President of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant Secretary
                                                                     (since 2005) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President      1998                Managing Director (since 2004),                    171
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2005) of Nuveen
                                                                     Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President      1995                Managing Director (since 2002),                    171
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President (since
                                                                     2002) of Nuveen Investments Advisers
                                                                     Inc.; Chartered Financial Analyst.



                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds              171
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments, Inc.;
                                                                     Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief              2003                 Vice President and Assistant Secretary             171
2/24/70                      Officer and                             (since 2006) formerly, Assistant Vice
333 West Wacker Drive        Vice President                          President and Assistant General Counsel
Chicago, IL 60606                                                    (since 2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President of
                                                                     Nuveen Asset Management; previously,
                                                                     Associate (2001-2003) at the law firm of
                                                                     Vedder, Price, Kaufman & Kammholz.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen              171
3/22/63                                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                                  Accountant.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President of Nuveen Investments,              171
8/27/61                                                              LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary and            171
7/27/51                      and Assistant                           Assistant General Counsel of Nuveen
333 W. Wacker Drive          Secretary                               Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Assistant Secretary of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President (since 2005) and Assistant
                                                                     Secretary of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice President
                                                                     (since 2000), Assistant Secretary and
                                                                     Assistant General Counsel (since 1998)
                                                                     of Rittenhouse Asset Management, Inc.;
                                                                     Vice President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002), Symphony Asset Management
                                                                     LLC (since 2003) and Tradewinds NWQ
                                                                     Global Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

        ANNUAL INVESTMENT
        MANAGEMENT AGREEMENT
        APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "MAY MEETING"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "FUND ADVISER").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

      o     the nature, extent and quality of services provided by the Fund
            Adviser;

      o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

      o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

      o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

      o     the expenses of the Fund Adviser in providing the various services;

      o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "PEER UNIVERSE") as well as compared to a subset of funds within the Peer Universe (the "PEER GROUP") to the respective Fund (as applicable);

      o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

      o     the soft dollar practices of the Fund Adviser, if any; and

      o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 ACT") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (E.G., product positioning, performance benchmarking, risk management); fund administration (E.G., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (E.G., organizing board meetings and preparing related materials); compliance (E.G., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (E.G., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "PERFORMANCE PEER GROUP") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

        ANNUAL INVESTMENT MANAGEMENT
        AGREEMENT APPROVAL PROCESS (continued)

      may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

      3. PROFITABILITY OF FUND ADVISER

      In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
       REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the `'Plan") as further described below effective with the close of business on February 1, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

        Notes

        Notes

        Notes

Other Useful
       INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF DIRECTORS/TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

      EACH FUND INTENDS TO REPURCHASE SHARES OF ITS OWN COMMON OR PREFERRED STOCK IN THE FUTURE AT SUCH TIMES AND IN SUCH AMOUNTS AS IS DEEMED ADVISABLE. NO SHARES WERE REPURCHASED DURING THE PERIOD COVERED BY THIS REPORT. ANY FUTURE REPURCHASES WILL BE REPORTED TO SHAREHOLDERS IN THE NEXT ANNUAL OR SEMIANNUAL REPORT.

Nuveen Investments:

SERVING Investors
       For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

BE SURE TO OBTAIN A PROSPECTUS, WHERE APPLICABLE. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE AND POLICIES, RISK CONSIDERATIONS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION RELEVANT TO AN INVESTMENT IN THE FUND. FOR A PROSPECTUS, PLEASE CONTACT YOUR SECURITIES REPRESENTATIVE OR NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                         o     Share prices

             Learn more  o     Fund details

  about Nuveen Funds at  o     Daily financial news

     www.nuveen.com/cef  o     Investor education

                         o     Interactive planning tools









                                                                          [LOGO]
                                                                NUVEEN
                                                                    INVESTMEMNTS

EAN-B-1006D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      Nuveen Municipal Advantage Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
October  31, 2006                         $ 31,881                    $ 0                $ 400          $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
October 31, 2005                          $ 30,029                    $ 0                $ 516          $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND         AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
October  31, 2006                            $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
October 31, 2005                             $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
-----------------------------------------------------------------------------------------------------------------------
October  31, 2006                             $ 3,350                $ 2,200                  $ 0               $ 5,550
October 31, 2005                              $ 3,266                $ 2,200                  $ 0               $ 5,466

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Thomas Spalding    Nuveen Municipal Advantage Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company       11         $8.996 billion
                   Other Pooled Investment Vehicles     0         $0.00
                   Other Accounts                       5         $10 million

* Assets are as of October 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 48,513 securities with an aggregate current market value of $ 923,532 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the October 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          DOLLAR
                                                                                                          RANGE OF
                                                                                            DOLLAR        EQUITY
                                                                                            RANGE OF      SECURITIES
                                                                                            EQUITY        BENEFICIALLY
                                                                                            SECURITIES    OWNED IN
                                                                                            BENEFICIALLY  THE
                                                                                            OWNED IN      REMAINDER
                                                                                            FUND          OF NUVEEN
                                                                                                          FUNDS
                                                                                                          MANAGED BY
                                                                                                          NAM'S
                                                                                                          MUNICIPAL
NAME OF PORTFOLIO                                                                                         INVESTMENT
MANAGER                   FUND                                                                            TEAM
-----------------------------------------------------------------------------------------------------------------------
Thomas Spalding           Nuveen Municipal Advantage Fund, Inc.                             $0            $100,001 -
                                                                                                          $250,000
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. He received his undergraduate degree and MBA from the University of Michigan and attained the CFA designation in 1979. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Advantage Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.